                                                                     EXHIBIT 4.1
                                                                     -----------



================================================================================

                               INDENTURE OF TRUST


                                     between


                          EDUCATION LOANS INCORPORATED


                                       and


                         U.S. BANK NATIONAL ASSOCIATION

                                   as Trustee




                         ------------------------------

                          Dated as of December 1, 1999

                         ------------------------------


================================================================================

                              CROSS REFERENCE TABLE

  TIA                                                              Indenture
Section                                                             Section
-------                                                             -------

310(a)(1).........................................................   7.13
   (a)(2).........................................................   7.13
   (a)(3).........................................................   7.12
   (a)(4).........................................................   N.A.(2)
   (a)(5).........................................................   7.13
   (b)............................................................   7.8; 7.13
   (c)............................................................   N.A.
311(a)............................................................   7.14
   (b)............................................................   7.14
   (c)............................................................   N.A.
312(a)............................................................   12.1
   (b)............................................................   12.2
   (c)............................................................   12.2
313(a)............................................................   12.4
   (b)(1).........................................................   12.4
   (b)(2).........................................................   12.4
   (c)............................................................   13.4
   (d)............................................................   12.4
314(a)............................................................   12.3
   (b)............................................................   13.12;13.13
   (c)(1).........................................................   1.4
   (c)(2).........................................................   1.4
   (c)(3).........................................................   1.4
   (d)............................................................   1.4
   (e)............................................................   1.4
   (f)............................................................   1.4
315(a)............................................................   7.1
   (b)............................................................   7.3; 13.4
   (c)............................................................   7.1
   (d)............................................................   7.1
   (e)............................................................   6.11
316(a)(last sentence).............................................   1.1
   (a)(1)(A)......................................................   6.4
   (a)(1)(B)......................................................   6.13
   (a)(2).........................................................   N.A.
   (b)............................................................   6.9
   (c)............................................................   N.A.
317(a)(1).........................................................   6.3
   (a)(2).........................................................   6.10
   (b)............................................................   7.17
318(a)............................................................   13.11

----------
(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
(2)  N.A. means Not Applicable.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

PARTIES....................................................................  vii

RECITALS...................................................................  vii

GRANTING CLAUSES........................................................... viii

ARTICLE ONE-- DEFINITIONS AND GENERAL PROVISIONS...........................  1-1
   Section 1.1.   Definitions .............................................  1-1
   Section 1.2.   Definitions of General Terms............................. 1-25
   Section 1.3.   Computations............................................. 1-26
   Section 1.4.   Compliance Certificates and Opinions, etc................ 1-26
   Section 1.5.   Evidence of Action by the Corporation.................... 1-28
   Section 1.6.   Exclusion of Notes Held By or For the
                  Corporation.............................................. 1-29
   Section 1.7.   Exhibits................................................. 1-29
   Section 1.8.   Incorporation by Reference of Trust Indenture Act........ 1-29

ARTICLE TWO -- NOTE FORMS..................................................  2-1
   Section 2.1.   Forms Generally..........................................  2-1
   Section 2.2.   Form of Notes............................................  2-1

ARTICLE THREE -- THE NOTES.................................................  3-1
   Section 3.1.   General Title............................................  3-1
   Section 3.2.   General Limitations; Issuable in Series; Purposes
                  and Conditions for Issuance; Payment of
                  Principal and Interest...................................  3-1
   Section 3.3.   Terms of Particular Series...............................  3-3
   Section 3.4.   Form and Denominations...................................  3-3
   Section 3.5.   Execution, Authentication and Delivery...................  3-4
   Section 3.6.   Temporary Notes..........................................  3-4
   Section 3.7.   Registration, Transfer and Exchange......................  3-4
   Section 3.8.   Mutilated, Destroyed, Lost and Stolen Notes..............  3-6
   Section 3.9.   Interest Rights Preserved; Dating of Notes...............  3-7
   Section 3.10.  Persons Deemed Holders...................................  3-7
   Section 3.11.  Cancellation.............................................  3-7
   Section 3.12.  Class B and Class C Notes................................  3-8

ARTICLE FOUR --  CREATION OF FUNDS AND ACCOUNTS; CREDITS
                  THERETO AND PAYMENTS THEREFROM...........................  4-1
   Section 4.1.   Creation of Funds and Accounts...........................  4-1
   Section 4.2.   Acquisition Fund.........................................  4-1
   Section 4.3.   Administration Fund......................................  4-4

   Section 4.4.   Reserve Fund.............................................  4-6
   Section 4.5.   Indemnification Fund.....................................  4-8
   Section 4.6.   Revenue Fund.............................................  4-8
   Section 4.7.   Note Fund................................................ 4-10
   Section 4.7.1. Interest Account......................................... 4-11
   Section 4.7.2. Principal Account........................................ 4-14
   Section 4.7.3. Retirement Account....................................... 4-18
   Section 4.8.   Surplus Fund............................................. 4-19
   Section 4.9.   Alternative Loan Guarantee Fund.......................... 4-25
   Section 4.10.  Pledge................................................... 4-26
   Section 4.11.  Investments.............................................. 4-27
   Section 4.12.  Transfer of Investment Securities........................ 4-30
   Section 4.13.  Termination.............................................. 4-30

ARTICLE FIVE  --  COVENANTS TO SECURE NOTES;
                   REPRESENTATIONS AND WARRANTIES..........................  5-1
   Section 5.1.   Trustee to Hold Financed Student Loans...................  5-1
   Section 5.2.   Credit Enhancement Facilities, Demand Purchase
                  Agreements and Swap Agreements...........................  5-1
   Section 5.3.   Enforcement and Amendment of Guarantee
                  Agreements...............................................  5-2
   Section 5.4.   Trustee to Hold Alternative Loan Notes...................  5-2
   Section 5.5.   Acquisition, Collection and Assignment of
                  Student Loans............................................  5-2
   Section 5.6.   Enforcement of Financed Student Loans....................  5-3
   Section 5.7.   Servicing and Other Agreements...........................  5-3
   Section 5.8.   Administration and Collection of Financed Student
                  Loans....................................................  5-4
   Section 5.9.   Books of Account; Annual Audit...........................  5-4
   Section 5.10.  Punctual Payments........................................  5-4
   Section 5.11.  Further Assurances.......................................  5-5
   Section 5.12.  Protection of Security; Power To Issue Notes
                  and Pledge Revenues and Other Funds......................  5-5
   Section 5.13.  No Encumbrances..........................................  5-6
   Section 5.14.  Use of Trustee Eligible Lender Number....................  5-6
   Section 5.15.  Limitation on Administrative Expenses and
                  Note Fees; Reports.......................................  5-6
   Section 5.16.  Continuing Existence; Merger and Consolidation...........  5-6
   Section 5.17.  Fidelity Bonds...........................................  5-7
   Section 5.18.  Amendment of Student Loan Purchase
                  Agreements...............................................  5-7
   Section 5.19.  Enforcement and Amendment of
                  Guarantee Agreements.....................................  5-8
   Section 5.20.  Amendment of Remarketing Agreements
                  and Depositary Agreements................................  5-8
   Section 5.21.  Additional Covenants of the Corporation..................  5-8

   Section 5.22.  Representations and Warranties of the Corporation........ 5-11
   Section 5.23.  Trustee to Furnish Monthly Servicing Report.............. 5-12
   Section 5.24.  Change in Name or State of Incorporation of Corporation.. 5-12
   Section 5.25.  Enforcement of Bailment Agreements....................... 5-13

ARTICLE SIX --  DEFAULTS AND REMEDIES......................................  6-1
   Section 6.1.   Events of Default........................................  6-1
   Section 6.2.   Acceleration.............................................  6-2
   Section 6.3.   Other Remedies; Rights of Beneficiaries..................  6-5
   Section 6.4.   Direction of Proceedings by Acting
                  Beneficiaries Upon Default...............................  6-6
   Section 6.5.   Waiver of Stay or Extension Laws.........................  6-6
   Section 6.6.   Application of Moneys....................................  6-6
   Section 6.7.   Remedies Vested in Trustee...............................  6-9
   Section 6.8.   Limitation on Suits by Beneficiaries..................... 6-10
   Section 6.9.   Unconditional Right of Noteholders To
                  Enforce Payment.......................................... 6-10
   Section 6.10.  Trustee May File Proofs of Claims........................ 6-10
   Section 6.11.  Undertaking for Costs.................................... 6-11
   Section 6.12.  Termination of Proceedings............................... 6-11
   Section 6.13.  Waiver of Defaults and Events of Default................. 6-12
   Section 6.14.  Inspection of Books and Records.......................... 6-12

ARTICLE SEVEN  --  FIDUCIARIES.............................................  7-1
   Section 7.1.   Acceptance of the Trustee................................  7-1
   Section 7.2.   Fees, Charges and Expenses of the Trustee, Paying
                  Agents, Note Registrar, Authenticating Agents,
                  Deposit Agents, Remarketing Agents, Depositaries,
                  Auction Agents and Broker-Dealers........................  7-3
   Section 7.3.   Notice to Beneficiaries if Default Occurs................  7-4
   Section 7.4.   Intervention by Trustee..................................  7-4
   Section 7.5.   Successor Trustee, Paying Agents, Authenticating
                  Agents, Deposit Agents and Depositaries..................  7-4
   Section 7.6.   Resignation by Trustee, Paying Agents,
                  Authenticating Agents, Deposit Agents
                  and Depositaries.........................................  7-5
   Section 7.7.   Removal of Trustee.......................................  7-5
   Section 7.8.   Appointment of Successor Trustee.........................  7-5
   Section 7.9.   Concerning any Successor Trustee.........................  7-6
   Section 7.10.  Trustee Protected in Relying Upon Resolutions,
                  Etc. ....................................................  7-6
   Section 7.11.  Successor Trustee as Custodian of Funds..................  7-6
   Section 7.12.  Co-Trustee...............................................  7-6
   Section 7.13.  Corporate Trustee Required; Eligibility;
                  Disqualification.........................................  7-8

   Section 7.14.  Preferential Collection of Claims Against
                  Corporation..............................................  7-9
   Section 7.15.  Statement by Trustee of Funds and Accounts
                  and Other Matters........................................  7-9
   Section 7.16.  Trustee, Authenticating Agent, Note
                  Registrar, Paying Agents, Deposit Agents,
                  Remarketing Agents, Depositaries, Auction Agents
                  and Broker-Dealers May Buy, Hold, Sell or
                  Deal in Notes............................................  7-9
   Section 7.17.  Authenticating Agent and Paying Agents;
                  Paying Agents To Hold Moneys in Trust....................  7-9
   Section 7.18.  Removal of Authenticating Agent
                  and Paying Agents; Successors............................ 7-10
   Section 7.19.  Appointment and Qualifications of Deposit Agents......... 7-11
   Section 7.20.  Appointment and Qualifications of Depositaries........... 7-12
   Section 7.21.  Remarketing Agents....................................... 7-13
   Section 7.22.  Qualifications of Remarketing Agents..................... 7-14

ARTICLE EIGHT  --  SUPPLEMENTAL INDENTURES.................................  8-1
   Section 8.1.   Supplemental Indentures Not Requiring Consent
                  of Beneficiaries.........................................  8-1
   Section 8.2.   Supplemental Indentures Requiring Consent
                  of Beneficiaries.........................................  8-2
   Section 8.3.   Rights of Trustee........................................  8-3
   Section 8.4.   Rating Agency Confirmation
                  Required Prior to Execution of Supplemental
                  Indenture................................................  8-3
   Section 8.5.   Consent of Depositaries..................................  8-3
   Section 8.6.   Consent of Remarketing Agents............................  8-4
   Section 8.7.   Consent of Auction Agents................................  8-4
   Section 8.8.   Consent of Broker-Dealers................................  8-4
   Section 8.9.   Conformity With Trust Indenture Act......................  8-4

ARTICLE NINE  --  NOTEHOLDERS' MEETINGS....................................  9-1
   Section 9.1.   Purposes for Which Noteholders' Meetings
                  May Be Called............................................  9-1
   Section 9.2.   Place of Meetings of Noteholders.........................  9-1
   Section 9.3.   Call and Notice of Noteholders' Meetings.................  9-1
   Section 9.4.   Persons Entitled To Vote at Noteholders' Meetings........  9-2
   Section 9.5.   Determination of Voting Rights; Conduct and
                  Adjournment of Meetings..................................  9-2
   Section 9.6.   Counting Votes and Recording Action of Meetings..........  9-3
   Section 9.7.   Revocation by Noteholders ...............................  9-3

ARTICLE TEN  --  REDEMPTION AND PREPAYMENT................................. 10-1
   Section 10.1.  Right of Redemption and Prepayment....................... 10-1

   Section 10.2.  Election to Redeem, Prepay or Purchase;
                  Notice to Trustee; Senior Asset Requirement.............. 10-1
   Section 10.3.  Selection by Trustee of Notes To Be Redeemed............. 10-2
   Section 10.4.  Notice of Redemption..................................... 10-2
   Section 10.5.  Notes Payable on Redemption Date and Sinking
                  Fund Payment Date........................................ 10-3
   Section 10.6.  Notes Redeemed or Prepaid in Part........................ 10-3
   Section 10.7.  Purchase of Notes........................................ 10-4

ARTICLE ELEVEN  --  DEFEASANCE; MONEYS HELD FOR PAYMENT
                     OF DEFEASED NOTES..................................... 11-1
   Section 11.1.  Discharge of Liens and Pledges; Notes No Longer
                  Outstanding and Deemed To Be Paid Hereunder.............. 11-1
   Section 11.2.  Notes Not Presented for Payment When Due;
                  Moneys Held for the Notes after Due Date
                  of Notes................................................. 11-3

ARTICLE TWELVE  --  NOTEHOLDERS' LISTS AND REPORTS......................... 12-1
   Section 12.1.  Note Registrar To Furnish Trustee Names
                  and Addresses to Noteholders............................. 12-1
   Section 12.2.  Preservation of Information; Communications
                  to Noteholders........................................... 12-1
   Section 12.3.  Reports by Corporation................................... 12-1
   Section 12.4.  Reports by Trustee....................................... 12-2

ARTICLE THIRTEEN --  MISCELLANEOUS......................................... 13-1
   Section 13.1.  Consent, Etc., of Noteholders............................ 13-1
   Section 13.2.  Limitation of Rights..................................... 13-1
   Section 13.3.  Severability............................................. 13-1
   Section 13.4.  Notices.................................................. 13-2
   Section 13.5.  Counterparts............................................. 13-3
   Section 13.6.  Indenture Constitutes a Security Agreement............... 13-3
   Section 13.7.  Payments Due on Non-Business Days........................ 13-3
   Section 13.8.  Notices to Rating Agencies............................... 13-3
   Section 13.9.  Governing Law............................................ 13-3
   Section 13.10. Rights of Other Beneficiaries ........................... 13-3
   Section 13.11. Conflict with Trust Indenture Act ....................... 13-3
   Section 13.12. Opinions as to Trust Estate ............................. 13-3
   Section 13.13. Recording of Indenture .................................. 13-4
   Section 13.14. No Petition ............................................. 13-4
   Section 13.15. Income Tax Characterization ............................. 13-4

SIGNATURES................................................................. 13-5

   EXHIBIT A      Eligible FFELP Loan Acquisition Certificate..............  A-1
   EXHIBIT B      Eligible FFELP Loan Origination Certificate..............  B-1

   EXHIBIT C      Student Loan Acquisition Certificate.....................  C-1
   EXHIBIT D      Form of Updating Eligible FFELP Loan Acquisition
                  Certificate..............................................  D-1
   EXHIBIT E      Eligible Alternative Loan Acquisition Certificate........  E-1

         THIS INDENTURE OF TRUST, dated as of December 1, 1999, between EDUCATION LOANS INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Corporation"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States (herein called the "Trustee");

                           RECITALS OF THE CORPORATION

         WHEREAS, the Trustee has entered into certain contracts and agreements, herein identified, with the Secretary of Education (hereinafter, together with the former United States Commissioner of Education, referred to as the "Secretary of Education") and each Guarantee Agency (as hereinafter defined), to provide an insurance or guarantee program for student loans incurred under the Higher Education Act of 1965, as amended, and the regulations promulgated by the United States Department of Education thereunder (hereinafter referred to as the "Higher Education Act"), that the Trustee on behalf of the Corporation may acquire with the proceeds of the sale of the Corporation's bonds, notes or other obligations, and it is contemplated that the Trustee may in the future enter into comparable agreements with other Guarantee Agencies; and

         WHEREAS, each Guarantee Agency has entered into agreements with the Secretary of Education for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement of certain amounts to be paid upon certain defaulted student loans guaranteed or insured by such Guarantee Agency, and interest subsidy payments and Special Allowance Payments to holders of loans guaranteed or insured by such Guarantee Agency, and it is contemplated that any other Guarantee Agency as described in the preceding paragraph will enter into comparable agreements; and

         WHEREAS, the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Notes, to be issued in one or more series (hereinafter referred to as the "Notes") and for the purposes as in this Indenture provided; and

         WHEREAS, all things necessary to make the Notes, when executed by the Corporation and authenticated and delivered by the Trustee hereunder, the valid obligations of the Corporation, and to make this Indenture a valid agreement of the Corporation in accordance with their and its terms, have been done;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         The Corporation, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Notes by the Holders thereof, the execution and delivery of any Swap Agreement (as hereinafter defined) by any Swap Counterparty (as hereinafter defined), the execution and delivery of any Credit Enhancement Facility (as hereinafter defined) by any Credit Facility Provider (as hereinafter defined), the execution and delivery of any Demand Purchase Agreement (as hereinafter defined) by any Credit Facility Provider, and the acknowledgment thereof by the Trustee, in order to secure the payment of the principal of, premium, if any, and interest on and any Carry-Over

Amounts (and accrued interest thereon) with respect to the Notes according to their tenor and effect and the performance and observance by the Corporation of all the covenants expressed or implied herein and in the Notes and in any such Swap Agreement, Credit Enhancement Facility or Demand Purchase Agreement, does hereby grant to the Trustee, and to its successors in trust, and to them and their assigns, forever, a security interest in the following:

                              GRANTING CLAUSE FIRST

         All rights, title, interest and privileges of the Corporation (1) with respect to Financed Student Loans, in, to and under the Federal Reimbursement Contracts, any Servicing Agreement, the Student Loan Purchase Agreements (including, but not limited to, those agreements described in Exhibits H-1 and H-2 to the First Supplemental Indenture), the Transfer Agreements, any Non-Delivery Fees and the Guarantee Agreements, (2) in, to and under all Financed Student Loans (including the evidences of indebtedness thereof and related documentation), the proceeds of the sale of the Notes (until expended for the purpose for which the Notes were issued) and the revenues, moneys, evidences of indebtedness and securities (including any earnings thereon) in and payable into the Acquisition Fund, Note Fund, Revenue Fund, Reserve Fund, Administration Fund, Indemnification Fund, Alternative Loan Guarantee Fund and Surplus Fund, in the manner and subject to the prior applications provided in Article Four hereof, and (3) in, to and under any Credit Enhancement Facility, any Demand Purchase Agreement, any Swap Agreement, any Swap Counterparty Guarantee, any Depositary Agreement, any Remarketing Agreement, any Auction Agent Agreement and any Broker-Dealer Agreement, all as hereinbefore and hereinafter defined, including any contract or any evidence of indebtedness or other rights of the Corporation to receive any of the same whether now existing or hereafter coming into existence, and whether now or hereafter acquired;

                             GRANTING CLAUSE SECOND

         All proceeds from any property described in these Granting Clauses and any and all other property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder by the Corporation or by anyone in its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

         TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to them and their assigns forever;

         IN TRUST NEVERTHELESS, upon the terms and trust herein set forth (i) for the equal and proportionate benefit, security and protection of all present and future Senior Beneficiaries (as hereinafter defined), without privilege, priority or distinction as to lien or otherwise of any of the Senior Beneficiaries over any of the other, (ii) for the equal and proportionate benefit, security and protection of all present and future Subordinate Beneficiaries (as hereinafter defined), without privilege, priority or distinction as to the lien or otherwise of any of the Subordinate Beneficiaries over any of the other, but on a basis subordinate to the Senior

Beneficiaries on the terms described herein, and (iii) for the equal and proportionate benefit, security and protection of all present and future Holders of Class C Notes (as hereinafter defined), but on a basis subordinate to the Senior Beneficiaries and the Subordinate Beneficiaries on the terms described herein;

         PROVIDED, HOWEVER, that if the Corporation, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of and premium, if any, on the Notes and the interest and any Carry-Over Amounts (and accrued interest thereon) with respect thereto due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes, according to the true intent and meaning thereof, and shall make the payments into the Trust Funds as required under Article Four hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee sums sufficient for payment of the entire amount due and to become due thereon as herein provided, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay to the Trustee, any Swap Counterparty and any Credit Facility Provider all sums of money due or to become due to them in accordance with the terms and provisions hereof, then (except as provided in Section 4.5 hereof or otherwise provided in a Supplemental Indenture) this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect.

         NOW, THEREFORE, it is mutually covenanted and agreed for the benefit of all Holders of the Notes and for the benefit of any Swap Counterparty and any Credit Facility Provider, as follows:

                                   ARTICLE ONE

                       DEFINITIONS AND GENERAL PROVISIONS

         Section 1.1. Definitions. In this Indenture the following terms have the following respective meanings unless the context hereof clearly requires otherwise:

         "Account" shall mean any of the Accounts created or established by this Indenture.

         "Accountant" shall mean Eide Helmeke PLLP, Certified Public Accountants, Aberdeen, South Dakota, any other registered or certified public accountant or firm of such accountants duly licensed to practice and practicing as such under the laws of the State, selected and paid by the Corporation, who is Independent and not under the domination of the Corporation, but who may be regularly retained to make annual or similar audits of the books or records of the Corporation.

         "Acquisition Fund" shall mean the Acquisition Fund created and established by Section 4.1 hereof.

         "Acting Beneficiaries Upon Default" shall mean, as such term is used in Article Six hereof:

                  (a) at any time that any Senior Obligations are Outstanding,

                           (i) for purposes of clause (i) of Section 6.2(A)
                  hereof, (x) the Holders of a majority in aggregate Principal Amount of Class A Notes Outstanding or (y) (unless the Trustee shall, in its sole discretion, determine that acceleration of the maturity of the Outstanding Notes is not in the overall interest of the Senior Beneficiaries) any Other Senior Beneficiary,

                           (ii) for purposes of clause (ii) of Section 6.2(A)
                  hereof, (x) the Holders of one hundred percent (100%) in aggregate Principal Amount of Class A Notes Outstanding, or
                  (y) (unless the Trustee shall, in its sole discretion, determine that acceleration of the maturity of the Outstanding Notes is not in the overall interest of the Senior Beneficiaries) all Other Senior Beneficiaries,

                           (iii) for purposes of Sections 6.2(B), 6.3, 6.4 and
                  6.13 hereof, (x) the Holders of a majority in aggregate Principal Amount of the Class A Notes Outstanding, unless the Trustee shall have received or shall thereafter receive conflicting requests or directions from one or more Other Senior Beneficiaries; or (y) any Other Senior Beneficiary, unless the Trustee shall, in its sole discretion, determine that the requesting action is not in the overall interest of the Senior Beneficiaries or shall have received or shall thereafter receive conflicting requests or directions from one or more Other Senior Beneficiaries or the Holders of a majority in aggregate Principal Amount of the Class A Notes Outstanding; and


                                       1-1

                           (iv) for all other purposes hereunder, the Holders of
                  a majority in aggregate Principal Amount of Class A Notes Outstanding or any Other Senior Beneficiary;

                  (b) at any time that no Senior Obligations are Outstanding but Subordinate Obligations are Outstanding,

                           (i) for purposes of clause (i) of Section 6.2(A)
                  hereof, (x) the Holders of a majority in aggregate Principal Amount of Class B Notes Outstanding or (y) (unless the Trustee shall, in its sole discretion, determine that acceleration of the maturity of the Outstanding Notes is not in the overall interest of the Subordinate Beneficiaries) any Other Subordinate Beneficiary,

                           (ii) for purposes of clause (ii) of Section 6.2(A)
                  hereof, (x) the Holders of one hundred percent (100%) in aggregate Principal Amount of Class B Notes Outstanding or (y) (unless the Trustee shall, in its sole discretion, determine that acceleration of the maturity of the Outstanding Notes is not in the overall interest of the Subordinate Beneficiaries) all Other Subordinate Beneficiaries,

                           (iii) for purposes of Sections 6.2(B), 6.3, 6.4 and
                  6.13 hereof, (x) the Holders of a majority in aggregate Principal Amount of the Class B Notes Outstanding, unless the Trustee shall have received or shall thereafter receive conflicting requests or directions from one or more Other Subordinate Beneficiaries, or (y) any Other Subordinate Beneficiaries, unless the Trustee shall, in its sole discretion, determine that the requested action is not in the overall interest of the Subordinate Beneficiaries or shall have received or shall thereafter receive conflicting requests or directions from one or more Other Subordinate Beneficiaries or the Holders of a majority in aggregate Principal Amount of the Class B Notes Outstanding; and

                           (iv) for all other purposes hereunder, the Holders of
                  a majority in aggregate Principal Amount of Class B Notes Outstanding or any Other Subordinate Beneficiary; and

                  (c) at any time that no Senior Obligations are Outstanding and no Subordinate Obligations are Outstanding, for all purposes hereunder, the Holders of a majority in aggregate Principal Amount of Class C Notes Outstanding.

         "Administration Fund" shall mean the Administration Fund created and established by Section 4.1 hereof.

         "Administrative Expenses" shall mean the Corporation's actual expenses, excluding Note Fees but including Servicing Fees and any other expenses of the Corporation incurred in connection with the servicing of Financed Student Loans (including any cost of conversion of one Servicer to another), of carrying out and administering its powers, duties and functions under (1) its articles of incorporation, its bylaws, the Student Loan Purchase Agreements, any Servicing Agreement, any Bailment Agreement, the Guarantee Agreements, the


                                       1-2

Program, the Higher Education Act, any Alternative Loan Program or any requirement of the laws of the United States with respect to the Program, as such powers, duties and functions relate to Financed Student Loans, (2) any Swap Agreement, Credit Enhancement Facility or Demand Purchase Agreement (other than amounts payable thereunder which constitute Other Obligations), (3) any Remarketing Agreement, Depositary Agreement, Auction Agent Agreement or Broker-Dealer Agreement, and (4) this Indenture. Such expenses may include, without limiting the generality of the foregoing, salaries, supplies, utilities, mailing, labor, materials, office rent, maintenance, furnishings, equipment, machinery, telephones, travel expenses, insurance premiums, and legal, accounting, management, consulting and banking services and expenses, and payments for pension, retirement, health and hospitalization and life and disability insurance benefits; but shall not include (i) debt service on the Notes or any other bonds, notes or other evidences of indebtedness of the Corporation, (ii) amounts payable under any Other Obligation or (iii) Costs of Issuance or the fees, costs or expenses of the Corporation with respect to any other bonds, notes or indebtedness of the Corporation.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Value" shall mean on any calculation date the sum of the Values of all assets of the Trust Estate, less moneys in any Fund or Account which the Corporation is then entitled to receive for deposit into the Indemnification Fund but has not yet removed from the Trust Estate, and less any funds to be used to pay Costs of Issuance unless, under the provisions of a Supplemental Indenture, such funds are not to be applied to the payment of Costs of Issuance to the extent the Senior Asset Requirement would not be met after such payment.

         "Alternative Loan Guarantee Fund" shall mean the Fund by that name created and established by Section 4.1 hereof.

         "Alternative Loan Program" shall mean each program for the making of Student Loans other than FFELP Loans that is identified in a Supplemental Indenture as a program the Alternative Loans under which are eligible to be Financed under this Indenture.

         "Alternative Loans" shall mean Student Loans that are originated under Alternative Loan Programs.

         "Auction Agent" shall mean, with respect to any series of Notes, any bank, national banking association or trust company designated as such with respect to such Notes pursuant to the provisions of a Supplemental Indenture, and its successor or successors, and any bank, national banking association or trust company at any time substituted in its place pursuant to such Supplemental Indenture.


                                       1-3

         "Auction Agent Agreement" shall mean, with respect to any series of Notes, an agreement among an Auction Agent, the Trustee and the Corporation setting forth the rights and obligations of the Auction Agent acting in such capacity with respect to such Notes under this Indenture and the related Supplemental Indenture, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

         "Authenticating Agent," when used with respect to a series of Notes, shall mean a bank or trust company appointed for the purpose of receiving, authenticating and delivering Notes of that series in connection with transfers, exchanges and registrations as in this Indenture provided, and its successor or successors and any other bank or trust company which may at any time be substituted in its place as Authenticating Agent pursuant to this Indenture.

         "Authorized Officer," when used with reference to the Corporation, shall mean the chairman of the Board, the president, any vice president, the secretary or other person designated in writing to the Trustee from time to time by the Board.

         "Bailment Agreement" shall mean any agreement among the Corporation, the Trustee and a bailee, including the Servicer or any sub-servicer, providing for the bailee to act as the agent of the Trustee in perfecting the Trustee's security interest in Financed FFELP Loans, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

         "Balance," when used with reference to any Account or Fund, shall mean the aggregate sum of all assets standing to the credit of such Account or Fund, including, without limitation, Investment Securities computed at the Value of Investment Securities; Notes purchased with moneys standing to the credit of such Fund or Account computed at the Principal Amount of such Notes; Financed Student Loans computed at the Principal Balance thereof; and lawful money of the United States; provided, however, that (1) the Balance of the Interest Account shall not include amounts standing to the credit thereof which are being held therein for (A) the payment of past due and unpaid interest on Notes, or (B) the payment of interest on Notes that are deemed no longer Outstanding as a result of the defeasance thereof pursuant to subparagraph (ii) of the first paragraph of Section 11.1 hereof, and (2) the Balances of the Principal Account and the Retirement Account shall not include amounts standing to the credit thereof which are being held therein for the payment of principal of or premium, if any, on Notes which are deemed no longer Outstanding in accordance with the provisions of subparagraph (ii) of the first paragraph of Section 11.1 hereof.

         "Beneficiaries" shall mean, collectively, all Senior Beneficiaries, all Subordinate Beneficiaries and all Holders of any Outstanding Class C Notes.

         "Board" shall mean the Board of Directors of the Corporation.

         "Board Resolution" shall mean a copy of a resolution certified by the secretary or an assistant secretary of the Corporation to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.


                                       1-4

         "Broker-Dealer" shall mean, with respect to any series of Notes, any broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a broker-dealer set forth in the auction procedures relating to such Notes, designated as such with respect to such Notes pursuant to the provisions of a Supplemental Indenture, and its successor or successors, and any broker or dealer, commercial bank or other entity at any time substituted in its place pursuant to such Supplemental Indenture.

         "Broker-Dealer Agreement" shall mean, with respect to any series of Notes, an agreement between an Auction Agent and a Broker-Dealer, and approved by the Corporation, setting forth the rights and obligations of the Broker-Dealer acting in such capacity with respect to such Notes under this Indenture and the related Supplemental Indenture, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

         "Budgeted Administrative Expenses" shall mean, with respect to each Fiscal Year, subject to the provisions of Section 5.15 hereof, an amount of Administrative Expenses budgeted by the Corporation for such Fiscal Year, as evidenced by a Board Resolution adopted prior to the commencement of such Fiscal Year; provided that such Budgeted Administrative Expenses shall not exceed (and, in the absence of a Board Resolution with respect thereto, shall be assumed to be equal to) the amount of Administrative Expenses permitted to be paid, or reimbursed to the Corporation, from the Administration Fund pursuant to any Supplemental Indenture providing for the issuance of a series of Notes.

         "Business Day" shall mean, except as otherwise provided in a Supplemental Indenture, a day of the year other than a Saturday, a Sunday or a day on which banks located in the city in which the Principal Office of the Trustee is located, in the city in which the Principal Office of any Authenticating Agent is located, in the city in which the Principal Office of any Paying Agent (other than the Trustee) is located, in the city in which the Principal Office of any Auction Agent is located, or in the city in which the Principal Office of any Depositary is located, are required or authorized by law to remain closed, or on which The New York Stock Exchange is closed.

         "Carry-Over Amount" shall mean, if and to the extent specifically provided for as such in a Supplemental Indenture with respect to a series of Variable Rate Notes, the amount, if any, by which (i) the interest payable on such series with respect to a given interest period is exceeded by (ii) the interest that otherwise would have been payable with respect to such interest period but for a limitation on the interest rate for such interest period based upon the anticipated return on Financed Student Loans, together with the unpaid portion of any such excess from prior interest periods. To the extent required by a Supplemental Indenture providing for any Carry-Over Amount, interest will accrue on such Carry-Over Amount until paid. Any reference to "principal" or "interest" in this Indenture and in the related Notes shall not include, within the meanings of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount.

         "Cash Flow Projection" shall mean a projection as to future revenues and cash flow through the final Stated Maturity of the Outstanding Notes based upon existing facts and, to


                                      1-5
the extent not so based, upon assumptions accepted by each Rating Agency (including, without limitation, assumptions relating to variable rates of interest under Swap Agreements, Credit Enhancement Facilities and Demand Purchase Agreements and on any Notes) and the following assumptions: (1) a thirty (30)-day lag in receipt of borrower payments, and a sixty (60)-day lag in receipt of federal payments, with respect to Financed Student Loans; (2) no prepayments of principal of Financed Student Loans; (3) bond-equivalent rates of 91-day or 52-week U.S. Treasury bills (for purposes of determining returns on Financed Student Loans that are based upon such rates or averages thereof) equal to known rates (or averages) for such time as they are known, and thereafter equal to five and two-tenths percent (5.2%) per annum; and (4) a reinvestment rate of five and two-tenths percent (5.2%) per annum. The foregoing assumptions may, pursuant to a Supplemental Indenture as provided in Section 8.1(h) hereof, be replaced with or supplemented by such other reasonable assumptions as will not result in the withdrawal or reduction of the then-current rating of any of the Unenhanced Outstanding Notes, as evidenced by written confirmation to that effect from each Rating Agency, or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, as are acceptable to the Other Beneficiaries holding such Other Obligations, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Class A Notes" shall mean any Notes designated in a Supplemental Indenture as Class A Notes, which are secured under this Indenture on a basis senior to any Subordinate Obligations and any Class C Notes (as such seniority is described in Section 3.12 hereof), and on a parity with Other Senior Obligations.

         "Class B Notes" shall mean any Notes designated in a Supplemental Indenture as Class B Notes, which are secured under this Indenture on a basis subordinate to any Senior Obligations (as such subordination is described in Section 3.12 hereof and elsewhere herein), on a parity with Other Subordinate Obligations but on a basis senior to any Class C Notes (as such seniority is described in Section 3.12 hereof and elsewhere herein).

         "Class C Notes" shall mean any Notes designated in a Supplemental Indenture as Class C Notes, which are secured under this Indenture subordinate to any Senior Obligations and any Subordinate Obligations (as such subordination is described in Section 3.12 hereof and elsewhere herein).

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Consolidation Loan" shall mean a Student Loan authorized under Section 428C of the Higher Education Act.

         "Corporation" shall mean (1) Education Loans Incorporated, a corporation duly organized and existing under the laws of the State of Delaware,
(2) any successor thereto under this Indenture, and (3) for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.


                                       1-6

         "Corporation Request," "Corporation Order," "Corporation Certificate" or "Corporation Consent" shall mean, respectively, a written request, order, certificate or consent signed in the name of the Corporation by an Authorized Officer and delivered to the Trustee.

         "Corporation Student Loan Purchase Agreements" shall mean all agreements between the Corporation and a Lender (in the case of FFELP Loans) or SLFC (in the case of Alternative Loans) providing for the sale by such Lender or SLFC to the Corporation of Student Loans Financed or to be Financed under this Indenture and substantially in the forms which are on file with the Trustee, including amendments thereto made in accordance with Section 5.18 hereof.

         "Corporation Swap Payment" shall mean a payment due to a Swap Counterparty from the Corporation pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of any early termination of such Swap Agreement).

         "Costs of Issuance" shall mean all items of expense directly or indirectly payable by or reimbursable to the Corporation and related to the authorization, sale and issuance of a series of the Notes, including, but not limited to, printing costs, costs of preparation and reproduction of documents, filing fees, initial fees and charges of the Trustee, any Authenticating Agent, any Deposit Agent, any Remarketing Agent, any Depositary, any Auction Agent or any Broker-Dealer, legal fees and charges, fees and disbursements of underwriters, consultants and professionals, underwriters' discount, costs of credit ratings, fees and charges for preparation, execution, transportation and safekeeping of such Notes, other costs incurred by the Corporation in anticipation of the issuance of such Notes and any other cost, charge or fee in connection with the issuance of such Notes.

         "Counsel" shall mean a person, or firm of which such a person is a member, authorized in any state to practice law.

         "Counterparty Swap Payment" shall mean a payment due to or received by the Corporation from a Swap Counterparty pursuant to a Swap Agreement (including, but not limited to, payments in respect of any early termination of such Swap Agreement) and amounts received by the Corporation under any related Swap Counterparty Guarantee.

         "Credit Enhancement Facility" shall mean, if and to the extent provided for in a Supplemental Indenture described in Section 8.1(i) hereof, with respect to Notes of one or more series of the same class, an insurance policy insuring, or a letter of credit or surety bond providing a direct or indirect source of funds for, the timely payment of principal of and interest on such Notes (but not necessarily principal due upon acceleration thereof under Section 6.2 hereof), and all agreements entered into by the Corporation or the Trustee with respect thereto.

         "Credit Facility Provider" shall mean, if and to the extent provided for in a Supplemental Indenture entered into pursuant to Section 8.1(i), any Person or Persons engaged by the Corporation (i) pursuant to a Demand Purchase Agreement, to provide credit enhancement or liquidity for the Corporation's obligation to repurchase or redeem Notes of one or more series of the same class subject to a remarketing which have not been remarketed, or (ii) pursuant to a


                                       1-7

Credit Enhancement Facility, to provide credit enhancement for the payment of the principal of and interest on any or all of the Notes of one or more series.

         "Debt Service" shall mean: (1) with respect to any Notes, as of any particular date and with respect to any particular period, the aggregate of the moneys to be paid or set aside on such date or during such period for the payment (or retirement) of the principal of, premium, if any, and interest on Notes, after giving effect to any Corporation Swap Payments and Counterparty Swap Payments, and (2) with respect to Other Obligations, as of any particular date and with respect to any particular period, the aggregate of the moneys to be paid or set aside on such date or during such period for the payment of amounts payable by the Corporation under any Swap Agreements, Credit Enhancement Facilities or Demand Purchase Agreements, including, inter alia, fees payable by the Corporation to the Credit Facility Provider thereunder.

         "Defaulted Interest" shall have the meaning given in Section 3.2 hereof.

         "Deemed Tendered" shall mean, with respect to any Note, a Note deemed tendered in accordance with the provisions of the Supplemental Indenture providing for the issuance thereof.

         "Demand Note" shall mean a Note required to be purchased by or on behalf of the Corporation, at the option of the Holder thereof, upon receipt of a Purchase Demand.

         "Demand Purchase Agreement" shall mean any or all of the credit facilities, reimbursement agreements, standby purchase agreements and the like, pertaining to Notes of one or more series issued with a tender right granted to or tender obligation imposed on the Holder thereof, if and to the extent provided for in a Supplemental Indenture described in Section 8.1(i) hereof.

         "Deposit Agent" shall mean any bank or banking association having trust powers or trust company designated as such pursuant to the provisions of Section
7.19 hereof and its successor or successors and any other bank or banking association having trust powers or trust company at any time substituted in its place pursuant to this Indenture.

         "Depositary" shall mean, with respect to any series of Notes, any commercial bank or banking association having trust powers or trust company designated as such with respect to such Notes pursuant to the provisions of
Section 7.20 hereof and its successor or successors and any other commercial bank or banking association having trust powers or trust company at any time substituted in its place pursuant to this Indenture.

         "Depositary Agreement" shall mean an agreement among a Depositary, the Trustee, the Corporation, any Remarketing Agent and/or any related Credit Facility Provider setting forth the rights and obligations of the Depositary acting in such capacity under this Indenture and otherwise meeting the requirements of Section 7.20 hereof, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.


                                       1-8

         "Eligible Alternative Loan Acquisition Certificate" shall mean a certificate signed by an Authorized Officer of the Corporation and substantially in the form attached as Exhibit E hereto.

         "Eligible Borrower" shall mean a borrower who, in the case of a FFELP Loan, is eligible under the Higher Education Act, or, in the case of an Alternative Loan, is eligible under an Alternative Loan Program, to be the obligor of a loan for financing a program of post-secondary education, including a borrower who is eligible under the Higher Education Act to be an obligor of a Plus Loan.

         "Eligible FFELP Loan Acquisition Certificate" shall mean a certificate signed by an Authorized Officer of the Corporation and substantially in the form attached as Exhibit A hereto.

         "Eligible FFELP Loan Origination Certificate" shall mean a certificate signed by an Authorized Officer of the Corporation and substantially in the form attached as Exhibit B hereto.

         "Eligible Loan" shall mean: (A) a FFELP Loan which: (1) has been or will be made to an Eligible Borrower for post-secondary education; (2) is Guaranteed by a Guarantee Agency to the extent of not less than ninety-eight percent (98%) of the principal thereof and all accrued interest thereon; (3) is an "eligible loan" as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments; and (4) bears interest at a rate per annum not less than or in excess of the applicable rate of interest provided by the Higher Education Act, or such lesser rates as may be approved by each Rating Agency; or (B) any other Student Loan (including Alternative Loans) if the Corporation shall have caused to be provided to the Trustee written confirmation from each Rating Agency that treating such type of loan as an Eligible Loan will not adversely affect any rating or ratings then applicable to any of the Unenhanced Notes or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, such Other Beneficiaries holding such Other Obligations consent to the treatment of such type of loan an Eligible Loan, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Event of Default" shall mean one of the events described as such in
Section 6.1 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Federal Reimbursement Contract" shall mean any agreement between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including (but not necessarily limited to) reimbursement of amounts paid or payable upon defaulted Financed Student Loans and other student loans guaranteed or insured by the Guarantee Agency and interest subsidy payments to holders of qualifying student loans guaranteed or insured by the Guarantee Agency.


                                       1-9

         "FFEL Program" shall mean the Federal Family Education Loan Program established by the Higher Education Act pursuant to which loans are made to borrowers pursuant to specified guidelines, and the repayment of such loans is guaranteed by a guarantee agency, and any predecessor or successor program.

         "FFELP Loans" shall mean Student Loans made under the FFEL Program or the FISL Program.

         "Financed," when used with respect to Student Loans or Eligible Loans, shall mean Student Loans or Eligible Loans, as the case may be, acquired or originated by the Trustee on behalf of the Corporation with moneys in the Acquisition Fund or the Surplus Account, any Eligible Loans received in exchange for Financed Student Loans upon the sale thereof or substitution therefor in accordance with Section 4.2 hereof and any other Student Loans deemed to be "Financed" with moneys in the Acquisition Fund and the Surplus Account pursuant to this Indenture, but does not include (1) Student Loans released from the lien of this Indenture and sold, as permitted in this Indenture, to any purchaser, including a trustee for the holders of the Corporation's bonds, notes or other evidences of indebtedness or (2) for certain purposes under this Indenture, Liquidated Alternative Loans.

         "Fiscal Year" shall mean the fiscal year of the Corporation as established from time to time.

         "FISL Program" shall mean the federal loan insurance program created under the Higher Education Act whereby the Secretary of Education directly insures the repayment of at least eighty percent (80%) of the principal of (or in certain cases up to one hundred percent (100%) of the principal of and accrued interest on) student loans under the Higher Education Act.

         "Fitch" shall mean Fitch IBCA, Inc., its successors and their assigns, and, if such partnership shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, at the written direction of the Corporation.

         "GOAL Funding" shall mean GOAL Funding, Inc., a corporation duly organized and existing under the laws of the State of Delaware, its successors and assigns.

         "Government Obligations" shall mean direct obligations of, or obligations the full and timely payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

         "Guarantee" or "Guaranteed" shall mean, with respect to a FFELP Loan, the insurance or guarantee by a Guarantee Agency, to the extent provided in the Higher Education Act, of the principal of and accrued interest on such FFELP Loan, and, where applicable, the coverage of such FFELP Loan by one or more Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on


                                      1-10
defaulted Financed Student Loans insured or guaranteed by the Guarantee Agency to the extent provided in the Higher Education Act.

         "Guarantee Agency" shall mean (1) Education Assistance Corporation, and its successors and assigns, including, without limitation, the Secretary of Education, (2) Pennsylvania Higher Education Assistance Agency, and its successors and assigns, including, without limitation, the Secretary of Education, (3) United Student Aid Funds, Inc., and its successors and assigns, including, without limitation, the Secretary of Education, (4) Student Loans of North Dakota, and its successors and assigns, including, without limitation, the Secretary of Education, (5) Northwest Education Loan Association, and its successors and assigns, including, without limitation, the Secretary of Education, (6) Great Lakes Higher Education Corporation, and its successors and assigns, including, without limitation, the Secretary of Education, (7) Educational Credit Management Corporation (formerly known as Transitional Guaranty Agency, Inc.), and its successors and assigns, including, without limitation, the Secretary of Education, (8) Iowa College Aid Commission, and its successors and assigns, including, without limitation, the Secretary of Education, (9) Missouri Coordinating Board for Higher Education, and its successors and assigns, including, without limitation, the Secretary of Education, (10) Illinois Student Assistance Commission, and its successors and assigns, including, without limitation, the Secretary of Education, (11) California Student Aid Commission, and its successors and assigns, including, without limitation, the Secretary of Education, (12) Oregon State Scholarship Commission, and its successors and assigns, including, without limitation, the Secretary of Education, (13) the Secretary of Education, to the extent the Secretary of Education has directly insured or guaranteed FFELP Loans, or (14) any other state agency or private nonprofit institution or organization which administers a Guarantee Program, subject to confirmation of ratings on any Outstanding Unenhanced Notes or, if no Unenhanced Notes are then Outstanding but Other Obligations are Outstanding, consent of each Other Beneficiary holding such Outstanding Other Obligations, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Guarantee Agreements" shall mean, collectively, (1) that certain Lender Agreement for Guarantee of Student Loans With Federal Reinsurance, dated July 3, 1997, and that certain Certificate of Comprehensive Insurance, dated October 1, 1999, each between the Trustee and Education Assistance Corporation,
(2) that certain Lender Agreement for Guarantee of Student Loans With Federal Reinsurance, dated February 28, 1994, between the Trustee and Pennsylvania Higher Education Assistance Agency, (3) that certain Agreement to Guarantee Loans, dated July 11, 1997, between the Trustee and United Student Aid Funds, Inc., (4) that certain Lender Participation Agreement for Insurance, dated July 8, 1997, between the Trustee and Student Loans of North Dakota, (5) that certain Agreement to Guarantee Loans, dated March 22, 1999, between the Trustee and Northwest Education Loan Association, (6) that certain Student Loan Guaranty, dated July 15, 1997, between the Trustee and Great Lakes Higher Education Corporation, (7) that certain Agreement for Payment on Guarantee of Student Loans With Federal Reinsurance, dated December 15, 1994, between the Trustee and Educational Credit Management Corporation (formerly known as Transitional Guaranty Agency, Inc.), (8) that certain Agreement to Guarantee Loans, dated July 15, 1997, and that certain Agreement to Guarantee PLUS/SLS Loans, dated July 15, 1997, each between the Trustee and Iowa College Aid Commission, (9) that certain Agreement to Guarantee Federal Stafford Loans (Subsidized


                                      1-11
and Unsubsidized), Federal PLUS Loans, Federal SLS Loans, dated July 15, 1997, between the Trustee and Missouri Coordinating Board for Higher Education, (10) that certain Holder Agreement, dated July 7, 1997, between the Trustee and Illinois Student Assistance Commission, (11) that certain Agreement to Guarantee Loans Made by a Commercial Lender, dated July 10, 1997, that certain Agreement to Guarantee CLAS Program Loans Made by a Commercial Lender, dated July 10, 1997, that certain Consolidation Loan Program Lender Participation Agreement, dated July 6, 1997, each between the Trustee and California Student Aid Commission, (12) that certain Agreement to Endorse Loans, dated April 8, 1999, between the Trustee and Oregon State Scholarship Commission, and (13) any other agreement between a Guarantee Agency and the Trustee providing for the insurance or guarantee by such Guarantee Agency, to the extent provided in the Higher Education Act, of the principal of and accrued interest on FFELP Loans acquired by the Trustee from time to time, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof and hereof.

         "Guarantee Program" shall mean a Guarantee Agency's student loan insurance program pursuant to which such Guarantee Agency guarantees or insures FFELP Loans.

         "Guaranteed Loan" shall mean a FFELP Loan which is Guaranteed.

         "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

         "Holder," when used with respect to any Note, shall mean the Person in whose name such Note is registered in the Note Register.

         "Income Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Indemnification Fund" shall mean the Fund by that name created and established by Section 4.1 hereof.

         "Indenture" shall mean this Indenture of Trust, including any supplement hereto or amendment hereof entered into in accordance with the provisions hereof.

         "Independent," when used with respect to any specified Person, shall mean such a Person who (i) is in fact independent; (ii) does not have any direct financial interest or any material indirect financial interest in the Corporation, other than the payment to be received under a contract for services to be performed by such Person; and (iii) is not connected with the Corporation as an official, officer, employee, promoter, underwriter, trustee, partner, affiliate, subsidiary, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Corporation or the Trustee, as the case may be, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.


                                      1-12

         "Independent Certificate" shall mean a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 1.4, made by an Independent appraiser or other expert appointed by a Corporation Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Initial Notes" shall mean the Notes of the initial twelve (12) series hereunder issued contemporaneously with the execution and delivery of this Indenture.

         "Interest Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Interest Payment Date" shall mean each regularly scheduled interest payment date on the Notes [which, except in the case of any Variable Rate Notes, including those Initial Notes constituting Variable Rate Notes (as to which such dates shall be specified in the Supplemental Indenture providing for the issuance thereof), shall be each June 1 and December 1] or, with respect to the payment of interest upon redemption or acceleration of a Note, purchase of a Note by the Trustee on a Mandatory Tender Date (to the extent such Mandatory Tender Date is designated as an Interest Payment Date in the related Supplemental Indenture) or the payment of Defaulted Interest, such date on which such interest is payable under this Indenture.

         "Investment Securities" shall mean any of the following:

                  1. Government Obligations;

                  2. Interest-bearing time or demand deposits, certificates of deposit or other similar banking arrangements with any bank, trust company, national banking association or other depository institution (including the Trustee or any of its affiliates), provided that, at the time of deposit or purchase, if the investment is for a period exceeding one year, such depository institution shall have long-term unsecured debt rated by each Rating Agency not lower than in its highest applicable Specific Rating Category or, if the investment is for a period of less than one year, such depository institution shall have short-term unsecured debt rated by each Rating Agency not lower than its highest applicable Specific Rating Category;

                  3. Obligations issued or guaranteed as to principal and interest by any of the following: (a) the Government National Mortgage Association; (b) the Federal National Mortgage Association; or (c) the Federal Farm Credit Banks, the Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Federal Land Banks, the Student Loan Marketing Association, the Federal Financing Bank, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation or the Farmers Home Administration, or any agency or instrumentality of the United States of America which shall be established for the purpose of acquiring the obligations of any of the foregoing or otherwise providing financing therefor, provided that any such obligation described in this clause (c) shall either be rated by Fitch or, if not rated by Fitch, rated by Moody's, (i)


                                      1-13
         if such obligation has a term of less than one year, not lower than in its highest applicable Specific Rating Category, or (ii) if such obligation has a term of one year or longer, not lower than in its highest applicable Specific Rating Category;

                  4. Repurchase agreements with banks (which may include the Trustee or any of its affiliates) which are members of the Federal Deposit Insurance Corporation or with government bond dealers insured by the Securities Investor Protection Corporation, which such agreements are secured by securities which are Government Obligations to a level sufficient to obtain a rating by each Rating Agency in its highest Specific Rating Category, or with brokers or dealers whose unsecured long-term debt is rated by each Rating Agency in its highest Specific Rating Category. The Trustee will give written notice to each Rating Agency of any investment in a repurchase agreement or reverse repurchase agreement pursuant to this paragraph with a term greater than one (1) year;

                  5. Any money market fund, including a qualified regulated investment company described in Internal Revenue Service Notice 87-22, 1987-1 C.B. 466, rated by each Rating Agency not lower than its highest applicable Specific Rating Category;

                  6. Any debt instrument; provided that such instrument has a term of less than one year, is rated by each Rating Agency not lower than in its highest applicable Specific Rating Category and notice of such investment is given to each Rating Agency;

                  7. Any investment agreement which constitutes a general obligation of a Person, or the obligations under which are unconditionally guaranteed by a Person, whose debt, unsecured securities, deposits or claims paying ability is rated by each Rating Agency, (a) if such investment agreement has a term of less than one year, not lower than in its highest applicable Specific Rating Category, or (b) if such investment agreement has a term of one year or longer, not lower than in its highest applicable Specific Rating Category; and

                  8. Any other investment if the Trustee shall have received written evidence from each Rating Agency that treating such investment as an Investment Security will not cause any rating then applicable to any Unenhanced Outstanding Notes to be lowered or withdrawn or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, is acceptable to such Other Beneficiaries, as evidenced in writing to the Trustee by each such Other Beneficiary.

If any Investment Security described in clause (7) above has a term of one year or longer, the Trustee shall give each Rating Agency written notice thereof.

         "Joint Sharing Agreement" shall mean any agreement entered into in accordance with Section 5.14(2) hereof.

         "Lender" shall mean (1) as to a FFELP Loan, any "eligible lender" (as defined in the Higher Education Act) which has received an eligible lender designation from a Guarantee


                                      1-14

Agency, and (2) as to an Alternative Loan, any entity eligible to be a lender under the related Alternative Loan Program.

         "Liquidated Alternative Loan" shall mean a Financed Alternative Loan as to which any payment has been delinquent for 180 days or more. At such time, and for so long, as any such Financed Alternative Loan no longer has any payment that has been delinquent for 180 days or more, such Financed Alternative Loan shall cease to be a Liquidated Alternative Loan.

         "Mandatory Tender Date" shall mean, with respect to any Note, a date on which such Note is required to be tendered for purchase by or on behalf of the Corporation in accordance with the provisions in the Supplemental Indenture providing for the issuance thereof.

         "Maturity," when used with respect to any Note, shall mean the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, call for redemption or otherwise.

         "Monthly Payment Date" shall mean the 15th day of each calendar month (or, in the event such 15th day is not a Business Day, the next preceding Business Day); provided that any transfers to be made from the Revenue Fund on a Monthly Payment Date shall, as to amounts therein constituting payments in respect of Financed Student Loans, include only such payments as have been deposited in the Revenue Fund as of the last day of the preceding calendar month.

         "Monthly Servicing Report" shall mean the monthly report prepared by the Servicer in accordance with any Servicing Agreement.

         "Moody's" shall mean Moody's Investors Service, Inc., its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, at the written direction of the Corporation.

         "Non-Delivery Fee" shall mean any fee received by the Corporation or the Trustee from a Lender upon the failure of the Lender, in whole or in part, to perform its obligation to sell Eligible Loans to the Corporation pursuant to a Student Loan Purchase Agreement.

         "Note Fees" shall mean the fees, costs and expenses, excluding Costs of Issuance, of the Trustee and any Paying Agents, Authenticating Agent, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents, Broker-Dealers, Counsel, Note Registrar, Accountants and other consultants and professionals incurred by the Corporation in carrying out and administering its powers, duties and functions under (1) its articles of incorporation, its bylaws, the Student Loan Purchase Agreements, any Servicing Agreement, any Bailment Agreement, the Guarantee Agreements, the Program, the Higher Education Act, any Alternative Loan Program or any requirement of the laws of the United States or any State with respect to the Program, as such powers, duties and functions relate to Financed Student Loans, (2) any Swap Agreement, Credit Enhancement Facility or Demand Purchase Agreement (other than any amounts payable


                                      1-15
thereunder which constitute Other Obligations), (3) any Remarketing Agreement, Depositary Agreement, Auction Agent Agreement or Broker-Dealer Agreement and (4) this Indenture.

         "Note Fund" shall mean the Fund by that name created and established by
Section 4.1 hereof.

         "Note Register" shall mean the register maintained by the Note Registrar pursuant to Section 3.7 hereof.

         "Note Registrar" shall mean the Trustee, or, if so designated pursuant to the terms of a Supplemental Indenture, the Authenticating Agent, serving in such capacity under the terms of this Indenture, unless and until a Corporation Order is delivered to the Authenticating Agent and the Trustee directing that the Authenticating Agent or the Trustee, as the case may be, become the Note Registrar and the Authenticating Agent or the Trustee, as the case may be, agrees to serve in such capacity hereunder.

         "Noteholder" shall mean the Holder of any Note.

         "Notes" shall mean all Notes issued pursuant to this Indenture in accordance with the provisions of Article Three hereof.

         "Other Beneficiary" shall mean an Other Senior Beneficiary or an Other Subordinate Beneficiary.

         "Other Obligations" shall mean, collectively, Other Senior Obligations and Other Subordinate Obligations.

         "Other Senior Beneficiary" shall mean a Person who is a Senior Beneficiary other than as a result of ownership of Class A Notes.

         "Other Senior Obligation" shall mean the Corporation's obligations to pay any amounts under any Senior Swap Agreements, any Senior Credit Enhancement Facilities and any Senior Demand Purchase Agreements.

         "Other Subordinate Beneficiary" shall mean a Person who is a Subordinate Beneficiary other than as a result of ownership of Class B Notes.

         "Other Subordinate Obligation" shall mean the Corporation's obligations to pay any amounts under any Subordinate Swap Agreements, any Subordinate Credit Enhancement Facilities and any Subordinate Demand Purchase Agreements.

         "Outstanding," (1) when used with respect to any Note, shall (a) have the construction given to such word in Sections 1.6, 3.7 and 11.1 hereof, i.e., a Note shall not be Outstanding hereunder if such Note is at the time not deemed to be Outstanding hereunder by reason of the operation and effect of Section 1.6, Section 3.7 or Section 11.1 hereof, and (b) not include any Note Deemed Tendered; and (2) when used with respect to any Other Obligation,


                                      1-16
shall mean all Other Obligations which have become, or may in the future become, due and payable and which have not been paid or otherwise satisfied.

         "Paying Agent" shall mean the Trustee and any other commercial bank designated herein or in accordance herewith as a place at which principal of, premium, if any, or interest on any Note is payable.

         "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

         "Plus Loan" shall mean a Student Loan made pursuant to Section 428B of the Higher Education Act.

         "Prepayment Date," when used with respect to any Note, a portion of the Principal Amount of which is to be paid prior to its Stated Maturity, shall mean the date fixed for such prepayment by or pursuant to this Indenture.

         "Principal Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Principal Amount," when used with respect to a Note, shall mean the original principal amount of such Note less all payments previously made to the Holder thereof in respect of principal.

         "Principal Balance," when used with respect to a Student Loan, shall mean the unpaid principal amount thereof (including (a) with respect to a FFELP Loan any unpaid capitalized interest thereon that is authorized to be capitalized under the Higher Education Act for purposes of Special Allowance Payments, federal interest subsidy payments, a borrower's liability to a lender and the amount of the lender's loss on a guarantee or insurance claim, and (b) with respect to an Alternative Loan, any unpaid interest thereon that is authorized to be added to the principal balance thereof under the applicable Alternative Loan Program) as of a given date.

         "Principal Office" shall mean (i) when used with respect to the Trustee, the principal office of the Trustee for the performance of its duties as trustee hereunder, which office as of the date of execution of this Indenture is located at the address specified in Section 13.4 hereof, and (ii) when used with respect to a Paying Agent (other than the Trustee), an Authenticating Agent, the Note Registrar, a Depositary, a Remarketing Agent, an Auction Agent or a Broker-Dealer, such office designated in writing to the Trustee and the Corporation as the location of its principal office for the performance of its duties as Paying Agent, Authenticating Agent, Note Registrar, Depositary, Remarketing Agent, Auction Agent or Broker-Dealer, as the case may be, under this Indenture.

         "Principal Payment Date" shall mean the Stated Maturity of principal of any Serial Note and the Sinking Fund Payment Date for any Term Note, which, unless otherwise


                                      1-17
specified with respect to any Variable Rate Notes, including those Initial Notes constituting Variable Rate Notes, in the Supplemental Indenture providing for the issuance thereof, shall occur on a June 1 or an December 1.

         "Program" shall mean the program to be administered by the Servicer for the purchase of Student Loans from Lenders, SLFC and GOAL Funding or origination of Student Loans in order to increase the supply of moneys available for new Student Loans, thereby assisting students in obtaining a post-secondary school education.

         "Purchase Date" shall mean, with respect to a Demand Note, the date specified in a Purchase Demand (provided that such date is not less than the required number of calendar days after receipt of such Purchase Demand by the Depositary) as the date on which the Holder of the Demand Note identified in such Purchase Demand is demanding purchase of such Note, or a specified portion thereof, in accordance with the applicable provisions of the related Supplemental Indenture, or the next preceding or succeeding Business Day, as specified in such Supplemental Indenture, if such date is not a Business Day.

         "Purchase Demand" shall mean, with respect to a Demand Note, a written demand, in the form required by the related Supplemental Indenture, by the Holder thereof that such Note, or, in the case of a partial purchase demand, a specified portion thereof, be purchased in accordance with the applicable provisions of such Supplemental Indenture.

         "Rating Agency" shall mean any rating agency that shall have an outstanding rating on any of the Notes pursuant to request by the Corporation.

         "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Corporation and the Trustee in writing that such action will not result in a reduction, qualification or withdrawal of the then-current rating of any of the Notes.

         "Rating Category" shall mean one of the general rating categories of a Rating Agency, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

         "Redemption Date," when used with respect to any Note to be redeemed, shall mean the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Note to be redeemed, shall mean the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" shall mean, with respect to an Interest Payment Date for any series of Notes, unless the Supplemental Indenture authorizing the issuance of such series of Notes otherwise provides, the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date.


                                      1-18

         "Remarketing Agent" shall mean, with respect to any series of Notes, any securities dealer designated as such with respect to such Notes pursuant to the provisions of Section 7.21 hereof and its successor or successors and any securities dealer at any time substituted in its place pursuant to this Indenture.

         "Remarketing Agreement" shall mean an agreement between a Remarketing Agent and the Corporation setting forth the rights and obligations of the Remarketing Agent acting in such capacity under this Indenture and otherwise meeting the requirements of Section 7.21 hereof, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

         "Repayment Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Reserve Fund" shall mean the Reserve Fund created and established by
Section 4.1 hereof.

         "Reserve Fund Requirement" shall mean, at any time, an amount equal to the greater of (1) two percent (2.00%) of the aggregate Principal Amount of Class A Notes and Class B Notes then Outstanding, and (2) $500,000; or, as determined upon the issuance of any Class A Notes or any Class B Notes, such lesser or greater amount as will not cause any Rating Agency to lower or withdraw any rating on any Unenhanced Outstanding Notes, as confirmed in writing to the Trustee by each Rating Agency or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, and the Reserve Fund Requirement is to be reduced, such lesser amount as is acceptable to the Other Beneficiaries holding such Other Obligations, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Retirement Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Revenue Fund" shall mean the Revenue Fund created and established by
Section 4.1 hereof.

         "Secretary of Education" shall mean the Commissioner of Education, Department of Health, Education and Welfare of the United States, and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

         "Senior Asset Requirement" shall mean, as of the date of determination, that:

                  (a) the Senior Percentage is at least equal to one hundred ten percent (110%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class A Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class A Notes Outstanding prior to such action being taken by the


                                      1-19

         Corporation, as evidenced in writing to the Trustee by each such Rating Agency, or, if no Unenhanced Class A Notes are Outstanding but Other Senior Obligations are Outstanding, is acceptable to the Other Senior Beneficiaries holding such Other Senior Obligations, as evidenced in writing to the Trustee by each such Other Senior Beneficiary), and

                  (b) the Subordinate Percentage is at least equal to one hundred percent (100%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class B Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class B Notes Outstanding prior to such action being taken by the Corporation, as evidenced in writing to the Trustee by each such Rating Agency, or, if no Unenhanced Class B Notes are Outstanding but Other Subordinate Obligations are Outstanding, is acceptable to the Other Subordinate Beneficiaries holding such Other Subordinate Obligations, as evidenced in writing to the Trustee by each such Other Subordinate Beneficiary).

         "Senior Beneficiaries" shall mean (1) the Holders of any Outstanding Class A Notes, and (2) any Other Senior Beneficiary holding any Other Senior Obligation that is Outstanding.

         "Senior Credit Enhancement Facility" shall mean a Credit Enhancement Facility designated as a Senior Credit Enhancement Facility in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is furnished by the Corporation.

         "Senior Credit Enhancement Provider" shall mean any Person who provides a Senior Credit Enhancement Facility or a Senior Demand Purchase Agreement.

         "Senior Demand Purchase Agreement" shall mean a Demand Purchase Agreement designated as a Senior Demand Purchase Agreement in the Supplemental Indenture pursuant to which such Demand Purchase Agreement is furnished by the Corporation.

         "Senior Obligations" shall mean, collectively, the Class A Notes and any Other Senior Obligations.

         "Senior Percentage" shall mean, as of the date of determination, the percentage resulting by dividing the Aggregate Value by the sum of (i) the aggregate Principal Amount of Outstanding Class A Notes plus accrued interest thereon and (ii) accrued Corporation Swap Payments under Senior Swap Agreements and (iii) other payments accrued and owing by the Corporation on Other Senior Obligations.

         "Senior Swap Agreement" shall mean a Swap Agreement designated as a Senior Swap Agreement in the Supplemental Indenture pursuant to which such Swap Agreement is furnished by the Corporation.


                                      1-20

         "Senior Swap Counterparty" shall mean any Person who provides a Senior Swap Agreement.

         "Serial Notes" shall mean all Notes other than Term Notes.

         "Servicer" shall mean SLFC, and any other organization with which the Corporation and the Trustee have entered into a Servicing Agreement, subject to confirmation of ratings on any then Outstanding Unenhanced Notes, as evidenced by written confirmation to the Trustee to that effect from each Rating Agency, or, if no Unenhanced Notes are then Outstanding but Other Obligations are Outstanding, consent of each Other Beneficiary holding such Outstanding Other Obligations, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Servicing Agreement" shall mean, the Servicing and Administration Agreement, dated as of December 1, 1999, among the Corporation, the Trustee and SLFC, as servicer and administrator, and any other agreement among the Corporation, the Trustee and a Servicer under which the Servicer agrees to act as the Corporation's agent in connection with the administration and collection of Financed Student Loans in accordance with this Indenture.

         "Servicing Fees" shall mean any fees payable by the Corporation to a Servicer in respect of Financed Student Loans pursuant to the provisions of a Servicing Agreement.

         "Sinking Fund Payment Date" shall mean the date on which any Term Note is to be called for redemption pursuant to subsection (A) or (B) of Section
4.7.2 hereof and the applicable provisions of the Supplemental Indenture providing for the issuance thereof, or, if not redeemed, the Stated Maturity thereof.

         "SLFC" shall mean Student Loan Finance Corporation, a corporation duly organized and existing under the laws of the State of South Dakota.

         "SLS Loan" shall mean a Student Loan made pursuant to former Section 428A of the Higher Education Act.

         "Special Allowance Payments" shall mean special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

         "Special Record Date" shall mean, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.2 hereof.

         "Special Redemption and Prepayment Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Special Redemption and Prepayment Account Requirement" shall mean the amount specified for a series of Notes in the Supplemental Indenture authorizing the issuance of Notes of such series.


                                      1-21

         "Specific Rating Category" shall mean a specific rating category of a Rating Agency, taking into account any refinement or gradation of a Rating Category by a numerical or other qualifier. For so long as any of the Notes are rated by Moody's: (a) references to the highest applicable Specific Rating Category shall be, with respect to obligations or investments having a term of less than one year, to a rating of "P-1" (or, if Moody's revises its rating schedule from time to time, such rating as Moody's shall advise the Trustee in writing is comparable to "P-1" under such revised rating schedule), and with respect to obligations or investments having a term of one year or longer, to a rating of "Aaa" (or, if Moody's revises its rating schedule from time to time, such rating as Moody's shall advise the Trustee in writing is comparable to "Aaa" under such revised rating schedule); and (b) references to the third highest applicable Specific Rating Category shall be, with respect to obligations or investments having a term of one year or longer, to a rating of "Aa2" (or, if Moody's revises its rating schedule from time to time, such rating as Moody's shall advise the Trustee in writing is comparable to "Aa2" under such revised rating schedule). For so long as any of the Notes are rated by Fitch:
(a) references to the highest applicable Specific Rating Category shall be, with respect to obligations or investments having a term of less than one year, to a rating of "F-1+" (or, if Fitch revises its rating schedule from time to time, such rating as Fitch shall advise the Trustee in writing is comparable to "F-1+" under such revised rating schedule), and with respect to obligations or investments having a term of one year or longer, to a rating of "AAA" (or, if Fitch revises its rating schedule from time to time, such rating as Fitch shall advise the Trustee in writing is comparable to "AAA" under such revised rating schedule); and (b) references to the third highest applicable Specific Rating Category shall be, with respect to obligations or investments having a term of one year or longer, to a rating of "AA" (or, if Fitch revises its rating schedule from time to time, such rating as Fitch shall advise the Trustee in writing is comparable to "AA" under such revised rating schedule).

         "Stated Maturity," when used with respect to any Note or any installment of interest thereon, shall mean the date specified in such Note as the fixed date on which principal of such Note or such installment of interest is due and payable.

         "Student Loan" shall mean a loan to a borrower for post-secondary education.

         "Student Loan Acquisition Certificate" shall mean a certificate signed by an Authorized Officer of the Corporation and substantially in the form attached as Exhibit C hereto.

         "Student Loan Purchase Agreements" shall mean, collectively, all Corporation Student Loan Purchase Agreements and Transferor Student Loan Purchase Agreements.

         "Subaccount" shall mean any subaccount of an Account created or established by a Supplemental Indenture.

         "Subordinate Beneficiaries" shall mean (1) the Holders of any Outstanding Class B Notes, and (2) any Other Subordinate Beneficiary holding any Other Subordinate Obligation that is Outstanding.


                                      1-22

         "Subordinate Credit Enhancement Facility" shall mean a Credit Enhancement Facility designated as a Subordinate Credit Enhancement Facility in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is furnished by the Corporation.

         "Subordinate Credit Facility Provider" shall mean any Person who provides a Subordinate Credit Enhancement Facility or a Subordinate Demand Purchase Agreement.

         "Subordinate Demand Purchase Agreement" shall mean a Demand Purchase Agreement designated as a Subordinate Demand Purchase Agreement in the Supplemental Indenture pursuant to which such Demand Purchase Agreement is furnished by the Corporation.

         "Subordinate Obligations" shall mean, collectively, the Class B Notes and any Other Subordinate Obligations.

         "Subordinate Percentage" shall mean, as of the date of determination, the percentage resulting by dividing the Aggregate Value by the sum of (i) the aggregate Principal Amount of Outstanding Class A Notes and Class B Notes plus accrued interest thereon, (ii) accrued Corporation Swap Payments and (iii) other payments accrued and owing by the Corporation on Other Obligations.

         "Subordinate Swap Agreement" shall mean a Swap Agreement designated as a Subordinate Swap Agreement in the Supplemental Indenture pursuant to which such Swap Agreement is furnished by the Corporation.

         "Subordinate Swap Counterparty" shall mean any Person who provides a Subordinate Swap Agreement.

         "Supplemental Indenture" shall mean any amendment of or supplement to this Indenture made in accordance with Article Eight hereof.

         "Surplus Account" shall mean the Account by that name created and established by Section 4.1 hereof.

         "Surplus Fund" shall mean the Fund by that name created and established by Section 4.1 hereof.

         "Swap Agreement" shall mean an interest rate exchange agreement between the Corporation and a Swap Counterparty, as originally executed and as amended or supplemented, or other interest rate hedge agreement between the Corporation and a Swap Counterparty, as originally executed and as amended or supplemented, in each case approved by each Rating Agency, for the purpose of converting, in whole or in part, (i) the Corporation's fixed interest rate liability on all or a portion of any Notes to a variable rate liability, (ii) the Corporation's variable rate liability on all or a portion of the Notes to a fixed rate liability or (iii) the Corporation's variable rate liability on all or a portion of the Notes to a different variable rate liability.


                                      1-23

         "Swap Counterparty" shall mean any Person with whom the Corporation shall, from time to time, enter into a Swap Agreement.

         "Swap Counterparty Guarantee" shall mean a guarantee in favor of the Corporation given in connection with the execution and delivery of a Swap Agreement under this Indenture.

         "Term Notes" shall mean Notes the payment of the principal of which is provided for from moneys credited to the Principal Account pursuant to subsection (A) or (B) of Section 4.7.2 hereof.

         "Transfer Agreement" shall mean any agreement among the Corporation, the Trustee and the Transferor providing for the sale by the Transferor to the Corporation of Student Loans Financed or to be Financed under this Indenture (which Student Loans have previously been originated on behalf of the Transferor or purchased from one or more Lenders or SLFC pursuant to one or more Student Loan Purchase Agreements), together with all of the Transferor's right, title and interest in and to the related Student Loan Purchase Agreements as they relate to such Student Loans.

         "Transferor" shall mean GOAL Funding, and any other organization with which the Corporation and the Trustee have entered into a Transfer Agreement, subject to confirmation of ratings on any then Outstanding Unenhanced Notes, as evidenced by written confirmation to the Trustee to that effect from each Rating Agency, or, if no Unenhanced Notes are then Outstanding but Other Obligations are Outstanding, consent of each Other Beneficiary holding such Outstanding Other Obligations, as evidenced in writing to the Trustee by each such Other Beneficiary.

         "Transferor Student Loan Purchase Agreements" shall mean, with respect to Financed Student Loans transferred pursuant to a Transfer Agreement, all agreements between the Transferor and a Lender (in the case of FFELP Loans) or SLFC (in the case of Alternative Loans) providing for the sale of such Financed Student Loans by such Lender or SLFC to the Transferor or its agent and substantially in the forms which are on file with the Trustee, including amendments thereto made in accordance with Section 5.18 hereof.

         "Trust Estate" shall mean the Trust Estate as described in the Granting Clauses hereof.

         "Trust Funds" shall mean, in the aggregate, all of the Funds and Accounts.

         "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, as in force on the date hereof, unless otherwise specifically provided.

         "Trustee" shall mean U.S. Bank National Association, as trustee under this Indenture, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Indenture.


                                      1-24

         "Unenhanced Note" shall mean, with respect to a Class A Note or a Class B Note, any Note the payment of the principal of and interest on which is not secured by a Credit Enhancement Facility or a Demand Purchase Agreement.

         "Value" shall mean, on any calculation date when required under this Indenture, the value of the Trust Estate calculated by the Corporation, in accordance with the following:

                  (1) with respect to any Eligible Loan, the Principal Balance thereof, plus any unamortized premiums, accrued interest and Special Allowance Payments thereon; provided that any Liquidated Alternative Loan shall be deemed to have a value of zero;

                  (2) with respect to any funds of the Corporation on deposit in any commercial bank or as to any banker's acceptance or repurchase agreement or investment agreement, the amount thereof plus accrued interest thereon;

                  (3) with respect to any Investment Securities of an investment company, the bid price of the shares as reported by the investment company;

                  (4) as to other investments, (i) the bid price published by a nationally recognized pricing service, or (ii) if the bid and asked prices thereof are published on a regular basis in The Wall Street Journal (or, if not there, then in The New York Times): the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination plus accrued interest thereon;

                  (5) as to investments the bid prices of which are not published by a nationally recognized pricing service and the bid and asked prices of which are not published on a regular basis in The Wall Street Journal or The New York Times the lower of the bid prices at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Corporation in its absolute discretion) at the time making a market in such investments, plus accrued interest thereon;

                  (6) any accrued but unpaid Swap Counterparty Payment, unless the Swap Counterparty is in default of its obligations under the Swap Agreement; and

                  (7) with respect to any Student Loan that does not constitute an Eligible Loan, unless otherwise specifically provided herein, the lesser of (i) the market value thereof, as determined by a nationally recognized evaluator acceptable to the Trustee, and (ii) the Principal Balance thereof, plus any unamortized premiums and accrued interest thereon; provided that any Liquidated Alternative Loan shall be deemed to have a value of zero.

         "Value of Investment Securities" shall mean (i) as to demand bank deposits, bank time deposits which may be withdrawn without penalty by the depositor upon fourteen (14) days' or less notice and Investment Securities which mature not more than six (6) months from the date of computation, the amount of such deposits and the par value of such Investment Securities, and
(ii) as to Investment Securities, other than demand bank deposits and bank time deposits


                                      1-25
described in clause (i), which mature more than six (6) months after the date of computation, the par value thereof or, if purchased at more or less than par, the cost thereof adjusted to reflect the amortization or premium or discount, as the case may be, paid upon their purchase. The computation made under this paragraph shall include accrued interest.

         "Variable Rate Notes" shall mean Notes whose interest rate is not fixed but varies on a periodic basis as specified in the Supplemental Indenture providing for the issuance thereof.

         Section 1.2. Definitions of General Terms. Unless the context shall clearly indicate otherwise, or may otherwise require, in this Indenture the terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar terms refer to this Indenture as a whole and not to any particular article, section or subdivision hereof.

         Unless the context shall clearly indicate otherwise, or may otherwise require, in this Indenture: (i) references to articles, sections and other subdivisions, whether by number or letter or otherwise, are to the respective or corresponding articles, sections or subdivisions of this Indenture as such articles, sections or subdivisions may be amended from time to time; (ii) references to articles, chapters, subchapters and sections of any public law or statute of the United States or any section thereof, are to the respective or corresponding articles, chapters, subchapters, sections and statutes as they may be amended from time to time; (iii) the word "heretofore" means before the date of execution of this Indenture, the word "now" means at the date of execution of this Indenture, and the word "hereafter" means after the date of execution of this Indenture.

         Section 1.3. Computations. Unless the facts shall then be otherwise, all computations required for the purposes of this Indenture shall be made on the assumption that: (i) the principal of and interest on all Notes shall be paid as and when the same become due; (ii) all credits required by this Indenture to be made to any Fund or Account shall be made in the amounts and at the times required; (iii) all Notes required by this Indenture to be redeemed from moneys credited to the Note Principal Account shall be redeemed on the respective Sinking Fund Payment Dates therefor in the amounts and at the times as required by this Indenture; and (iv) all Corporation Swap Payments and Counterparty Swap Payments (unless the Swap Counterparty is then in default of its obligations under the Swap Agreement) shall be paid when the same become due.

         Section 1.4. Compliance Certificates and Opinions, etc.

         (a) Except as otherwise specifically provided in this Indenture, upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee (i) a Corporation Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to


                                      1-26
which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any property or securities with the Trustee that is to be made the basis for the release of any property subject to the lien created by this Indenture, the Corporation shall, in addition to any obligation imposed in Section 1.4(a) or elsewhere in this Indenture, furnish to the Trustee (1) a Corporation Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Corporation of the property or securities to be so deposited,
         (2) an opinion of Counsel either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording and filing of this Indenture and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Trustee, created by this Indenture in the property or securities to be so deposited, and reciting the details of such action, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien and security interest effective, and (3) evidence that the Rating Agency Condition has been satisfied.

                  (ii) Whenever the Corporation is required to furnish to the Trustee a Corporation Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Corporation shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Corporation of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Corporation, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such a certificate need not be furnished with respect to any property so deposited, if the fair


                                      1-27
         value thereof to the Corporation as set forth in the related Corporation Certificate is less than $25,000 or less than 1% of the Outstanding Principal Amount of the Notes.

                  (iii) Other than with respect to any release described in clause (A) or (B) of Section 1.4(b)(v), whenever any property or securities are to be released from the lien created by this Indenture, the Corporation shall also furnish to the Trustee a Corporation Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security created by this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Corporation is required to furnish to the Trustee a Corporation Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Corporation shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of Section 1.4(b)(v)) released from the lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Corporation Certificate is less than $25,000 or less than one percent of the then Outstanding Principal Amount of the Notes.

                  (v) Notwithstanding any other provision of this Section, the Corporation may, without compliance with the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Student Loans as and to the extent permitted or required by this Indenture and the Servicing Agreement, and (B) make cash payments out of the Funds and Accounts as and to the extent permitted or required by this Indenture.

         (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Corporation, stating that the information with respect to such factual matters is in the possession of the Servicer or the


                                      1-28

Corporation, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Corporation shall deliver any document as a condition of the granting of such application, or as evidence of the Corporation's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Corporation to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in
Article VII.

         Section 1.5. Evidence of Action by the Corporation. Except as otherwise specifically provided in this Indenture, any request, direction, command, order, notice, certificate or other instrument of, by or from the Corporation shall be effective and binding upon the Corporation for the purposes of this Indenture if signed by an Authorized Officer.

         Section 1.6. Exclusion of Notes Held By or For the Corporation. In determining whether the Holders of the requisite Principal Amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Corporation shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Trustee knows to be so owned shall be disregarded.

         Section 1.7. Exhibits. Attached to and by reference made a part of this Indenture are the following Exhibits:

         Exhibit A: Form of Eligible FFELP Loan Acquisition Certificate;

         Exhibit B: Form of Eligible FFELP Loan Origination Certificate;

         Exhibit C: Form of Student Loan Acquisition Certificate;

         Exhibit D: Form of Updating Eligible FFELP Loan Acquisition
                    Certificate; and

         Exhibit E: Form of Eligible Alternative Loan Acquisition Certificate.

         Section 1.8. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made


                                      1-29
a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes and any Other Obligations.

         "indenture security holder" means a Noteholder or Other Beneficiary.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Corporation and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.


                                      1-30

                                   ARTICLE TWO

                                   NOTE FORMS

         Section 2.1. Forms Generally. The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by the Supplemental Indenture providing for the issuance thereof, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Section 2.2. Form of Notes. The Notes shall be in substantially the following form:


                          EDUCATION LOANS INCORPORATED

                         STUDENT LOAN ASSET-BACKED NOTE

              [SENIOR] [SUBORDINATE] [JUNIOR SUBORDINATE] SERIES __
                                   CLASS _____

No. R ____________                                                      $


        Stated          Date of Original          Interest
     Maturity Date           Issue                  Rate               CUSIP
     -------------      ----------------          --------             -----



REGISTERED HOLDER:


PRINCIPAL AMOUNT:


         FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office (as defined in the Indenture) of the Trustee


                                       2-1
hereinafter referred to or, at the option of the Registered Holder hereof, at the Principal Office of any duly appointed Paying Agent, and to pay, from the source and in the manner hereinafter provided, interest on said principal sum to the Registered Holder hereof from the date hereof until the payment of said principal sum in full, at the rate per annum specified above, payable semiannually on the first day of June and December in each year, commencing ______________________, ________, by check or draft mailed to the Person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the fifteenth day of the calendar month, whether or not a Business Day (as defined in the Indenture), preceding such interest payment date (the "Record Date"), at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar[; provided that, if the Registered Holder of this Note is the Registered Holder of Notes of this series in the aggregate Principal Amount of $1,000,000 or more (or, if less than $1,000,000 in Principal Amount of Notes of such series is outstanding, the Registered Holder of all outstanding Notes), at the direction of such Registered Holder such principal and interest shall be payable by electronic transfer by the Trustee in immediately available funds to an account designated by such Registered Holder]. In addition, interest on this
Note is payable at the maturity hereof in the same manner as the principal hereof, unless the date of such maturity is a regularly scheduled interest payment date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the Person who is the Registered Holder hereof at the close of business on the Record Date and shall be payable to the Person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

         This Note is one of an authorized issue of Notes (hereinafter called the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of December 1, 1999, as [amended and] supplemented by a ________________ Supplemental Indenture of Trust, dated as of ______________, (collectively, the "Indenture"), each between the Corporation and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series (the "Series ____ Notes") limited to an aggregate Principal Amount of $____________, the proceeds of which will be used by the Corporation to
___________________.

         Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations (as defined in the Indenture) secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to


                                       2-2
the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes (each as defined in the Indenture); the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding (as defined in the Indenture) thereunder; and for the other terms and provisions thereof.

         The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

         Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Corporation, or join in any institution against the Corporation, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Servicing Agreement.

         The Corporation has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this paragraph. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with the Indenture as to treatment as indebtedness under applicable tax law, as described in this paragraph.

         [The Series ________ Notes constitute Class B Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of Class A Notes issued from time to time under the Indenture and Other Senior Beneficiaries thereunder. A failure to pay principal of, premium, if any, or interest on this Class B Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding (each as defined in the Indenture).]


                                       2-3

         [The Series ________ Notes constitute Class C Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of Class A Notes and Class B Notes issued from time to time under the Indenture and Other Senior Beneficiaries and Other Subordinate Beneficiaries (as defined in the Indenture) thereunder. A failure to pay principal of, premium, if any, or interest on this Class C Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding or any Subordinate Obligation (as defined in the Indenture) is Outstanding.]

         [At this point in the Note form of any series should be inserted the paragraphs, if any, relating to the terms of redemption for that series.]

         Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Registered Holder of Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Note not affected by such defect or failure. All Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

         It is provided in the Indenture that Notes of a denomination larger than $[5,000] may be redeemed in part ($[5,000] or an integral multiple thereof) and that upon any partial redemption of any such Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

         If provision is made for the payment of principal of, premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

         If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate Principal Amount of Class A Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate Principal Amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Principal Amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate Principal Amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to


                                       2-4
waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until the Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or the Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series and Stated Maturity upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate Principal Amount equal to the Principal Amount of this Note, of the same series and Stated Maturity and bearing interest at the same rate.

         The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

         The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

         IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

         This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the facsimile signatures of its President and Secretary.


                                       2-5

                                              EDUCATION LOANS INCORPORATED


                                              --------------------------
                                                          President


                                              --------------------------
                                                          Secretary

Dated:


                          CERTIFICATE OF AUTHENTICATION

         This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

U.S. BANK NATIONAL
   ASSOCIATION, as Trustee                  [or _____________, _____________, as
                                                 Authenticating Agent


By_________________________                 By____________________________
   Authorized Representative                   Authorized Representative]



                                       2-6

                              --------------------

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints ____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY            ___________________________
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
                                         NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
____________________________             within Note in every particular,
                                         without any alteration whatsoever.

SIGNATURE GUARANTEED:



_____________________________________




                                       2-7

                                  ARTICLE THREE

                                    THE NOTES

         Section 3.1. General Title. There is hereby created and established an issue of Notes of the Corporation to be known and designated as "Student Loan Asset-Backed Notes," which Notes may be issued in series as hereinafter provided. With respect to the Notes of any particular series, the Corporation may incorporate in or add to the general title of such Notes any words, letters or figures designed to distinguish that series.

         Section 3.2. General Limitations; Issuable in Series; Purposes and Conditions for Issuance; Payment of Principal and Interest. The aggregate Principal Amount of Notes that may be authenticated and delivered and Outstanding under this Indenture is not limited, except as may be limited by law. The Notes may be issued in series as from time to time authorized by the Board.

         Notes shall be issued only for the purposes of (a) providing funds for the origination or purchase, or both, by the Corporation of Eligible Loans (including, for this purpose, the acquisition under this Indenture of Eligible Loans previously purchased or originated by the Corporation from other available moneys of the Corporation), or (b) refunding at or before their Stated Maturity any or all Outstanding Notes issued for that purpose, and (c) paying Administrative Costs, Note Fees, Costs of Issuance and capitalized interest on the Notes being issued and making deposits to the Reserve Fund.

         The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under this Indenture.

         The Stated Maturities and Sinking Fund Payment Dates of all Notes shall occur on a June 1 or an December 1 (unless otherwise specified with respect to any Variable Rate Notes, including those Initial Notes constituting Variable Rate Notes, in the Supplemental Indenture providing for the issuance thereof). All Corporation Swap Payments and other payments to be made by the Corporation to Credit Facility Providers shall be payable on a regularly scheduled Interest Payment Date. Except as otherwise provided in a Supplemental Indenture with respect to the series of Notes authorized thereby, interest on each Note shall be calculated to accrue on the basis of a 360-day year composed of twelve 30-day months. In the event a default occurs in the due and punctual payment of any interest on any Note, interest shall be payable thereon to the extent permitted by law on the overdue installment of interest, at the interest rate borne by the
Note in respect of which such interest is overdue.

         The principal of and premium, if any, on the Notes, together with interest payable on the Notes at the Maturity thereof if the date of such Maturity is other than a regularly scheduled Interest Payment Date, shall, except as hereinafter provided or as otherwise provided in a Supplemental Indenture, be payable upon presentation and surrender of such Notes at the Principal Office of the Trustee or, at the option of the Holder, at the Principal Office of a duly


                                       3-1
appointed Paying Agent. Interest due on the Notes on each regularly scheduled Interest Payment Date shall, except as hereinafter provided or as otherwise provided in a Supplemental Indenture, be payable by check or draft drawn upon the Trustee mailed to the Person who is the Holder thereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the Regular Record Date relating thereto, at the address of such Holder as it appears on the Note Register. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the Person who is the Holder thereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Holder thereof at the close of business on a Special Record Date for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Holders of the Notes not less than ten
(10) days prior thereto by first-class mail to each such Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such Defaulted Interest. All payments of principal of, premium, if any, and interest on the Notes shall be made in lawful money of the United States of America.

         After the issuance of the Initial Notes, and from time to time, one or more additional series of Notes may be issued upon compliance with the provisions of Article Three hereof (except where specifically indicated otherwise in this Section 3.2) in such Principal Amounts as may be determined by the Corporation for any of the purposes hereinbefore specified in this Section
3.2 upon compliance with the following conditions and any additional conditions specified in a Supplemental Indenture:

                  A. The Trustee shall have certified that there is no deficiency in the Indemnification Fund or the Note Fund and that, after the issuance of the series of Notes then to be issued, there will not be a deficiency in the Reserve Fund.

                  B. An Authorized Officer of the Corporation shall have certified (as evidenced by a Corporation Certificate filed with the Trustee) that the Corporation is not in default in the performance of any of its covenants and agreements in this Indenture made (unless, in the opinion of Counsel, any such default does not deprive any Beneficiary in any material respect of the security afforded by this Indenture).

                  C. The Trustee shall have been provided with a Cash Flow Projection giving effect to such issuance of Notes which shall reflect that, after such issuance, the Senior Asset Requirement will be met; provided that no such Cash Flow Projection shall be required if Unenhanced Notes are then Outstanding and each Rating Agency confirms in writing to the Trustee that it will not require such Cash Flow Projection.

                  D. If such Notes are to be Class A Notes or Class B Notes, the Trustee shall have been provided with written evidence from each Rating Agency that such series of Notes is rated (i) if such Notes are to be Class A Notes, at least as high as the outstanding rating assigned by each Rating Agency to any Outstanding Class A Notes, and (ii) if such Notes are to be Class B Notes, at least as high as the outstanding rating assigned by each Rating Agency to any Outstanding Class B Notes.


                                       3-2

                  E. If any Unenhanced Notes are Outstanding, each Rating Agency shall have confirmed that no outstanding ratings on any of the Outstanding Unenhanced Notes will be reduced or withdrawn as a result of such issuance, as evidenced by written confirmations thereof delivered to the Trustee from each Rating Agency, or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, the Other Beneficiaries holding such Other Obligations consent to the issuance of such Notes, as evidenced in writing to the Trustee by each such Other Beneficiary.

         In calculating the Reserve Fund Requirement, all Notes to be defeased by a series of refunding Notes shall be deemed not Outstanding as of the date of calculation.

         Section 3.3. Terms of Particular Series. Each series of Notes shall be created by and issued pursuant to a Supplemental Indenture and such Supplemental Indenture shall designate Notes of each series as Class A Notes, Class B Notes or Class C Notes. The Notes of each series shall bear such date or dates, shall be payable at such place or places, shall have such Stated Maturities and Sinking Fund Payment Dates on June 1 or December 1 (unless otherwise specified with respect to any Variable Rate Notes, including those Initial Notes constituting Variable Rate Notes, in the Supplemental Indenture providing for the issuance thereof), shall bear interest at such rate or rates, from such date or dates, payable in such installments and on Interest Payment Dates and at such place or places, may be redeemable at such Redemption Price or Prices and upon such terms (in addition to the prices and terms herein specified for redemption of all Notes) and may be prepayable upon such terms as shall be provided for in the Supplemental Indenture creating that series. The Supplemental Indenture creating any series of Notes may contain a provision limiting the aggregate Principal Amount of the Notes of that series or the aggregate Principal Amount of Notes which may thereafter be issued.

         All Notes of the same series shall be substantially identical in tenor and effect, except as to denomination, the differences specified herein or in a Supplemental Indenture between interest rates, Stated Maturities and redemption provisions.

         Section 3.4. Form and Denominations. Except as otherwise set forth in the Supplemental Indenture providing for the issuance thereof, the Notes of each series shall be issued in substantially the form set forth in Article Two hereof. The Notes of each series shall be distinguished from the Notes of other series and Term Notes shall be distinguished from Serial Notes in such manner as the Board may determine.

         The Notes of any series may be issuable as fully registered Notes only, of single Stated Maturities.

         The Notes of each series shall be issuable in such denominations as shall be provided in the provisions of the Supplemental Indenture creating such series. In the absence of any such provisions with respect to the Notes of any particular series, the Notes of such series shall be in the denomination of $5,000 in original Principal Amount or any integral multiple thereof.


                                       3-3

         Section 3.5. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Corporation by the president or any vice president of the Corporation and attested by the secretary or an assistant secretary of the Corporation, either or both of which signatures may be facsimiles.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Notes executed by the Corporation to the Trustee or the Authenticating Agent for authentication; and, upon Corporation Order, the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in Article Two hereof executed by the Trustee or the Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 3.6. Temporary Notes. Pending the preparation of definitive Notes, the Corporation may execute and, upon Corporation Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, in fully registered form, without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Corporation executing such Notes may determine, as evidenced by their signing of such Notes.

         If temporary Notes are issued, the Corporation will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the Principal Office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Notes of the same series and Stated Maturity of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 3.7. Registration, Transfer and Exchange. The Corporation shall cause to be kept at the Principal Office of the Note Registrar a Note Register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Notes and of transfers of Notes as herein provided. The Corporation may, in a Supplemental Indenture, appoint an Authenticating Agent for the purpose of receiving, authenticating and


                                       3-4
delivering Notes in connection with transfers, exchanges and registrations as herein provided. Unless an Authenticating Agent is designated to serve in such capacity pursuant to a Supplemental Indenture or is otherwise directed, and agrees, to so serve in accordance with a Corporation Order, the Trustee shall be Note Registrar for the purpose of registering Notes and transfer of Notes as herein provided. At reasonable times and under reasonable regulations established by the Note Registrar, the Note Register may be inspected and copied by the Corporation or by the Holders (or a designated representative thereof) of ten percent (10%) or more in Principal Amount of Notes then Outstanding.

         The Trustee and any Authenticating Agent shall adhere, with respect to transfer of Notes, to the standards for efficiency in transfer agent performance established in Securities and Exchange Commission Rules 17Ad-2 through 17Ad-7 under the Securities Exchange Act of 1934, most particularly Rule 17Ad-2, which requires that registered transfer agents process at least ninety percent (90%) of routine items (such as certificates presented for transfer) received during any month within three (3) business days of their receipt.

         Upon surrender for transfer or exchange of any Note at the Principal Office of the Note Registrar or at the Principal Office of any Authenticating Agent, or on a Purchase Date or Mandatory Tender Date with respect to Notes which are Deemed Tendered, whether or not surrendered on such date, the Corporation shall execute, and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in the name of the designated transferee or transferees, including transferees designated by a Depositary with respect to Notes Deemed Tendered, or in exchange for the Note surrendered, one or more new fully registered Notes of any authorized denomination or denominations, of like aggregate Principal Amount, of the same series, having the same Stated Maturity and interest rate and bearing numbers not previously assigned.

         All Notes executed, delivered and authenticated pursuant to the preceding paragraph shall be registered in the name of the Holder presenting the Note for exchange or the designated transferee, as the case may be, on the Note Register on the date of such transfer or exchange.

         All Notes surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee upon receipt thereof from the Note Registrar or the Authenticating Agent, as the case may be, and thereafter disposed of as directed by Corporation Order.

         All Notes issued upon any transfer or exchange of Notes, including Notes issued in lieu of Notes Deemed Tendered, whether or not surrendered, shall be the valid obligations of the Corporation evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such transfer or exchange or in lieu of which such Notes were issued.

         Every Note presented or surrendered for transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, duly executed, by the Holder thereof


                                       3-5
or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar or the Authenticating Agent, as the case may be, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar or the Authenticating Agent, as the case may be, in accordance with the Exchange Act, and such other documents as the Trustee may require.

         The Corporation may require payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges upon a partial redemption of a Note not involving any transfer. All other expenses incurred by the Corporation, the Trustee, the Note Registrar or the Authenticating Agent in connection with any transfer or exchange of Notes shall be paid by the Corporation.

         Except in connection with a Purchase Demand, the Corporation shall not be required to transfer any Note (i) during a period beginning at the opening of business fifteen (15) days before any selection of Notes of the same series for redemption and ending at the close of business on the day of such selection,
(ii) selected for redemption in whole or in part, (iii) after receipt by the Depositary of a properly completed Purchase Demand with respect thereto, or (iv) on or after the date notice of a Mandatory Tender Date is given through such Mandatory Tender Date. In the event that a Note is transferred in connection with a Purchase Demand either during the period referred to in clause (i) or after being selected for redemption in whole or in part, the Note Registrar or the Authenticating Agent, as appropriate, shall give written notice to any transferee thereof that such Note may be, or has been, selected for redemption, as the case may be.

         Section 3.8. Mutilated, Destroyed, Lost and Stolen Notes. If a mutilated Note is surrendered to the Trustee or the Note Registrar, the Corporation shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a new Note of the same series and of like tenor and Principal Amount, Stated Maturity and interest rate, bearing a number not contemporaneously outstanding. If the Corporation, the Note Registrar, any Authenticating Agent and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Corporation, the Note Registrar, any Authenticating Agent and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Corporation, the Note Registrar, any Authenticating Agent or the Trustee that such Note has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of such destroyed, lost or stolen Note, a new Note of the same series and of like tenor, Principal Amount, Stated Maturity and interest rate.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Note, pay such Note.


                                       3-6

         Every new Note issued pursuant to this Section 3.8 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of such series duly issued and authenticated hereunder. Neither the Corporation, the Trustee, the Note Registrar nor any Authenticating Agent shall be required to treat both the original Note and any duplicate Note as being Outstanding for the purpose of determining the Principal Amount of Notes which may be issued hereunder or for the purpose of determining any percentage of Notes Outstanding hereunder, but both the original and duplicate Note shall be treated as one and the same.

         Upon the issuance of any new Note under this Section 3.8, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar, any Authenticating Agent and the Trustee) connected therewith.

         The provisions of this Section 3.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.9. Interest Rights Preserved; Dating of Notes. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. Each Note shall bear an original issue date as provided in the Supplemental Indenture authorizing the issuance of the series of Notes of which such Note is a part and, upon the original delivery of a series of Notes or an exchange or transfer of Notes pursuant to Section 3.7 hereof, the Trustee or the Authenticating Agent, as the case may be, shall date each Note to be delivered as of the date of authentication thereof, except as may be otherwise provided in a Supplemental Indenture with respect to Notes of the series authorized to be issued thereby.

         Section 3.10. Persons Deemed Holders. The Corporation, the Trustee, each Authenticating Agent, each Paying Agent, each Note Registrar, each Depositary and any other agent of the Corporation may, except in the case of Notes Deemed Tendered, treat the Person in whose name any Registered Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any), interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Corporation, the Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar, any Depositary nor any other agent of the Corporation shall be affected by notice to the contrary.

         Section 3.11. Cancellation. All Notes surrendered for payment, redemption, transfer or exchange, if surrendered to the Trustee, shall be promptly canceled by it, and, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Corporation may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder, which


                                       3-7

Notes so delivered shall be promptly canceled by the Trustee. All canceled Notes held by the Trustee shall be disposed of as directed by a Corporation Order.

         Section 3.12. Class B and Class C Notes. The Corporation may at any time issue a series of Notes pursuant to Section 3.2 hereof which is subordinate in rights to the Senior Obligations. Such subordinate obligations shall either be on a parity with the Subordinate Obligations in all respects or may be subordinate to the Subordinate Obligations in respect of each of the provisions of this Indenture which express the subordination of the Subordinate Obligations.


                                       3-8

                                  ARTICLE FOUR

                         CREATION OF FUNDS AND ACCOUNTS;
                     CREDITS THERETO AND PAYMENTS THEREFROM

         Section 4.1. Creation of Funds and Accounts. There are hereby created and established the following Funds and Accounts to be held by the Trustee, or, in the case of the Acquisition Fund, the Revenue Fund or the Administration Fund, by the Trustee or a Deposit Agent, and maintained in accordance with the provisions of this Indenture:

                  1. An Acquisition Fund.

                  2. An Administration Fund.

                  3. A Reserve Fund.

                  4. An Indemnification Fund.

                  5. A Revenue Fund, within which there shall be a Repayment Account and an Income Account.

                  6. A Note Fund, within which there shall be an Interest Account, a Principal Account and a Retirement Account.

                  7. An Alternative Loan Guarantee Fund.

                  8. A Surplus Fund, within which there shall be a Special Redemption and Prepayment Account and a Surplus Account.

         Section 4.2. Acquisition Fund. With respect to each series of Notes, the Trustee shall, upon delivery to the initial purchasers thereof and from the proceeds thereof, credit to the Acquisition Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also deposit in the Acquisition Fund: (i) any funds to be transferred thereto from the Revenue Fund as provided in Section 4.6 hereof or from the Surplus Fund as provided in Section 4.8 hereof, and (ii) any other amounts specified in a Supplemental Indenture to be deposited therein. In addition, the Trustee shall also credit to the Acquisition Fund any Eligible Loans transferred thereto from the Surplus Account pursuant to Section 4.8 hereof (any such Eligible Loans so transferred being thereafter deemed to have been Financed with moneys in the Acquisition Fund).

         Balances in the Acquisition Fund shall be used only for (a) the acquisition of Eligible Loans pursuant to a Student Loan Purchase Agreement (including, for this purpose, the acquisition of Eligible Loans previously purchased or originated by the Corporation or the Trustee on behalf of the Corporation pursuant to a Student Loan Purchase Agreement from other available moneys of the Corporation) or Transfer Agreement, (b) the origination of Eligible Loans, (c) the redemption or purchase of Notes as provided in a Supplemental Indenture


                                       4-1
providing for the issuance of such Notes, (d) the payment of Debt Service on the Class A Notes and Other Senior Obligations when due (upon transfer to the Note Fund as set forth in the following paragraph), (e) the payment of the purchase price of any Class A Notes required to be purchased on a Purchase Date or a Mandatory Tender Date (upon transfer to the Note Fund as set forth in the following paragraph), or (f) to cure deficiencies in the Indemnification Fund (upon transfer to the Indemnification Fund as set forth in the following paragraph). The Trustee shall make or shall authorize the Deposit Agent to make payments to the Transferor, Lenders or SLFC from the Acquisition Fund for the acquisition of Eligible Loans (such payments to be made at purchase prices not in excess of the amount specified therefor in the Supplemental Indenture which created the Account in the Acquisition Fund from which such purchase price is to be withdrawn), including the payment of reasonable transfer or assignment fees, if applicable, upon receipt by the Trustee of an Eligible FFELP Loan Acquisition Certificate, in the case of Eligible FFELP Loans, or an Eligible Alternative Loan Acquisition Certificate, in the case of Eligible Alternative Loans, and all documents, opinions, certificates and amounts required thereby (including, in the case of an Eligible Alternative Loan, (i) the original promissory note relating thereto and all endorsements thereof required by the related Student Loan Purchase Agreement, and (ii) the amount, if any, required by the related Supplemental Indenture to be deposited in the Alternative Loan Guarantee Fund in connection with such acquisition). Within three (3) Business Days after the disbursement of moneys from the Acquisition Fund for the purchase of Eligible FFELP Loans pursuant to an Eligible FFELP Loan Acquisition Certificate, the Corporation shall forward to the Trustee an updating Corporation Certificate substantially in the form of Exhibit D hereto with respect to such Eligible FFELP Loans. The Trustee shall make or shall authorize the Deposit Agent to make payments from the Acquisition Fund for the origination of Eligible FFELP Loans upon receipt by the Trustee of an Eligible FFELP Loan Origination Certificate and all documents, opinions and certificates required thereby. The Trustee shall make or shall authorize the Deposit Agent to make payments to a Transferor from the Acquisition Fund for the acquisition of Eligible Loans pursuant to a Transfer Agreement (such payments to be made at purchase prices not in excess of the amount specified therefor in the Supplemental Indenture which created the Account in the Acquisition Fund from which such purchase price is to be withdrawn), including the payment of reasonable transfer or assignment fees, if applicable, upon receipt by the Trustee of all documents, opinions, certificates and amounts required by such Transfer Agreement (including, in the case of an Eligible Alternative Loan, (i) the original promissory note relating thereto and all endorsements thereof required by the Transfer Agreement, and (ii) the amount, if any, required by the related Supplemental Indenture to be deposited in the Alternative Loan Guarantee Fund in connection with such acquisition). After any such acquisition, the Corporation and the Trustee shall amend the Exhibit or Exhibits to the applicable Supplemental Indentures to reflect the addition of the student loan purchase agreements relating to the Eligible Loans so acquired and such agreements shall become Student Loan Purchase Agreements for all purposes under this Indenture.

         Balances in the Acquisition Fund (other than any portion of such Balance consisting of Student Loans) shall be (i) transferred to the credit of the Indemnification Fund to the extent necessary, after transfers thereto from the Revenue Fund, the Surplus Fund, the Reserve Fund, the Administration Fund and the Note Fund, to make any deposit to the credit of the Indemnification Fund required by Section 4.5 hereof, (ii) after such transfer, if any, to be made pursuant to the preceding clause (i) has been taken into account, transferred to the credit of


                                       4-2
the Note Fund on the last Business Day preceding any Interest Payment Date, Principal Payment Date or Redemption Date to the extent required to pay the Debt Service due on the Class A Notes and any Other Senior Obligations, all as provided in Section 4.7 hereof, and (iii) after such transfers, if any, to be made pursuant to the preceding clauses (i) and (ii) have been taken into account, transferred to the credit of the Principal Account on any Purchase Date or Mandatory Tender Date with respect to Class A Notes, to the extent required by Section 4.7.2(C) hereof. Transfers of amounts from the Acquisition Fund to the Indemnification Fund and the Note Fund pursuant to the preceding sentence shall be made by the Trustee without any further authorization or direction. In the event that, after transfers to the Indemnification Fund from all other Funds and Accounts, a deficiency exists in the Indemnification Fund under Section 4.5 hereof, the Trustee shall use its best efforts to sell Student Loans included in the Balance of the Acquisition Fund at the best price available to the extent of such deficiency; and the proceeds of any such sale shall be credited to the Indemnification Fund, to the extent of any deficiency in the Indemnification Fund, and otherwise to the Revenue Fund. If any amounts have been transferred to either or both of the Indemnification Fund or the Note Fund pursuant to this paragraph, the Trustee shall, to the extent necessary to cure the deficiency in the Acquisition Fund as a result of such transfer or transfers, transfer to the Acquisition Fund amounts from the Revenue Fund in the manner provided in Section
4.6 hereof.

         The unpaid principal balance of Financed Student Loans in the Acquisition Fund shall be included in the Balance of the Acquisition Fund until such Financed Student Loans shall have been paid in full or sold or exchanged as herein provided. Interest and principal payments, including Guarantee payments, and Special Allowance Payments received with respect to Financed Student Loans (excluding, except as otherwise provided in a Supplemental Indenture, any federal interest subsidy payments and Special Allowance Payments that accrued prior to the date on which such Student Loans were Financed) and proceeds from the sale or other conveyance of Financed Student Loans (except as otherwise provided in the preceding paragraph) shall be credited, in the case of such principal and interest, including Guarantee payments and Special Allowance Payments, to the Revenue Fund as provided in Section 4.6 hereof; in the case of the portion of the proceeds of such sale or other conveyance which represents payment of the principal of Financed Student Loans sold, to the Principal Account; and in the case of the portion of the proceeds of such sale or other conveyance which represent payment of accrued interest on and Special Allowance Payments with respect to Financed Student Loans sold, to the Interest Account.

         The Corporation may direct the Trustee to sell to any purchaser one or more Student Loans Financed with moneys in the Acquisition Fund in exchange for one or more Eligible Loans (of approximately the same aggregate Principal Balance and accrued noncapitalized borrower interest as such Financed Student Loans) which (1) evidence the additional obligations of Eligible Borrowers whose Student Loans have been previously Financed hereunder, or (2) are to be substituted for Financed Student Loans which are not Eligible Loans; provided that, prior to any such sale and exchange, the Trustee shall have received an Eligible FFELP Loan Acquisition Certificate, in the case of Eligible FFELP Loans, or an Eligible Alternative Loan Acquisition Certificate, in the case of Eligible Alternative Loans and, in the case of Eligible FFELP Loans, an updating Corporation Certificate substantially in the form of Exhibit D hereto and all documents, opinions and certifications required thereby with


                                       4-3
respect to all Eligible Loans to be so transferred to this Indenture in exchange, together with (A) except in the case of Eligible Loans referred to in the preceding clause (2) or unless the Principal Balance of Eligible Loans sold or exchanged within the preceding twelve (12)-month period pursuant to this paragraph will not, together with the Principal Balance of Eligible Loans then proposed to be sold or exchanged, exceed $1,000,000, a Corporation Certificate that, based on a Cash Flow Projection (a copy of which shall be provided to each Rating Agency), such sale and exchange will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make the required deposits to the credit of the Indemnification Fund, and
(B) a written instrument satisfactory to the Trustee assigning all right, title, interest and privilege of the Corporation in, to and under the student loan purchase agreement pursuant to which each such Eligible Loan to be transferred to this Indenture was acquired, to the extent such right, title, interest and privilege relate to such Eligible Loan; and thereafter the Corporation and the Trustee shall amend the Exhibit or Exhibits to the applicable Supplemental Indentures to reflect the addition of such student loan purchase agreements and such agreements shall become Student Loan Purchase Agreements for all purposes under this Indenture. Any money received by the Corporation in connection with a sale and exchange of Financed Student Loans pursuant to this paragraph, including those moneys representing the excess of the aggregate Principal Balance of and accrued noncapitalized borrower interest on such Financed Student Loans released from this Indenture over the aggregate Principal Balance of and accrued noncapitalized borrower interest on the Eligible Loans transferred to this Indenture in exchange therefor, shall be deposited to the credit of the Principal Account and the Interest Account in accordance with the preceding paragraph. Any such Eligible Loans so transferred to this Indenture in exchange for Student Loans previously Financed from the Acquisition Fund shall, for all purposes of this Indenture, be deemed to have been Financed with moneys in the Acquisition Fund and shall be credited to the Acquisition Fund and included in the Balance thereof.

         Pending application of moneys in the Acquisition Fund for one or more authorized purposes, such moneys shall be invested in Investment Securities, as provided in Section 4.11 hereof, and any earnings on or income from said investments shall be deposited in the Revenue Fund as provided in Section 4.6 hereof.

         Section 4.3. Administration Fund. With respect to each series of Notes, the Trustee shall, upon delivery thereof and from the proceeds thereof, credit to the Administration Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also credit to the Administration Fund all amounts transferred thereto from the Revenue Fund and the Surplus Account. Except as otherwise provided in this
Section 4.3, amounts in the Administration Fund shall, upon receipt by the Trustee of Corporation Orders directing the payment to designated payees in designated amounts for stated services, or, in the case of reimbursement of the Corporation for its expenses, to the Corporation, and in each case certifying that such payment is authorized by this Indenture, be used for and applied only to pay Costs of Issuance, Administrative Expenses and Note Fees or to reimburse another fund, account or other source of the Corporation for the previous payment of Costs of Issuance, Administrative Expenses or Note Fees. If the servicing of Financed Student Loans is to be converted from one Servicer to another, and there are any costs or fees associated


                                       4-4
with such conversion, such costs or fees shall constitute Administrative Expenses and, to the extent payable by the Corporation or the Trustee, shall be paid by the Trustee from amounts in the Administration Fund. If any such fees or expenses are payable by the replaced Servicer and such Servicer is insolvent or otherwise incapable of paying, the Trustee shall pay such fees or expenses from amounts in the Administration Fund, with or without direction from the Corporation, and shall thereafter seek reimbursement therefor from the replaced Servicer. Payments from the Administration Fund for such purposes shall be made by check or wire transfer by the Trustee or a Deposit Agent, but only in accordance with such Corporation Orders.

         Balances in the Administration Fund shall be applied to the following purposes in the following order of priority: first, to remedy deficiencies in the Indemnification Fund to the extent and in the manner provided in Section 4.5 hereof; second, to remedy deficiencies in the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class A Notes or Other Senior Obligations payable therefrom; third, to remedy deficiencies in the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the redemption or payment of principal or the purchase price of Class A Notes or the payment of Other Senior Obligations payable therefrom; fourth, to remedy deficiencies in the Retirement Account to the extent and in the manner provided in Section 4.7.3 hereof for the redemption of Class A Notes or the payment of Other Senior Obligations payable therefrom; fifth, to remedy deficiencies in the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class B Notes or Other Subordinate Obligations payable therefrom; sixth, to remedy deficiencies in the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the payment of principal or the purchase price of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; seventh, to remedy deficiencies in the Retirement Account to the extent and in the manner provided in Section 4.7.3 hereof for the redemption of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; and, eighth, to pay Costs of Issuance, Note Fees and Administrative Expenses.

         Amounts in the Administration Fund may, subject to the last sentence of this paragraph and any limitations specified in a Supplemental Indenture, be paid out for Costs of Issuance or Note Fees at any time upon receipt of a Corporation Order and shall be paid in the full amount designated therein; provided that the aggregate amount of Costs of Issuance paid or reimbursed from amounts in the Administrative Fund or any other Fund or Account in respect of a particular series of Notes shall under no circumstances exceed the amount, if any, specified therefor in the Supplemental Indenture authorizing the issuance of Notes of such series. Amounts in the Administration Fund may, subject to the last sentence of this paragraph and any limitations specified in a Supplemental Indenture, be paid out for Administrative Expenses, or to reimburse the Corporation for the prior payment of Administrative Expenses, at any time, in cumulative amounts in any given Fiscal Year not in excess of (A) the amount of Budgeted Administrative Expenses for that Fiscal Year, unless an Authorized Officer of the Corporation shall certify in writing to the Trustee that Administrative Expenses in an increased amount (i) are reasonable and necessary in light of all circumstances then existing, (ii) will not materially adversely affect the ability of the Corporation to pay or perform, as the case may be, all of its obligations under this Indenture, and (iii) can be paid out of amounts deposited into the Administration Fund pursuant to the provisions of this Indenture, plus (B) the amount of


                                       4-5

Administrative Expenses for any prior Fiscal Year previously paid by the Corporation from a source other than the Administration Fund and requested to be reimbursed to such source, provided that the amount of such Administrative Expenses, together with all other Administrative Expenses for such prior Fiscal Year previously paid or reimbursed from the Administration Fund, shall not exceed the Budgeted Administrative Expenses for such prior Fiscal Year.

         The Trustee shall transfer and credit to the Administration Fund moneys available hereunder for transfer thereto from the sources set forth in the following paragraph and in such amounts and at such times as an Authorized Officer of the Corporation shall direct by Corporation Order; provided such Corporation Order shall certify that the amounts are required and have been or will be expended within the next ninety (90) days for a purpose for which the Administration Fund may be used and applied.

         Deposits to the credit of the Administration Fund shall be made from the following sources in the following order of priority: the Income Account to the extent and in the manner provided in Section 4.6 hereof; and the Surplus Account to the extent and in the manner provided in Section 4.8 hereof.

         Pending transfers from the Administration Fund, the moneys therein shall be invested in Investment Securities, as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be deposited in the Revenue Fund as provided in Section 4.6 hereof.

         Section 4.4. Reserve Fund. The Reserve Fund is established only for the security of the Senior Beneficiaries and the Subordinate Beneficiaries, and not for the Holders of the Class C Notes. Immediately upon the delivery of any series of Class A Notes or Class B Notes, and from the proceeds thereof or, at the option of the Corporation, from any amounts to be transferred thereto from the Surplus Fund pursuant to Section 4.8 hereof and from any other available moneys of the Corporation not otherwise credited to or payable into any Fund or Account under this Indenture or otherwise subject to the pledge and security interest created by this Indenture, the Trustee shall credit to the Reserve Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of that series of Notes, such that upon issuance of such Notes, the Balance in the Reserve Fund shall not be less than the Reserve Fund Requirement.

         If on any Monthly Payment Date the Balance in the Reserve Fund shall be less than the Reserve Fund Requirement, the Trustee shall transfer and credit thereto an amount equal to the deficiency from the following Funds and Accounts in the following order of priority: the Repayment Account (to the extent not required for credit to the Indemnification Fund, the Note Fund or the Acquisition Fund), the Income Account (to the extent not required for credit to the Indemnification Fund, the Note Fund, the Acquisition Fund or the Administration Fund) and the Surplus Fund (to the extent not required for credit to the Indemnification Fund, the Note Fund or the Administration Fund); provided, however, that any such transfer from the Surplus Fund shall be made only to the extent that that portion of the Balance thereof not consisting of Eligible Loans is sufficient therefor.


                                       4-6

         The Balance in the Reserve Fund shall be used and applied solely for
(i) transfers to the Indemnification Fund to the extent necessary, after transfers thereto from the Revenue Fund and the Surplus Fund, to make any deposit to the credit of the Indemnification Fund required by Section 4.5 hereof, and (ii) after such transfer, if any, to be made pursuant to the preceding clause (i) has been taken into account, the payment when due of Debt Service on the Class A Notes, the Class B Notes and the Other Obligations and the purchase price of Class A Notes and Class B Notes on a Purchase Date or Mandatory Tender Date and the other purposes specified in Section 4.7 hereof, and shall be so used and applied by transfer by the Trustee to the credit of the Note Fund, (a) at any time and to the extent that the Balance therein and the Balances available for deposit to the credit thereof from the Revenue Fund and the Surplus Fund (other than that portion of the Balance thereof consisting of Eligible Loans) are insufficient to meet the requirements specified in Section
4.7 hereof for deposit to the credit of the Note Fund at such time (provided, however, that such amounts shall be applied, first, to the payment of interest on the Class A Notes and the payment of Other Senior Obligations payable from the Interest Account, second, to the payment of principal and the purchase price of the Class A Notes and the payment of Other Senior Obligations payable from the Principal Account, third, to the payment of interest on the Class B Notes and the payment of Other Subordinate Obligations payable from the Interest Account, and, fourth, to the payment of principal and the purchase price of the Class B Notes and the payment of Other Subordinate Obligations payable from the Principal Account), and (b) at any time when a portion of the Balance therein is required to be transferred to the Retirement Account to pay a portion of the Redemption Price of Class A Notes or Class B Notes to be redeemed as provided in a Supplemental Indenture relating thereto; provided, however, that on the Stated Maturity or any Redemption Date of any Class A Notes or Class B Notes, amounts in the Reserve Fund shall, upon Corporation Order, be applied to the payment at maturity or redemption of all Outstanding Class A Notes or Class B Notes of a series, to the extent that such application, and payment of all deposits to be made to the credit of the Indemnification Fund required by Section 4.5 hereof upon such redemption, will not reduce the Balance of the Reserve Fund below the Reserve Fund Requirement (calculated as though the Notes to be retired on such Stated Maturity or Redemption Date were not Outstanding as of the date of such calculation), and, after giving effect to such payment or redemption, the conditions of Section 10.2 will be met; and provided, further, that at any time when the aggregate of the Balances in the Note Fund, the Reserve Fund and the Surplus Fund (exclusive of Student Loans) equals an amount sufficient to discharge and satisfy the obligations of the Corporation with respect to all of the Outstanding Class A Notes, Class B Notes and Other Obligations and to make all deposits to the credit of the Indemnification Fund required by Section 4.5 hereof, all in the manner described in Section 11.1 hereof, said Balances shall, upon Corporation Order, be so applied. Notwithstanding the foregoing, if on any Monthly Payment Date the Balance in the Reserve Fund exceeds the Reserve Fund Requirement, such excess shall, upon Corporation Order, be transferred to the Principal Account, to the extent necessary to make the deposits required to be made to the credit of the Principal Account on such Monthly Payment Date pursuant to the provisions of Section 4.7.2 hereof, whether or not other moneys are available to make such deposits.

         Pending transfers from the Reserve Fund, the moneys therein shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be deposited in the Revenue Fund as provided in Section 4.6 hereof.


                                       4-7

         Section 4.5. Indemnification Fund. The Trustee shall, upon receipt of any notice that an amount is payable from the Trust Estate pursuant to the indemnification provisions of a Joint Sharing Agreement, immediately furnish a copy thereof to the Corporation. Thereafter, the Corporation and the Trustee shall promptly determine if, and the extent to which, such amount is so payable and, if and to the extent it is, the Trustee shall transfer such amount to the Indemnification Fund from the Balances in the Revenue Fund, the Surplus Fund (other than that portion of the Balance therein consisting of Eligible Loans), the Reserve Fund, the Administration Fund, the Surplus Fund (including any portion of the Balance therein consisting of Eligible Loans), the Retirement Account, the Principal Account, the Interest Account and the Acquisition Fund, in that order of priority. Any amount so transferred to the Indemnification Fund shall be immediately paid by the Trustee to the appropriate party or parties.

         Amounts in the Indemnification Fund shall be used only for the purposes specified in the preceding paragraph, and shall not be available for any other purpose, including, but not limited to, payment of Debt Service on or the purchase price of the Notes or Other Obligations.

         Section 4.6. Revenue Fund. The Trustee and any Deposit Agent shall credit to the Revenue Fund: (i) all amounts received as interest, including federal interest subsidy payments, and principal payments with respect to Financed Student Loans, including all Guarantee payments and Special Allowance Payments with respect to Financed Student Loans (excluding, unless otherwise provided in a Supplemental Indenture, any federal interest subsidy payments and Special Allowance Payments that accrued prior to the date on which such Student Loans were Financed), (ii) unless otherwise provided in a Supplemental Indenture, proceeds of the resale to a Lender or SLFC of any Financed Student Loans pursuant to such Lender's or SLFC's repurchase obligation under the applicable Student Loan Purchase Agreement, (iii) all amounts received as earnings on or income from Investment Securities in the Acquisition Fund, the Reserve Fund, the Administration Fund, the Surplus Fund and the Note Fund, (iv) all Non-Delivery Fees, (v) all amounts to be transferred to the Revenue Fund from the Indemnification Fund, (vi) any amounts received by the Trustee pursuant to the indemnification provisions of any Joint Sharing Agreement, and (vii) all amounts to be transferred to the Revenue Fund from the Alternative Loan Guarantee Fund.

         Pending transfers from the Revenue Fund, the moneys therein shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from said investments shall be retained therein.

         The Corporation shall cause all amounts required to be credited to the Revenue Fund, upon receipt by the Corporation, a Lender, SLFC, a Transferor or a Servicer, or any agent thereof, as the case may be, to be forthwith transmitted to the Trustee or any Deposit Agent therefor for such credit. On each Monthly Payment Date and on any other date on which the Balance in the Note Fund is not sufficient to pay all amounts payable therefrom on such date, all such moneys theretofore received and then held by a Deposit Agent shall be transferred to the Trustee. The Trustee shall deposit and credit all revenues to be credited to the Revenue Fund as follows: all such revenues received as payments of or in respect of principal of Financed Student Loans shall be credited by the Trustee forthwith upon receipt to the Repayment Account; and all


                                       4-8
other revenues and amounts, including all such revenues received as payments of or in respect of interest on or Special Allowance Payments with respect to Financed Student Loans, income from Investment Securities and Non-Delivery Fees, shall be credited by the Trustee forthwith upon receipt to the Income Account.

         On each Monthly Payment Date and on any other date on which the Balance in the Note Fund is not sufficient to pay all amounts payable therefrom on such date, the Trustee shall, from the moneys received since the preceding Monthly Payment Date in the Repayment Account, (1) make any periodic rebate fee payments required to be made to the Secretary of Education in connection with Financed Student Loans, and (2) transfer the remainder of such moneys, as follows:

                  First, to the credit of the Indemnification Fund to the extent and in the manner provided in Section 4.5 hereof; second, to the credit of the Interest Account to the extent and in the manner provided in
         Section 4.7.1 hereof for the payment of interest on Class A Notes or Other Senior Obligations payable therefrom; third, to the credit of the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the redemption or payment of principal or the purchase price of the Class A Notes or the payment of Other Senior Obligations payable therefrom; fourth, to the credit of the Retirement Account, to the extent and in the manner provided in Section 4.7.3 hereof for the redemption of Class A Notes or the payment of Other Senior Obligations payable therefrom; fifth, to the credit of the Acquisition Fund to the extent and in the manner provided in Section 4.2 hereof; sixth, to the credit of the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class B Notes or Other Subordinate Obligations payable therefrom; seventh, to the credit of the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the payment of principal or the purchase price of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; eighth, to the credit of the Retirement Account, to the extent and in the manner provided in
         Section 4.7.3 hereof for the redemption of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; ninth, to the credit of the Reserve Fund to the extent and in the manner provided in
         Section 4.4 hereof; tenth, to the credit of the Principal Account to the extent and in the manner provided in Section 4.7.2(B) hereof for the redemption of Class B Notes; eleventh, to the credit of the Special Redemption and Prepayment Account to the extent and in the manner provided in Section 4.8 hereof; twelfth, to the Alternative Loan Guarantee Fund, the aggregate amount received by the Servicer and deposited in the Revenue Fund with respect to Financed Alternative Student Loans for which a transfer has been made from the Alternative Loan Guarantee Fund, less the aggregate amount transferred to the Alternative Loan Guarantee Fund from the Revenue Fund on previous Monthly Payment Dates; and thirteenth, to the credit of the Surplus Account in the manner provided in Section 4.8 hereof.

         On each Monthly Payment Date and on any other date on which the Balance in the Note Fund is not sufficient to pay all amounts payable therefrom on such date, the Trustee shall, after transferring all amounts received in the Repayment Account pursuant to the preceding paragraph, from the moneys received since the preceding Monthly Payment Date in the Income


                                       4-9

Account, to the extent amounts in the Repayment Account were not sufficient therefor, (1) make any periodic rebate fee payments required to be made to the Secretary of Education in connection with Financed Student Loans, and (2) transfer the remainder of such moneys as follows:

                  First, to the credit of the Indemnification Fund to the extent and in the manner provided in Section 4.5 hereof; second, to the credit of the Interest Account to the extent and in the manner provided in
         Section 4.7.1 hereof for the payment of interest on Class A Notes or Other Senior Obligations payable therefrom; third, to the credit of the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the redemption or payment of principal or the purchase price of Class A Notes or the payment of Other Senior Obligations payable therefrom; fourth, to the credit of the Retirement Account, to the extent and in the manner provided in Section 4.7.3 hereof for the redemption of Class A Notes or for the payment of Other Senior Obligations payable therefrom; fifth, to the credit of the Acquisition Fund to the extent and in the manner provided in Section 4.2 hereof; sixth, to the credit of the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class B Notes or Other Subordinate Obligations payable therefrom; seventh, to the credit of the Principal Account to the extent and in the manner provided in subsections (A) and (C) of Section 4.7.2 hereof for the payment of principal or the purchase price of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; eighth, to the credit of the Retirement Account, to the extent and in the manner provided in
         Section 4.7.3 hereof for the redemption of Class B Notes or the payment of Other Subordinate Obligations payable therefrom; ninth, to the credit of the Administration Fund to the extent and in the manner provided in Section 4.3 hereof; tenth, to the credit of the Reserve Fund to the extent and in the manner provided in Section 4.4 hereof; eleventh, to the credit of the Principal Account to the extent and in the manner provided in Section 4.7.2(B) hereof for the redemption of Class B Notes; twelfth, to the credit of the Special Redemption and Prepayment Account to the extent and in the manner provided in Section
         4.8 hereof; twelfth, to the Alternative Loan Guarantee Fund, the aggregate amount received by the Servicer and deposited in the Revenue Fund with respect to Financed Alternative Student Loans for which a transfer has been made from the Alternative Loan Guarantee Fund, less the aggregate amount transferred to the Alternative Loan Guarantee Fund from the Revenue Fund on previous Monthly Payment Dates; and fourteenth, to the credit of the Surplus Account in the manner provided in Section 4.8 hereof.

         Section 4.7. Note Fund. The Note Fund shall be used only for the payment when due of principal of, premium, if any, and interest on the Class A Notes and the Class B Notes, the purchase price of the Class A Notes and the Class B Notes to be purchased on a Purchase Date or Mandatory Tender Date or otherwise in accordance with Section 10.7 hereof, Other Obligations and Carry-Over Amounts (including any accrued interest thereon) and to make transfers to the credit of the Indemnification Fund required by Section 4.5 hereof. The principal of and interest on the Class C Notes shall be payable from the Surplus Fund as provided in Section 4.8 hereof.


                                      4-10

         The Trustee shall identify the Monthly Payment Date for each installment of interest, installment of principal for Serial Notes and sinking fund installment for Term Notes with respect to each series of Notes.

         Section 4.7.1. Interest Account. With respect to each series of Class A Notes or Class B Notes, the Trustee shall, upon delivery to the original purchasers thereof and from the proceeds thereof, credit to the Interest Account the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also deposit in the Interest Account (i) that portion of the proceeds from the sale of Financed Student Loans as is specified in Section 4.2 hereof, (ii) that portion of the proceeds from the sale of the Corporation's bonds, notes or other evidences of indebtedness, if any, to be used to pay interest on the Class A Notes or the Class B Notes,
(iii) all Counterparty Swap Payments, (iv) all payments under any Credit Enhancement Facilities by Credit Facility Providers to be used to pay interest on Class A Notes or Class B Notes, and (v) all amounts required to be transferred thereto from the Funds and Accounts specified in the last sentence of the following paragraph. The moneys in the Interest Account shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be deposited in the Revenue Fund as provided in Section 4.6 hereof.

         To provide for the payment of each installment of interest which falls due upon Class A Notes or Class B Notes on each regularly scheduled Interest Payment Date and all Corporation Swap Payments and fees to a Credit Facility Provider payable on such Interest Payment Date, the Trustee shall make six (6) equal monthly deposits to the credit of the Interest Account not later than the six (6) Monthly Payment Dates preceding such Interest Payment Date, to aggregate the full amount of such interest, payment and fees, except that if the first such Interest Payment Date occurs in six (6) months and fifteen (15) days or less from the date on which the Class A Notes or Class B Notes of such series are delivered to the initial purchasers thereof, then the Trustee shall make equal monthly deposits to the credit of the Interest Account not later than each Monthly Payment Date beginning with the calendar month following the calendar month in which such Notes are delivered to the initial purchasers and ending with the last such Monthly Payment Date prior to such first Interest Payment Date (provided, however, with respect to any Variable Rate Notes, deposits shall be made in an amount equal to the interest accrued on such Notes from the last previous Monthly Payment Date or regularly scheduled Interest Payment Date therefor, whichever is later, to that Monthly Payment Date or, in the case of the last Monthly Payment Date preceding a regularly scheduled Interest Payment Date, to such regularly scheduled Interest Payment Date), to aggregate the full amount of such interest, payment and fees, and except that the Corporation shall receive a credit against such payments for any accrued Counterparty Swap Payments that are to be paid on or before the next regularly scheduled Interest Payment Date if the Swap Counterparty is not then in default in its obligations under the Swap Agreement and if the Swap Counterparty or any obligor under a related Swap Counterparty Guarantee has unsecured long-term debt rated by each Rating Agency in any of its three (3) highest Rating Categories. Anything in this paragraph to the contrary notwithstanding, the Trustee shall, if so instructed in writing by an Authorized Officer of the Corporation, deposit to the credit of the Interest Account on any Monthly Payment Date for any installment of interest a larger amount than is required to be made on such Monthly Payment Date. If, on any Interest Payment Date (including any Redemption Date occurring on a date that is not a regularly


                                      4-11
scheduled Interest Payment Date) or other date on which Class A Notes or Class B Notes are to be purchased in accordance with Section 4.7.2(F) or 4.7.3 hereof, moneys in the Interest Account are insufficient to pay the accrued interest due on the Class A Notes and Class B Notes and all Corporation Swap Payments and fees to a Credit Facility Provider payable on such Interest Payment Date or constituting a portion of the purchase price of Notes to be so purchased, the Trustee shall immediately deposit to the credit of the Interest Account an amount equal to such deficiency. In making the deposits required to be deposited and credited to the Interest Account, the amounts credited to the Interest Account pursuant to the first two (2) sentences of this Section and other deposits and credits otherwise made or required to be made to the Interest Account shall, to the extent available for such purpose, be taken into consideration and allowed for. Each deposit required by this Section 4.7.1 to pay the foregoing amounts shall be made by transfer from the following Funds and Accounts, in the following order of priority: the Revenue Fund, the Surplus Fund (other than that portion of the Balance thereof consisting of Eligible Loans), the Reserve Fund, the Administration Fund, the Surplus Fund (including any portion of the Balance thereof consisting of Eligible Loans), the Retirement Account, the Principal Account and, as to Class A Notes and Other Senior Obligations only, the Acquisition Fund (other than that portion of the Balance thereof consisting of Student Loans); provided that such transfers shall be made from the Retirement Account or the Principal Account in respect of Subordinate Obligations only if, and to the extent, any amounts to be so transferred are in excess of the requirements of such Accounts with respect to Senior Obligations payable therefrom.

         If, as of any regularly scheduled Interest Payment Date, any Carry-Over Amount (including any accrued interest thereon) is due and payable with respect to a series of Notes, as provided in the related Supplemental Indenture, the Trustee shall transfer to the Interest Account (to the extent amounts are available therefor in the Surplus Account in accordance with the second paragraph of Section 4.8 hereof, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date) an amount equal to such Carry-Over Amount (including any accrued interest thereon) so due and payable. The Trustee shall make payment of any Carry-Over Amount (and any interest accrued thereon) on an Interest Payment Date in the same manner as it pays interest on the related series of Notes on such Interest Payment Date.

         The moneys in the Interest Account required for the payment of interest on the Class A Notes or the Class B Notes of any series (including, without limitation, the payment of that portion of the purchase price of Class A Notes or Class B Notes purchased pursuant to Section 4.7.2(F) or 4.7.3 hereof attributable to accrued interest thereon), any Corporation Swap Payments or fees payable to a Credit Facility Provider under a Credit Enhancement Facility or Demand Purchase Agreement or any Carry-Over Amount (including any accrued interest thereon) shall be applied by the Trustee to the payment of such interest or amounts when due without further authorization or direction.

         Balances in the Interest Account shall be transferred to the credit of the Indemnification Fund to the extent necessary, after transfers thereto from the Revenue Fund, the Surplus Fund, the Reserve Fund, the Administration Fund, the Retirement Account and the Principal Account, to make any deposit to the credit of the Indemnification Fund required by Section 4.5 hereof.


                                      4-12

         Balances in the Interest Account shall be transferred to the credit of the Principal Account to the extent necessary, after transfers thereto from the Revenue Fund, the Surplus Fund, the Reserve Fund and the Administration Fund, to make payment of the principal and purchase price of Class A Notes, as provided in Section 4.7.2 hereof.

         The moneys in the Interest Account required for (A) transfer to the Indemnification Fund as hereinbefore provided shall be transferred to such Fund without further authorization or direction, and (B) transfer to the Principal Account for payment of the principal or purchase price of Class A Notes, as provided in Section 4.7.2 hereof, shall be transferred to such Account without further authorization or direction.

         Notwithstanding any other provisions of this Article Four, deposits to the credit of the Interest Account required to be made on each Monthly Payment Date by this Section 4.7.1 or on any other date on which the Balance in the Interest Account is not sufficient to pay all amounts payable therefrom on such date, and any other amounts at any time on deposit in the Interest Account, shall be applied in the following order of priority: first, to the extent hereinabove provided, for transfers to the Indemnification Fund; second, to the payment of interest on all Class A Notes, Corporation Swap Payments under Senior Swap Agreements and fees payable to Senior Credit Facility Providers under a Senior Credit Enhancement Facility or Senior Demand Purchase Agreement, and if such money (after the transfers hereinabove described, including all amounts, to the extent necessary, in the Principal Account) is less than such interest and Other Senior Obligations on an Interest Payment Date, such money shall be applied, pro rata, among such indebtedness based upon such amounts then owing to Senior Beneficiaries and to be paid from the Interest Account; third, by transfer to the Principal Account or the Retirement Account, to the extent required under Section 4.7.2 and 4.7.3 hereof, in respect of amounts with respect to the principal of the Class A Notes or other amounts owed to Other Senior Beneficiaries payable therefrom; fourth, to the payment of interest on all Class B Notes, Corporation Swap Payments under Subordinate Swap Agreements and fees payable to Subordinate Credit Facility Providers, and if such money (after the transfers hereinabove described, including all amounts, to the extent necessary, in the Principal Account over and above the amount on deposit therein to meet any accrued obligations to pay principal of the Class A Notes or amounts, other than fees, to Senior Credit Facility Providers) is less than such interest and Other Subordinate Obligations on an Interest Payment Date, such money shall be applied, pro rata, among such indebtedness based upon such amounts then owing to Subordinate Beneficiaries and to be paid from the Interest Account; fifth, to the payment of all Carry-Over Amounts (including any accrued interest thereon) due and payable on all series of Class A Notes, and if such money is less than such Carry-Over Amounts (including any accrued interest thereon) on an Interest Payment Date, such money shall be applied, pro rata, among such Carry-Over Amounts (including any accrued interest thereon) based upon such amounts then otherwise due and payable to Class A Noteholders and to be paid from the Interest Account; and sixth, to the payment of all Carry-Over Amounts (including any accrued interest thereon) due and payable on all series of Class B Notes, and if such money is less than such Carry-Over Amounts (including any accrued interest thereon) on an Interest Payment Date, such money shall be applied, pro rata, among such Carry-Over Amounts (including any accrued interest thereon) based upon such amounts then otherwise due and payable to Class B Noteholders and to be paid from the Interest Account.


                                      4-13

         Other Obligations payable from the Interest Account shall include reimbursement to any Credit Facility Provider for interest paid on Class A Notes or Class B Notes from amounts paid by the Credit Facility Provider under a Credit Enhancement Facility.

         Section 4.7.2. Principal Account. In making the payments, deposits and credits required by subsections (A), (B) and (C) of this Section 4.7.2, an amount deposited and credited or required to be deposited and credited to the Principal Account representing premium on Term Notes paid as part of the purchase price thereof and any other deposits and credits otherwise made or required to be made to the Principal Account shall, to the extent available for such purpose, be taken into consideration and allowed for. The Trustee shall also deposit to the credit of Principal Account: (i) that portion of the proceeds from the sale of Financed Student Loans as is specified in Section 4.2 hereof, (ii) that portion of the proceeds from the sale of the Corporation's bonds, notes or other evidences of indebtedness, if any, to be used to pay principal of the Class A Notes and the Class B Notes on a Principal Payment Date, (iii) all payments under any Credit Enhancement Facility or Demand Purchase Agreement to be used to pay principal of Class A Notes or Class B Notes or the purchase price of Class A Notes or Class B Notes to be purchased on a Purchase Date or Mandatory Tender Date, and (iv) all amounts required to be transferred thereto from the Funds and Accounts specified in subsection (D) of this Section 4.7.2.

         Other Obligations payable from the Principal Account shall include reimbursement to any Credit Facility Provider for principal or the purchase price paid on Class A Notes or Class B Notes from amounts paid by the Credit Facility Provider under a Credit Enhancement Facility or Demand Purchase Agreement.

         (A) To provide for the payment of each installment of principal which falls due upon Class A Serial Notes, Class B Serial Notes or Class B Term Notes at the Stated Maturity thereof or Class A Term Notes on a Sinking Fund Payment Date therefor, the Trustee shall make six (6) (if the principal of Notes of such series is payable semiannually) or twelve (12) (if the principal of Notes of such series is payable annually) equal monthly deposits to the credit of the Principal Account not later than the six (6) or twelve (12) Monthly Payment Dates, as the case may be, preceding such Principal Payment Date, to aggregate the full amount of such installment, except that if the first such Principal Payment Date of a series of Notes occurs within twelve (12) months and fifteen
(15) days after the date on which the Class A Notes or Class B Notes of such series are delivered to the initial purchasers thereof, then the Trustee shall make equal monthly deposits to the credit of the Principal Account not later than each Monthly Payment Date for such installment beginning with the calendar month following the month in which such Notes are delivered to the initial purchasers and ending with the last such Monthly Payment Date prior to such first Principal Payment Date, to aggregate the full amount of such installment. In making the deposits and credits required by this subsection (A), any amounts deposited or required to be deposited and credited to the Principal Account representing premium on Class A or Class B Serial Notes or Class A Term Notes paid as part of the purchase price thereof and any other deposits and credits otherwise made or required to be made to the Principal Account shall, to the extent available for such purpose, be taken into consideration and allowed for.

         The moneys in the Principal Account required for the payment of the principal of Class A Serial Notes, Class B Serial Notes or Class B Term Notes at the Stated Maturity thereof


                                      4-14
or of Class A Term Notes on a Sinking Fund Payment Date therefor or for the payment of Other Obligations (other than fees, Corporation Swap Payments and reimbursements for amounts paid under a Credit Enhancement Facility to pay interest on Class A Notes or Class B Notes, all of which are payable from the Interest Account) shall be applied by the Trustee to such payment when due without further authorization or direction, subject, however, to subsection (D) of this Section 4.7.2.

         (B) To meet each specified sinking fund installment which falls due upon Class B Term Notes on each Sinking Fund Payment Date for each series of Class B Notes which includes Term Notes (other than the Stated Maturity thereof, as to which subsection (A) of this Section 4.7.2 shall govern), the Trustee shall:

                  (1) determine (commencing as of the Monthly Payment Date not less than seven (7) calendar months, if such Sinking Fund Payment Dates occur semiannually, or twelve (12) calendar months, if such Sinking Fund Payment Dates occur annually, before the first Sinking Fund Payment Date for Class B Term Notes of such series) with regard to each specified sinking fund installment which falls due upon such Class B Term Notes on each Sinking Fund Payment Date (other than the Stated Maturity thereof) the amount which, if deposited to the credit of the Principal Account on each of the six (6) successive Monthly Payment Dates, if such Sinking Fund Payment Dates occur semiannually, or on each of the eleven (11) successive Monthly Payment Dates, if such Sinking Fund Payment Dates occur annually, for such installment which are before the last Monthly Payment Date before such Sinking Fund Payment Date, would in the aggregate equal the full amount of such installment, except that if the installment due on the first Sinking Fund Payment Date for the Class B Term Notes of any series is less than seven (7) calendar months, if such Sinking Fund Payment Dates occur semiannually, or twelve (12) calendar months, if such Sinking Fund Payment Dates occur annually, after the month in which such Notes are delivered to the initial purchasers thereof, the Trustee shall determine the amount which, if deposited to the credit of the Principal Account on each of the Monthly Payment Dates occurring during the period beginning with the calendar month following the month in which such Notes are delivered to the initial purchasers thereof and ending with the next-to-the-last Monthly Payment Date prior to such Sinking Fund Payment Date, would in the aggregate equal the full amount of such installment;

                  (2) express the monthly amount so determined for each such sinking fund installment on a cumulative basis, so that the cumulative amount for any Monthly Payment Date for that installment will be the sum of the amount for such Monthly Payment Date and the amounts of the preceding such Monthly Payment Dates; and

                  (3) on each such Monthly Payment Date (a) determine whether in fact and to what extent the contingency, if any, specified in the Supplemental Indenture authorizing the issuance of such Notes has been satisfied which requires a deposit on such Monthly Payment Date to the credit of the Principal Account on account of such sinking fund installment, as specified in the Supplemental Indenture authorizing such series of Notes, (b) determine the amount of any such deposit if so required, which for each such Monthly Payment Date shall not exceed the cumulative amount therefor, less the sum of all prior


                                      4-15
         deposits made on account of such sinking fund installment, and (c) deposit to the credit of the Principal Account any amount so determined to be required to be deposited on such Monthly Payment Date.

         To the extent that on any such Sinking Fund Payment Date (other than the Stated Maturity of such Notes) the aggregate of the deposits thus actually made to the credit of the Principal Account as of the next-to-the-last Monthly Payment Date before such Sinking Fund Payment Date on account of the sinking fund installment due on such Sinking Fund Payment Date shall be less than the full amount of such sinking fund installment, the amount of such deficiency shall be added to the amount of the sinking fund installment otherwise due on the next Sinking Fund Payment Date and the increased amount shall thereupon be deemed to be the amount due for the next sinking fund installment. However, nothing contained in this paragraph shall be construed to create an Event of Default in the event of any such deficiency unless a sinking fund installment of such Class B Term Notes shall not only be due and not applied to the redemption or purchase of Notes in accordance with the provisions of the Supplemental Indenture authorizing the issuance of the Notes of such series and subsection
(F) of this Section 4.7.2, but also all contingencies, if any, specified in such Supplemental Indenture upon the obligation so to apply it as of such time shall in fact have been satisfied. Any such contingencies specified in a Supplemental Indenture authorizing the issuance of a series of Class B Notes must be identical to the contingencies, if any, specified in any other Supplemental Indenture authorizing a series of Class B Notes any Note of which is then Outstanding.

         Subject to subsection (D) of this Section 4.7.2, in the event that, in any year in which sinking fund installments are due with respect to two (2) or more series of Class B Notes, payments on account of such sinking fund installments are not deposited and accumulated in the Principal Account in the full amount thereof (taking into account any reduction in or credit against such installments as provided in the Supplemental Indenture pursuant to which such Class B Notes were issued) on or before the next-to-the-last Monthly Payment Date prior to the Sinking Fund Payment Date with respect thereto, such payments as shall have been accumulated shall be allocated as follows: (i) first, to the payment of any such Class B Term Notes whose Stated Maturity is such Sinking Fund Payment Date (as provided in subsection (A) of this Section 4.7.2), and
(ii) otherwise, between the series of Class B Notes in proportion to the respective total amounts of sinking fund installments due on such Sinking Fund Payment Date.

         The Trustee shall without further authorization or direction apply the moneys deposited to the credit of the Principal Account pursuant to this subsection (B), on each Sinking Fund Payment Date, to the retirement of the Class B Term Notes in accordance with the provisions in the Supplemental Indenture pursuant to which such Notes were issued; subject, however, to subsection (D) of this Section 4.7.2. The Trustee shall give notice of all such redemptions, in the name and on behalf of the Corporation, in accordance with the provisions of Article Ten hereof.

         (C) In the event that the Corporation is required to furnish moneys to the Depositary to purchase Notes on a Purchase Date or Mandatory Tender Date, the Trustee shall, subject to the applicable provisions of the related Supplemental Indenture, immediately deposit to the credit of the Principal Account moneys sufficient to pay the purchase price thereof.


                                      4-16

Moneys in the Principal Account required for the payment of the purchase price of such Notes shall, subject to the applicable provisions of the related Supplemental Indenture, be applied by the Trustee to such payment without further authorization or direction.

         (D) Each deposit required to be made to the credit of the Principal Account by subsections (A), (B) and (C) of this Section 4.7.2 shall be made by transfer from the following Funds, in the following order of priority: (1) in the case of subsection (A) and subsection (C), the Revenue Fund, the Surplus Fund (other than that portion of the Balance thereof consisting of Eligible Loans), the Reserve Fund, the Administration Fund, the Surplus Fund (including that portion of the Balance thereof consisting of Eligible Loans), and (2) in the case of subsection (B), the Revenue Fund and the Surplus Fund (other than that portion of the Balance thereof consisting of Eligible Loans); provided, however, that if principal is payable on Class A Notes at the Stated Maturity thereof or upon a Sinking Fund Payment Date therefor, or the purchase price is payable on Class A Notes on a Purchase Date or Mandatory Tender Date, and money credited to the Principal Account, after the foregoing transfers, is insufficient to pay such principal or purchase price, funds shall be transferred, to the extent necessary, to the Principal Account for this purpose from (i) the Interest Account, but only to the extent that the Balance in the Interest Account exceeds any then accrued payments of interest on the Class A Notes, Corporation Swap Payments under Senior Swap Agreements and fees owing to Senior Credit Facility Providers and (ii) thereafter from the Acquisition Fund (other than that portion of the Balance thereof consisting of Student Loans).

         Notwithstanding any other provisions of this Article Four, deposits to the credit of the Principal Account required to be made on each Monthly Payment Date by this Section 4.7.2 or on any other date on which the Balance in the Principal Account is not sufficient to pay all amounts payable therefrom on such date, and any other amounts on deposit in the Principal Account, shall be applied in the following order of priority: first, to the extent required by subsection (E) of this Section 4.7.2, for transfer to the Indemnification Fund; second, to the extent required by Section 4.7.1, to the Interest Account for the payment of interest on Class A Notes and Other Senior Obligations payable therefrom; third, to the payment of Class A Notes at their Stated Maturity or on a Sinking Fund Payment Date or amounts due on Other Senior Obligations payable from the Principal Account; fourth, to the payment of the purchase price of Class A Notes on a Purchase Date or Mandatory Tender Date; fifth, to the extent required by Section 4.7.1, to the Interest Account for the payment of interest on Class B Notes and Other Subordinate Obligations payable therefrom; sixth, to the amounts due with respect to Class B Notes to be paid at their Stated Maturity or amounts due on Other Subordinate Obligations payable from the Principal Account; seventh, to the payment of the purchase price of Class B Notes on a Purchase Date or Mandatory Tender Date; and, eighth, to the amounts due with respect to Class B Term Notes to be redeemed on a Sinking Fund Payment Date. Any moneys in the Principal Account required to be so transferred to the Interest Account shall be transferred by the Trustee to such Account without further authorization or direction.

         (E) Balances in the Principal Account shall be transferred to the credit of the Indemnification Fund to the extent necessary, after transfers thereto from the Revenue Fund, the Surplus Fund, the Reserve Fund, the Administration Fund and the Retirement Account, to make any deposit to the credit of the Indemnification Fund required by Section 4.5 hereof. Any


                                      4-17
moneys in the Principal Account required to be so transferred to the Indemnification Fund shall be transferred by the Trustee to such Fund without further authorization or direction.

         (F) Subject to Section 10.2 hereof, balances in the Principal Account may also be applied to the purchase of Class A Notes or Class B Notes at a purchase price (including any brokerage or other charges) not to exceed the Principal Amount thereof plus accrued interest, in accordance with the provisions of Section 10.7 hereof, as determined by the Corporation at such time, provided the Trustee shall have first certified that no deficiencies exist at such time in the Note Fund or the Indemnification Fund. Any such purchase shall be limited to those Class A Notes or Class B Notes whose Stated Maturity or Sinking Fund Payment Date is the next succeeding Principal Payment Date. If any moneys credited to the Principal Account for the retirement of the Term Notes are applied to the purchase of such Notes as provided in this subsection
(F), the Principal Amount of such Notes to be redeemed on the next respective Sinking Fund Payment Date shall be reduced by the Principal Amount of the Notes so purchased; provided, however, that no Term Notes shall be so purchased during the interval between the date on which notice of redemption of said Notes on a Sinking Fund Payment Date is given and the date of redemption set forth in such notice, unless the Notes so purchased are Notes called for redemption in such notice or are purchased from moneys other than those credited to the Principal Account with respect to sinking fund installments.

         Any purchase of Class A Notes or Class B Notes pursuant to this subsection (F) may be made with or without tenders of Notes and at either public or private sale.

         (G) All Class A Notes or Class B Notes retired by redemption, purchase (other than on a Purchase Date or Mandatory Tender Date) or payment at maturity pursuant to this Section 4.7.2 shall be canceled and shall not be reissued. The accrued interest to be paid on the redemption, purchase (other than on a Purchase Date or Mandatory Tender Date) or payment at Stated Maturity of such Notes shall be paid from the Interest Account. Any Notes purchased or otherwise Deemed Tendered on a Purchase Date or Mandatory Tender Date with moneys furnished pursuant to this Section 4.7.2 shall not be canceled or the indebtedness represented thereby otherwise extinguished except at the direction of the Corporation, it being the intention of the Corporation that, absent such a direction, such Notes remain outstanding and represent a continuing indebtedness of the Corporation, whether such Notes are held by the Corporation, the Remarketing Agent or others for the account of the Corporation, any Remarketing Agent for its own account, any Depositary, the Trustee, any Credit Facility Provider or any other purchaser.

         (H) The moneys in the Principal Account shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be deposited in the Revenue Fund as provided in
Section 4.6 hereof.

         Section 4.7.3. Retirement Account. The Trustee shall deposit to the credit of the Retirement Account (i) any amounts transferred thereto from the Reserve Fund and the Surplus Fund, (ii) that portion of the proceeds from the sale of the Corporation's bonds, notes or other evidences of indebtedness, if any, to be used to pay the principal or Redemption Price of Class A Notes or Class B Notes on a date other than the Stated Maturity thereof or a Sinking Fund Payment Date therefor, and (iii) all payments made by a Credit Facility Provider under a Credit


                                      4-18

Enhancement Facility to be used to pay the Redemption Price of Class A Notes or Class B Notes payable from the Retirement Account. All Class A Notes or Class B Notes which are to be retired other than with moneys in the Principal Account, or the principal of which is to be prepaid, shall be retired or prepaid with moneys deposited to the credit of the Retirement Account.

         Other Obligations payable from the Retirement Account shall include reimbursement to any Credit Facility Provider for the Redemption Price or amount or prepayment paid on Class A Notes or Class B Notes from amounts paid by the Credit Facility Provider under a Credit Enhancement Facility.

         Balances in the Retirement Account shall be transferred to the credit of the Indemnification Fund to the extent necessary, after transfers thereto from the Revenue Fund, the Surplus Fund, the Reserve Fund and the Administration Fund, to make any deposit to the credit of the Indemnification Fund required by
Section 4.5 hereof. Any moneys in the Retirement Account required to be so transferred to the Indemnification Fund shall be transferred by the Trustee to such Fund without further authorization or direction.

         After taking into account any transfers required by the preceding paragraph, Balances in the Retirement Account shall be transferred to the credit of the Interest Account to the extent required by Section 4.7.1 hereof in respect of any accrued obligation in respect of payment of interest on Class A Notes or Class B Notes and payment of Other Obligations payable from the Interest Account. Any moneys in the Retirement Account required to be so transferred to the Interest Account shall be transferred by the Trustee to the Interest Account without further authorization or direction.

         Subject to Section 10.2 hereof, balances in the Retirement Account may also be applied to the purchase of Class A Notes or Class B Notes at a purchase price (including any brokerage or other charges) not to exceed the Principal Amount thereof plus accrued interest plus any then applicable redemption premium, in accordance with the provisions of Section 10.7 hereof, as determined by the Corporation at such time; provided the Trustee shall have first certified that no deficiencies exist at such time in the Note Fund or the Indemnification Fund.

         In the event that Class A Notes or Class B Notes are to be redeemed from the Retirement Account on a date other than a regularly scheduled Interest Payment Date or are to be purchased from Balances in the Retirement Account pursuant to the preceding paragraph, accrued interest on such Notes shall nonetheless be paid from the Interest Account.

         The moneys in the Retirement Account required for the payment of the Redemption Price of Class A Notes or Class B Notes to be redeemed or for the prepayment of Class A Notes or Class B Notes to be prepaid shall be applied by the Trustee to such payment or prepayment when due without further authorization or direction.

         The moneys in the Retirement Account shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investment shall be deposited in the Revenue Fund as provided in
Section 4.6 hereof.


                                      4-19

         Section 4.8. Surplus Fund. On each Monthly Payment Date the Trustee shall transfer from the Revenue Fund to (I) the Special Redemption and Prepayment Account any amounts which are not then required to be transferred from the Revenue Fund to the Indemnification Fund, the Note Fund, the Acquisition Fund, the Administration Fund, the Reserve Fund or the Alternative Loan Guarantee Fund to the extent necessary to increase the Balance in the Special Redemption and Prepayment Account to equal the aggregate of the Special Redemption and Prepayment Account Requirements for each series of Notes any Note of which is then Outstanding, and (II) the Surplus Account any amounts which are not then required to be transferred from the Revenue Fund to the Indemnification Fund, the Note Fund, the Acquisition Fund, the Administration Fund, the Reserve Fund, the Alternative Loan Guarantee Fund or the Special Redemption and Prepayment Account. The Trustee shall also credit to the Surplus Account the proceeds of the resale to a Lender or SLFC of any Student Loans previously purchased with moneys in the Surplus Account pursuant to the repurchase obligation of the Lender or SLFC under the applicable Student Loan Purchase Agreement.

         Balances in the Surplus Fund shall be applied to the following purposes in the following order of priority: first, to remedy deficiencies in the Indemnification Fund to the extent and in the manner provided in Section 4.5 hereof; second, to remedy deficiencies in the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class A Notes or Other Senior Obligations payable therefrom; third, to remedy deficiencies in the Principal Account to the extent and in the manner provided in Section 4.7.2 hereof for the payment of Class A Notes at the Stated Maturity thereof or on a Sinking Fund Payment Date therefor, the purchase price of Class A Notes on a Purchase Date or Mandatory Tender Date therefor or Other Senior Obligations payable therefrom; fourth, to remedy deficiencies in the Retirement Account to the extent and in the manner provided in Section 4.7.3 hereof for the redemption or payment of Class A Notes or for the payment of Other Senior Obligations payable therefrom; fifth, to remedy deficiencies in the Interest Account to the extent and in the manner provided in Section 4.7.1 hereof for the payment of interest on Class B Notes and Other Subordinate Obligations payable therefrom; sixth, to remedy deficiencies in the Principal Account to the extent and in the manner provided in Section 4.7.2 hereof for the payment of Class B Notes at the Stated Maturity thereof, the purchase price of Class B Notes on a Purchase Date or Mandatory Tender Date therefor and Other Subordinate Obligations payable therefrom; seventh, to remedy deficiencies in the Retirement Account to the extent and in the manner provided in Section 4.7.3 hereof for the redemption or payment of Class B Notes or for the payment of Other Subordinate Obligations payable therefrom; eighth, to make deposits to the credit of the Administration Fund to the extent and in the manner provided in Section 4.3 hereof (provided that such transfers shall only be made from Balances in the Surplus Account); ninth, to remedy deficiencies in the Reserve Fund to the extent and in the manner provided in Section 4.4 hereof; tenth, to remedy deficiencies in the Principal Account to meet the sinking fund installment with respect to Class B Term Notes on a Sinking Fund Payment Date (other than the Stated Maturity thereof); eleventh, to make transfers to the credit of the Retirement Account to redeem or prepay Class A Notes or Class B Notes as provided in a Supplemental Indenture relating thereto (provided that any such transfers shall only be made from Balances in the Special Redemption and Prepayment Account); and twelfth, to make deposits to the credit of the Interest Account for the payment of Carry-Over Amounts (and accrued interest thereon) to the extent and in the manner provided in Section 4.7.1 hereof (provided that such transfers shall only be made


                                      4-20
from Balances in the Surplus Account). Notwithstanding the foregoing, Balances in the Surplus Fund consisting of Eligible Loans shall not be required to be applied (1) pursuant to priorities first through seventh in the preceding sentence until after any transfers from the Reserve Fund have been taken into account, and (2) in any event pursuant to priorities eighth through twelfth in the preceding sentence. If the amounts in the Surplus Fund are to be used to remedy any such deficiency or to make a transfer to the credit of the Administration Fund or the Retirement Account, transfers shall be made first from any cash or Investment Securities included in the Surplus Account and the Special Redemption and Prepayment Account, in that order of priority, and thereafter from the proceeds of any sale of Student Loans included in the Surplus Account.

         Balances in the Special Redemption and Prepayment Account may also be transferred to the Acquisition Fund for the acquisition or origination of Eligible Loans as provided in Section 4.2 hereof and as further authorized or limited in a Supplemental Indenture. Balances in the Special Redemption and Prepayment Account shall be transferred to the Acquisition Fund to be so used upon receipt by the Trustee of a Corporation Request directing such transfer, accompanied by an Eligible FFELP Loan Acquisition Certificate or an Eligible FFELP Loan Origination Certificate, in the case of FFELP Loans, or an Eligible Alternative Loan Acquisition Certificate, in the case of Eligible Alternative Loans, and all documents, opinions and certificates required thereby, together with the amount, if any, required by the related Supplemental Indenture to be received in connection with the acquisition of such Eligible Alternative Loans for deposit in the Alternative Loan Guarantee Fund.

         Subject to Section 10.2 hereof, balances in the Special Redemption and Prepayment Account (other than any portion thereof to be applied to the mandatory prepayment of principal of any Notes) may also be transferred to the Note Fund for the purchase of Notes at a purchase price (including any brokerage or other charges) not to exceed the greater of the Principal Amount thereof or, if such purchase occurs during the period when such Notes are subject to redemption at the option of the Corporation from such funds, the Redemption Price set forth in the Supplemental Indenture authorizing the issuance of such Notes that would be applicable to the redemption of Notes pursuant thereto on the date of such purchase, in either case plus accrued interest, in accordance with the provisions of Section 10.7 hereof, as determined by the Corporation at such time, provided that the Trustee shall have first certified that no deficiencies exist at such time in the Note Fund, the Indemnification Fund or the Reserve Fund, any such Balances to be so used are not required to be applied to the prepayment of principal of any Notes and, if the purchase price of any Note to be so purchased is to exceed the Principal Amount thereof plus accrued interest thereon, the Trustee shall have been provided with a Corporation Certificate certifying that, based on a Cash Flow Projection, any such purchase of Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Indemnification Fund.

         Balances in the Surplus Fund may, subject to the last sentence of the following paragraph, also be applied, as determined by the Corporation from time to time, to the payment of principal of, premium, if any, or interest on Class C Notes when due or upon the redemption thereof at the option of the Corporation; provided that (A) the Trustee shall have certified that no


                                      4-21
deficiencies exist at such time in the Note Fund, the Indemnification Fund or the Reserve Fund, (B) after taking into account any such payments of interest on the Class C Notes, the Senior Percentage will not be less than one hundred ten percent (110%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class A Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class A Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency, or if no Unenhanced Class A Notes are Outstanding but Other Senior Obligations are Outstanding, is acceptable to the Other Senior Beneficiaries holding such Other Senior Obligations, as evidenced in writing to the Trustee by each such Other Senior Beneficiary), and the Subordinate Percentage will not be less than one hundred percent (100%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class B Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class B Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency, or if no Unenhanced Class B Notes are Outstanding but Other Subordinate Obligations are Outstanding, is acceptable to the Other Subordinate Beneficiaries holding such Other Subordinate Obligations, as evidenced in writing to the Trustee by each such Other Subordinate Beneficiary); and (C) after taking into account any such payments of principal of or premium, if any, on the Class C Notes, the Senior Asset Requirement will be met. If the amounts in the Surplus Fund are to be used to pay principal of, premium or interest on the Class C Notes in accordance with this paragraph, payments shall be made first from any cash or Investment Securities in the Surplus Account and the Special Redemption and Prepayment Account, in that order of priority, then from the proceeds of any sale of Student Loans in the Surplus Account not constituting Eligible Loans, and thereafter from the proceeds of any sale of Eligible Loans in the Surplus Account.

         Subject to Section 10.2 hereof, balances in the Surplus Account may also be applied to any one or more of the following purposes at any time as determined by the Corporation at such time, provided the Trustee shall have first certified that no deficiencies exist at such time in the Note Fund, the Indemnification Fund, the Reserve Fund or the Special Redemption and Prepayment
Account:

                  (i) transfer to the Retirement Account for the redemption of Class A Notes or Class B Notes; provided that, if the Redemption Price of any Note to be so redeemed is to exceed the Principal Amount thereof, the Trustee shall have received a Corporation Certificate certifying that any such Balances to be so used are not reasonably expected to be needed to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Indemnification Fund;

                  (ii) transfer to the Principal Account or the Retirement Account for the purchase of Class A Notes or Class B Notes at a purchase price (including any brokerage or other charge) not to exceed the greater of the Principal Amount thereof or, if such purchase occurs during the period when such Notes are subject to redemption at the option of the Corporation from such funds, the Redemption Price set forth in the Supplemental


                                      4-22

         Indenture authorizing the issuance of such Notes that would be applicable to the redemption of Notes pursuant thereto on the date of such purchase, in either case plus accrued interest, in accordance with the provisions of Section 10.7 hereof, provided that, if the purchase price of any Note to be so purchased is to exceed the Principal Amount thereof plus accrued interest thereon, the Trustee shall have first received a Corporation Certificate certifying that, based on a Cash Flow Projection, any such purchase of Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Indemnification Fund; or

                  (iii) upon the receipt by the Trustee of a Corporation Certificate that the Balance in the Administration Fund is at least equal to the Budgeted Administrative Expenses and Note Fees for the next succeeding ninety (90) days, and that, based on a Cash Flow Projection, any moneys to be so used are not reasonably expected to be needed for the payment of Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or for transfer to the Indemnification Fund: (a) the acquisition of Student Loans meeting the requirements of clauses
         (A)(1) and (A)(2) or (B) of the definition of "Eligible Loan" in
         Section 1.1 hereof, the moneys to be applied from the Surplus Account for such purpose being no more than the Principal Balance of such Student Loans, plus accrued noncapitalized interest thereon payable by the Eligible Borrower, if any, to the date of purchase, reasonable transfer, origination and assignment fees, if applicable, and a premium not to exceed that assumed in the most recent Cash Flow Projection delivered in conjunction with the issuance of a series of Notes [or such greater premium the payment of which will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Other Indenture Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Indemnification Fund, as shown in a subsequent Cash Flow Projection received by the Trustee, and which will not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Senior or Subordinate Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency], and being paid to the Lender or SLFC upon the receipt by the Trustee of a Student Loan Acquisition Certificate and all documents, opinions, certifications and amounts required thereby (including, in the case of an Alternative Loan, (i) the original promissory note relating thereto and all endorsements thereof required by the related Student Loan Purchase Agreement, and (ii) the amount, if any, required by the related Supplemental Indenture to be deposited in the Alternative Loan Guarantee Fund in connection with such acquisition), or to a Transferor upon the receipt by the Trustee of a all documents, opinions and certifications required by the related Transfer Agreement (including, in the case of an Alternative Loan, (i) the original promissory note relating thereto and all endorsements thereof required by the Transfer Agreement, and (ii) the amount, if any, required by the related Supplemental Indenture to be received in connection with such acquisition for deposit in the Alternative Loan Guarantee Fund); (b) to reimburse another fund, account or other source of the Corporation for the previous payment of Costs of


                                      4-23

         Issuance, to the extent not previously reimbursed from the Surplus Account; and (c) for such other purposes as the Corporation shall determine upon receipt by the Trustee of an opinion of Counsel that such use will not violate any covenants of the Corporation contained in
         Section 5.16 hereof, is authorized by the Corporation's Articles of Incorporation and Bylaws; provided, however, that Balances in the Surplus Account shall not be applied to any of the purposes specified in the preceding clauses (iii)(b) or (c) or to the purchase of Student Loans that are not Eligible Loans unless, after taking into account any such application and excluding, for these purposes only, from the calculation of Aggregate Value, any Financed Student Loans which are not Eligible Loans and any moneys reasonably expected to be needed for transfer to the Indemnification Fund or to be used to pay Costs of Issuance, Note Fees or Administrative Expenses, (1) the Senior Percentage will not be less than one hundred twelve percent (112%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class A Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class A Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency, or if no Unenhanced Class A Notes are Outstanding but Other Senior Obligations are Outstanding, is acceptable to the Other Senior Beneficiaries holding such Outstanding Other Senior Obligations, as evidenced in writing to the Trustee by each such Other Senior Beneficiary), and (2) the Subordinate Percentage will not be less than one hundred two percent (102%) (or such lower percentage specified in a Corporation Certificate delivered to the Trustee which, if Unenhanced Class B Notes are Outstanding, shall not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Class B Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency, or if no Unenhanced Class B Notes are Outstanding but Other Subordinate Obligations are Outstanding, is acceptable to the Other Subordinate Beneficiaries holding such Outstanding Other Subordinate Obligations, as evidenced in writing to the Trustee by each such Other Subordinate Beneficiary); and provided, further, that Balances in the Surplus Account may, to the extent provided in a Supplemental Indenture, be applied to the purchase of Eligible Loans as specified in the preceding clause (iii)(a) without satisfying any other condition of this clause (iii).

         The unpaid principal balance of Student Loans Financed with moneys in the Surplus Account shall be included in the Balance of the Surplus Account until such Financed Student Loans shall have been paid in full or sold as hereinafter provided; provided that, to the extent provided in a Supplemental Indenture, any such Student Loans so Financed and constituting Eligible Loans shall, upon the financing thereof, be credited to, and included in the Balance of, the Acquisition Fund and shall thereafter not be deemed to have been Financed with moneys in the Surplus Account. Interest and principal payments, including Guarantee payments and similar payments made by any other Person, and Special Allowance Payments (excluding any federal interest subsidy payments and Special Allowance Payments that accrued prior to the date on which such Student Loans were Financed) received with respect to Student Loans Financed with moneys in the Surplus Account shall be credited to the Revenue Fund as provided in
Section 4.6 hereof.


                                      4-24

         The Trustee shall use its best efforts to sell Student Loans included in the Balance of the Surplus Account at the best price available to the extent necessary to make any transfer or payment therefrom as provided in the second paragraph of this Section 4.8. In addition, the Corporation may, at any time, sell to any purchaser (A) one or more Eligible Loans Financed with moneys in the Surplus Account at a price not less than one hundred percent (100%) of the Principal Balance thereof plus accrued noncapitalized interest thereon payable by the Eligible Borrower, or (B) one or more Student Loans Financed with moneys in the Surplus Account that are not Eligible Loans at a price not less than the lesser of one hundred percent (100%) of the Principal Balance thereof or the percentage of the Principal Balance thereof paid to finance such Student Loan plus, in either case, accrued noncapitalized interest thereon payable by the Eligible Borrower.

         Student Loans from time to time held in the Surplus Account may also be purchased at any time with the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, at a purchase price equal to one hundred percent (100%) of the Principal Balance of the Student Loans so purchased plus accrued noncapitalized interest thereon payable by the Eligible Borrower, if any.

         Any money received by the Corporation in connection with a sale of Financed Student Loans pursuant to the preceding two (2) paragraphs shall be deposited to the credit of the Surplus Account.

         Pending transfers from the Surplus Fund, the moneys therein shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be deposited in the Revenue Fund as provided in Section 4.6 hereof.

         Section 4.9. Alternative Loan Guarantee Fund. The Trustee will, upon the purchase of each Alternative Loan from a Transferor or SLFC, deposit to the credit of the Alternative Loan Guarantee Fund the amount, if any, specified in the related Supplemental Indenture. The Trustee will also deposit to the Alternative Loan Guarantee Fund any amounts transferred thereto from the Revenue Fund.

         To the extent, as of the end of any calendar month, any payment on a Financed Alternative Loan has not been received within 180 days after the due date therefor, such Financed Alternative Loan will be deemed a Liquidated Alternative Loan. The Trustee will, on each Monthly Payment Date, transfer from the Alternative Loan Guarantee Fund to the Revenue Fund an amount equal to the Principal Balance of and accrued interest on each Financed Alternative Loan that became a Liquidated Alternative Loan during the preceding calendar month.

         If on any Monthly Payment Date the Balance in the Alternative Loan Guarantee Fund exceeds the Principal Balance of Alternative Loans held under this Indenture, the Trustee shall transfer to the Revenue Fund an amount equal to such excess.


                                      4-25

         Pending transfers from the Alternative Loan Guarantee Fund, the moneys therein shall be invested in Investment Securities as provided in Section 4.11 hereof, and any earnings on or income from such investments shall be retained therein.

         Section 4.10. Pledge. The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and Other Obligations shall be limited obligations of the Corporation specifically secured as provided in the Granting Clauses hereof. Financed Student Loans purchased with the proceeds of the Corporation's bonds, notes or other obligations as described in Section 4.8 hereof, or resold to a Lender or SLFC pursuant to its repurchase obligation under a Student Loan Purchase Agreement, or sold or exchanged for Eligible Loans in accordance with the provisions of Section 4.2 or Section 4.8 hereof, shall, contemporaneously with receipt by the Trustee of the purchase price thereof in freely transferable funds, including any Eligible Loans to be received in exchange therefor, no longer be pledged to nor serve as security for the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes or any Other Obligations.

         The Corporation pledges and agrees with the Beneficiaries that the Corporation will not limit or alter its powers to fulfill the terms of any agreements made in this Indenture or in any Notes or in any way impair the rights and remedies of the Beneficiaries until the Notes, together with interest thereon, including interest on any unpaid installments of interest, and all costs and expenses in connection with any action or proceeding by or on behalf of the Holders and all amounts owing to Other Beneficiaries, are fully met and discharged.

         The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and any Other Obligations shall be secured hereunder by the foregoing pledge of the Financed Student Loans, revenues, securities and other moneys hereby made, and by a lien thereon, subject to the priorities expressly provided in Section 3.12 or elsewhere herein. The pledge in the Granting Clauses hereof shall constitute a prior and paramount lien and charge on such Financed Student Loans, revenues, contract rights, securities and other moneys from time to time held hereunder (subject only to the valid exercise of the constitutional powers of the United States of America, valid bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights, and to the provisions of this Indenture permitting the application of such Financed Student Loans, revenues, securities and other moneys for the purposes and on the terms and conditions hereof), over and ahead of any claims (whether in tort, contract or otherwise irrespective of whether the parties possessing such claims have notice of the foregoing pledges or charges), encumbrances or obligations of any nature hereafter arising or incurred, and over and ahead of all other indebtedness payable from or secured by such revenues which may hereafter be created or incurred. The pledge of such Financed Student Loans, revenues, securities and other moneys made herein and hereby shall be valid and binding from the time of the delivery of and payment for the first series of Notes issued hereunder, and such Financed Student Loans, revenues, securities and other moneys shall thereupon be immediately subject to the lien, pledge and charge hereof upon receipt thereof by the Corporation, SLFC or any Lender, Transferor, Servicer, Trustee, Paying Agent, Deposit Agent, Remarketing Agent, Depositary, Auction Agent or


                                      4-26

Broker-Dealer, or any agent thereof, without any physical delivery or segregation thereof or further act.

         No Beneficiary shall be required to see that the moneys derived from any Note are applied to the purpose or purposes for which the Note is issued. The validity of the Notes shall neither be dependent upon nor affected by the validity or regularity of any proceedings or contracts relating to the Program, nor the use and application of the proceeds of such Notes.

         The pledge of the Financed Student Loans, revenues, securities and other moneys made hereby includes the pledge of any contract or any evidence of indebtedness or other rights of the Corporation to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof.

         Section 4.11. Investments. Moneys held by the Trustee or any Deposit Agent for the credit of any Fund or Account shall be invested by the Trustee or such Deposit Agent, in accordance with the Sections hereof relating to such Funds and Accounts, as directed by the Corporation, to the fullest extent practicable and reasonable, in Investment Securities which shall mature or be redeemable at no less than the Value of Investment Securities thereof at the option of the holder prior to the respective dates when the moneys held for the credit of such Fund or Account will be required for the purposes intended.

         Subject to the right of the Corporation to direct the investment of funds hereunder, moneys in any Fund or Account or any combination of Funds and Accounts shall be continuously invested and reinvested or deposited and redeposited by the Trustee or any Deposit Agent in the highest yield Investment Securities reasonably known to the Trustee or such Deposit Agent, with a view toward maximizing yield (with proper preservation of principal) and minimizing the instances of uninvested funds. The Investment Securities purchased shall be held by the Trustee or any Deposit Agent and shall be deemed at all times to be part of such Fund or Account or combination thereof, and the Trustee or any Deposit Agent shall inform the Corporation of the details of all such investments. The Trustee or any Deposit Agent shall sell at the best price obtainable, or present for redemption, any Investment Securities purchased by it as an investment whenever it shall be necessary to provide moneys to meet any payment from such Fund or Account. The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, any Investment Securities. The Trustee or any Deposit Agent shall advise the Corporation in writing, on or before the fifth day of each calendar month, of all investments held for the credit of each Fund or Account in its custody under the provisions of this Indenture as of the end of the preceding month.

         Any investment of funds in Investment Securities shall be held by a financial institution in accordance with the following requirements:

                  (i) all Investment Securities shall be held in an account with such financial institution in the name of the Trustee;

                  (ii) all Investment Securities held in such account shall be delivered to the Trustee in the following manner:


                                      4-27

                           (A) with respect to bankers' acceptances, commercial
                  paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Trustee by physical delivery to the Trustee, indorsed to, or registered in the name of, the Trustee or its nominee or indorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                           (B) with respect to a "certificated security" (as
                  defined in Section 8-102(a)(4) of the UCC), transferred:

                                    (1) by physical delivery of such
                           certificated security to the Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Trustee or indorsed in blank;

                                    (2) by physical delivery of such
                           certificated security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially indorsed to the Trustee by an effective indorsement;

                           (C) with respect to any security issued by the U.S.
                  Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                           (D) with respect to any "uncertificated security" (as
                  defined in Section 8-102(a)(18) of the UCC) that is not governed by clause (C) above, transferred:


                                      4-28

                                    (1)(A) by registration to the Trustee as the
                           registered owner thereof, on the books and records of the issuer thereof, or

                                    (B) by registration to another Person (not a
                           securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Trustee or, having become the registered owner, acknowledges that it holds for the Trustee; or

                                    (2) by the issuer thereof having agreed that
                           it will comply with instructions originated by the Trustee without further consent of the registered owner thereof;

                           (E) with respect to any "security entitlement" (as
                  defined in Section 8-102(a)(17) of the UCC):

                                    (1) if a securities intermediary

                                             (A) indicates by book entry that a
                                    "financial asset" (as defined in Section
                                    8-102(a)(9) of the UCC) has been credited to the Trustee's "securities account" (as defined in Section 8-501(a) of the UCC),

                                             (B) receives a financial asset (as
                                    so defined) from the Trustee or acquires a financial asset for the Trustee, and, in either case, accepts it for credit to the Trustee's securities account (as so defined),

                                             (C) becomes obligated under other
                                    law, regulation or rule to credit a
                                    financial asset to the Trustee's securities account, or

                                             (D) has agreed that it will comply
                                    with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), and

                                    (2) such financial asset either is such
                           Investment Security or a security entitlement evidencing a claim thereto; and

                           (F) in each case of delivery contemplated pursuant to
                  clauses (A) through (E) above, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Investment Security is held in trust pursuant to and as provided in this Indenture.

Any cash held by the Trustee shall be considered a "financial asset" for purposes of this paragraph. Subject to the other provisions hereof, the Trustee shall have sole control over each


                                      4-29
such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this paragraph.

         The Trustee agrees that it has no security interest or other adverse claim to the Funds and Accounts or the Investment Securities therein that are part of the Trust Estate other than pursuant to this Indenture and that it will not enter into any agreement that would give any Person or entity other than the Trustee the right to give entitlement orders with respect to such Investment Securities or the Funds and Accounts.

         Section 4.12. Transfer of Investment Securities. Whenever any transfer is required by this Indenture to be made from any Fund or Account to any other Fund or Account, the Trustee may use Investment Securities, or allocable portions thereof, included in the Balance of the former to the extent necessary to make such transfer, but only to the extent such Investment Securities are permissible investments for the Fund or Account to which they are to be transferred. The amount of any such transfer of Investment Securities shall be the Value of Investment Securities determined with respect thereto as of the date of transfer.

         Section 4.13. Termination. When no Notes remain Outstanding and no Other Obligations are Outstanding, the Trustee and any Deposit Agents shall transfer to the Corporation, or to the order of the Corporation, the Balances in all Funds and Accounts if, and to the extent that, such Balances are in excess of amounts needed to pay principal of, premium, if any, and interest on, and any Carry-Over Amounts (and accrued interest thereon) due and payable with respect to the Notes, to make all payments to the United States Treasury or otherwise required by Section 4.5 hereof, and to pay the fees, compensation and expenses of the Trustee and any Authenticating Agent, Note Registrar, Remarketing Agents, Depositaries, Auction Agents, Broker-Dealers, Deposit Agents and Paying Agents. To the extent that such Balances are needed to pay such amounts or fees, the Trustee shall retain such Balances hereunder and pay such amounts or fees to the Persons to whom such amounts are due and payable as provided hereunder. In the event that any portion or all of the Balances in the Funds and Accounts payable to the Corporation pursuant to this Section consist of Investment Securities which are payable solely to the Trustee and cannot be effectively transferred to the Corporation, the Trustee shall continue to hold such Investment Securities under this Indenture on behalf of the Corporation until such time as such securities can be transferred to the Corporation or amounts payable thereunder received, whether by acceleration at the option of the holder thereof, at maturity or otherwise, all at the direction of an Authorized Officer of the Corporation.


                                      4-30

                                  ARTICLE FIVE

            COVENANTS TO SECURE NOTES; REPRESENTATIONS AND WARRANTIES

         Section 5.1. Trustee to Hold Financed Student Loans. The Corporation shall cause all Financed Student Loans to be endorsed and otherwise conveyed to the Trustee on behalf of the Corporation (i) in the case of Financed Student Loans to be acquired pursuant to Student Loan Purchase Agreements, in accordance with the provisions of the applicable Student Loan Purchase Agreement, (ii) in the case of Financed Student Loans to be acquired pursuant to a Transfer Agreement, in accordance with the provisions of such Transfer Agreement, and
(iii) in the case of Financed Student Loans previously acquired with proceeds of other bonds or notes of the Corporation which are acquired from either the trustee for such bonds or notes or the Corporation, in accordance with the provisions of the applicable assignment or other transfer document. In the case of any origination of Financed Student Loans, the Corporation shall cause such Student Loans to be originated in the name of the Trustee. The Trustee shall be the legal owner of all Financed Student Loans for all purposes of the Higher Education Act, each Alternative Loan Program and each Guarantee Program. The Trustee shall so hold such Financed Student Loans in its capacity as trustee of an express trust created pursuant to this Indenture and, in such capacity, shall be acting on behalf of the Corporation, as the beneficial owner of such Student Loans, as well as the Holders of the Notes and all Other Beneficiaries, as their interests may appear.

         Section 5.2. Credit Enhancement Facilities, Demand Purchase Agreements and Swap Agreements. The Corporation may from time to time enter into or obtain the benefit of any Credit Enhancement Facility, any Demand Purchase Agreement or any Swap Agreement with respect to any Class A Notes or Class B Notes of any series; provided that (i) a Supplemental Indenture is entered into in accordance with the provisions of Section 8.01(i) hereof, and (ii) any such Credit Enhancement Facility, Demand Purchase Agreement or Swap Agreement satisfies any conditions specified in a prior Supplemental Indenture.

         No Supplemental Indenture shall authorize the execution of a Swap Agreement unless, as of the date the Corporation enters into such Swap Agreement, either the Swap Counterparty or the Person executing a Swap Counterparty Guarantee relating thereto has outstanding obligations rated by each Rating Agency not lower than in its third highest Specific Rating Category (or each Rating Agency has a comparable other rating with respect to such Swap Counterparty Guarantee, such as a comparable rating of claims paying ability or deposits) and no such Swap Agreement shall be designated as a Senior Swap Agreement unless, as of the date the Corporation enters into such Swap Agreement, the Senior Asset Requirement will be met and, if Unenhanced Notes are Outstanding, the Trustee shall have received written confirmation from each Rating Agency that the execution and delivery of the Swap Agreement will not cause the reduction or withdrawal of any rating or ratings then applicable to any Unenhanced Notes.

         Notwithstanding anything in this Indenture to the contrary, (1) any Supplemental Indenture authorizing the execution by the Corporation of a Senior Swap Agreement, Subordinate Swap Agreement, Senior Credit Enhancement Facility, Subordinate Credit Enhancement Facility, Senior Demand Purchase Agreement or Subordinate Demand Purchase


                                       5-1

Agreement may include provisions with respect to the application and use of all amounts to be paid thereunder, (2) no amounts paid under any such Credit Enhancement Facility or Demand Purchase Agreement shall be part of the Trust Estate except to the extent, if any, specifically provided in such Supplemental Indenture and no Beneficiaries shall have any rights with respect to any such amounts so paid except as may be specifically provided in such Supplemental Indenture, (3) Notes of one or more series or any portions thereof may be secured by a pledge of any or all amounts payable pursuant to such Credit Enhancement Facility or Demand Purchase Agreement, in the manner and to the extent provided in such Supplemental Indenture, and such Notes may be either Class A Notes or Class B Notes for purposes hereof, and (4) the Corporation's obligations under any such Credit Enhancement Facility, Demand Purchase Agreement or Swap Agreement shall be limited obligations, payable solely from the revenues and assets of the Corporation pledged therefor under this Indenture.

         Section 5.3. Enforcement and Amendment of Guarantee Agreements. So long as any Notes or Other Obligations are Outstanding and Financed Eligible Loans are Guaranteed by a Guarantee Agency, the Corporation (a) will, from and after the date on which the Trustee on its behalf shall have either entered into, or succeeded to the rights and interests of any Lender under, any Guarantee Agreement covering Financed Eligible Loans, cause the Trustee to maintain such Guarantee Agreement and diligently enforce the Trustee's rights thereunder; (b) will cause the Trustee to enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Financed Eligible Loans covered thereby, and (c) will not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee Agreement or any similar or supplemental agreement which in any manner will materially adversely affect the rights of the Holders from time to time of the Notes or Other Beneficiaries hereunder.

         Section 5.4. Trustee to Hold Alternative Loan Notes. The Trustee shall hold the original of each promissory note delivered in connection with the acquisition of each Financed Alternative Loan. The Trustee shall not release custody of any such promissory note except upon the sale thereof or to the Servicer as necessary in connection with the servicing of the related Financed Alternative Loan under the Servicing Agreement. Any such promissory note so released to the custody of the Servicer shall, except in the case of the liquidation thereof, be promptly returned to the Trustee. The Trustee shall maintain a record of all such promissory notes held by the Trustee and any releases thereof to the custody of the Servicer.

         Section 5.5. Acquisition, Collection and Assignment of Student Loans. The Corporation shall, except as provided in Section 4.8 with regard to the Surplus Fund, cause the Trustee to originate or acquire only Eligible Loans with moneys in any of the Funds and shall diligently cause to be collected all principal and interest payments (subject to any adjustments described in Section
5.6 hereof) on all the Financed Student Loans and, subject to the following proviso, all Non-Delivery Fees and other sums to which the Corporation is entitled pursuant to any Student Loan Purchase Agreement, and all grants, subsidies, donations, insurance payments, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantee Agency which relate to such Financed Student Loans; provided that the Corporation may, in its discretion, waive its right to receive any portion or all of the Non-Delivery Fees to which the Corporation is otherwise entitled under the Student Loan Purchase Agreements, as evidenced by


                                       5-2
a Corporation Certificate to that effect. The Corporation shall also make, or cause to be made by Lenders or Servicers, every effort to perfect the Corporation's, the Trustee's or such Lender's or Servicer's claims for payment from the Secretary of Education or a Guarantee Agency, as soon as possible, of all payments related to Financed FFELP Loans. The Corporation will cause the Trustee to assign such Financed FFELP Loans for payment of guarantee or insurance benefits within the time required under applicable law and regulations. The Corporation shall cause all United States and applicable state statutes, rules and regulations which apply to the Program and to Financed Student Loans to be complied with.

         Section 5.6. Enforcement of Financed Student Loans. The Corporation shall cause to be diligently enforced, and shall cause to be taken all steps, actions and proceedings reasonably necessary for the enforcement of, all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments (as such payments may be adjusted to take into account (i) any discount the Corporation may cause to be made available to borrowers who make payments on Financed Student Loans through automatic withdrawals, and (ii) any reduction in the interest payable on Financed Student Loans provided for in any special program under which such loans were originated) and all other amounts due the Trustee thereunder. The Corporation shall not permit the release of the obligations of any borrower under any Financed Student Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Corporation, the Trustee and the Beneficiaries under or with respect to each Financed Student Loan and agreement in connection therewith. The Corporation shall not consent or agree to or permit any amendment or modification of any Financed Student Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Beneficiaries. Nothing in this Section 5.6 or in Sections 5.5 and 5.7 hereof shall be construed to prevent the Corporation from settling a default or curing a delinquency on any Financed Student Loan on such terms as shall be required by law. Notwithstanding the foregoing, the (1) the Corporation may cause the Trustee to forgive the remaining indebtedness on any Financed Student Loan having a principal balance not in excess of $100 if, in the reasonable judgment of the Corporation evidenced by a Corporation Certificate delivered to the Trustee, the cost of collection of the remaining indebtedness of such Financed Student Loan would exceed such remaining indebtedness, and (2) Corporation may amend the terms of a Financed Student Loan to provide for a different rate of interest thereon to the extent required by law or, if such Financed Student Loan is a Plus or SLS Loan, to effect a reissuance of such Plus or SLS Loan at a variable rate.

         Section 5.7. Servicing and Other Agreements. The Corporation may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in a Corporation Certificate shall be deemed to be action taken by the Corporation. The Corporation shall enter into a Servicing Agreement providing for the servicing of the Financed Student Loans and performance of certain of its other obligations under this Indenture, including, without limitation, those obligations described in this Section and Sections 5.5, 5.6 and 5.8 hereof.

         The Corporation shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and


                                       5-3
conditions of all Servicing Agreements, including the prompt payment of all principal and interest payments and all other amounts due the Corporation or the Trustee thereunder, including all grants, subsidies, donations, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantee Agency which relate to any Financed Student Loans. The Corporation shall not permit the release of the obligations of any Servicer under any Servicing Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Corporation, the Trustee and the Beneficiaries under or with respect to each Servicing Agreement. The Corporation shall not consent or agree to or permit any amendment or modification of any Servicing Agreement which will in any manner materially adversely affect the rights or security of the Beneficiaries.

         Any Servicing Agreement shall require the Servicer to administer and collect all Financed Student Loans in the manner provided in this Section 5.7 and Section 5.8 hereof, and shall require the Servicer to prepare and furnish to the Trustee, no later than the twenty-fifth day (or, if such twenty-fifth day is not a Business Day, the next succeeding Business Day) of each calendar month a Monthly Servicing Report with respect to the previous calendar month. Any Servicer may perform all or part of its servicing or other activities under the Servicing Agreement through a subcontractor. Any Servicer shall perform or shall cause its subcontractor to perform all services under the Servicing Agreement in compliance with the Higher Education Act, applicable requirements of each Guarantee Agency and each Alternative Loan Program and all other applicable federal, state and local laws and regulations. Each Servicer shall be responsible for the performance of its obligations under the Servicing Agreement, whether such obligations are performed by such Servicer or by its subcontractor, and such Servicer shall be responsible for any fees and payments required by the subcontractor.

         Section 5.8. Administration and Collection of Financed Student Loans. All Financed Student Loans shall be administered and collected by a Servicer selected by the Corporation in a competent, diligent and orderly fashion and in accordance with all requirements of the Higher Education Act, the Secretary of Education, this Indenture, the Federal Reimbursement Contracts, each Alternative Loan Program, each Guarantee Program and each Guarantee Agreement.

         Section 5.9. Books of Account; Annual Audit. The Corporation shall cause to be kept and maintained proper books of account relating to the Program in which full, true and correct entries will be made, in accordance with generally accepted accounting principles, of all dealings or transactions of or in relation to the business and affairs of the Corporation, and within one hundred twenty (120) days after the end of each Fiscal Year shall cause such books of account to be audited by an Accountant. A copy of each audit report, annual balance sheet and income and expense statement showing in reasonable detail the financial condition of the Corporation as at the close of each Fiscal Year, and summarizing in reasonable detail the income and expenses for such year, including the transactions relating to the Funds and Accounts, shall be filed promptly with the Trustee and shall be available for inspection by any Noteholder or Other Beneficiary.

         Section 5.10. Punctual Payments. The Corporation shall duly and punctually pay, or cause to be paid, the principal of, premium, if any, and interest on and any Carry-Over


                                       5-4

Amount (and accrued interest thereon) due and payable with respect to each and every Note and each Other Obligation from the revenues and other assets pledged hereunder on the dates and at the places, and in the manner provided, in the Notes and with respect to each Other Obligation according to the true intent and meaning thereof, and the Corporation shall faithfully do and perform and at all times fully observe and keep any and all of its covenants, undertakings, stipulations and provisions contained in the Notes, the Other Obligations and in this Indenture.

         Section 5.11. Further Assurances. The Corporation shall at any and all times, insofar as it may be authorized so to do, pass, make, do, execute, acknowledge and deliver all and every such further resolutions, indentures, acts, deeds, conveyances, assignments, transfers and assurances as may be necessary or desirable for the better assuring, conveying, granting, assigning and confirming any and all of the rights, revenues, securities and other moneys hereby pledged or charged with or assigned to the payment of the Notes, any Swap Agreement, Credit Enhancement Facility or Demand Purchase Agreement or intended so to be, or which the Corporation may hereafter become bound to pledge or charge or assign.

         Section 5.12. Protection of Security; Power To Issue Notes and Pledge Revenues and Other Funds. The Corporation is duly authorized under all applicable law to create and issue the Notes, to enter into this Indenture, to enter into Other Obligations and to pledge the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness purported to be pledged by this Indenture in the manner and to the extent provided in this Indenture. The revenues and other moneys, securities, evidences of indebtedness and properties so pledged are and will be free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the pledge created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Corporation to that end has been duly and validly taken. The Notes and the provisions of this Indenture, each Supplemental Indenture and each Other Obligation are and will be valid and legally enforceable obligations of the Corporation in accordance with their terms and the terms of this Indenture and each Supplemental Indenture. The Corporation shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness pledged under this Indenture and each Supplemental Indenture and all the rights of the Beneficiaries hereto against all claims and demands of all Persons whomsoever.

         The pledge of the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness made hereby includes the pledge of any contract or any evidence of indebtedness or other rights of the Corporation to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof.

         In consideration of the purchase and acceptance of the Notes by those who shall hold the same from time to time and the execution and delivery by Other Beneficiaries of any Other Obligations, the provisions of this Indenture shall be a part of the contract of the Corporation with the Beneficiaries and shall be deemed to be and shall constitute a contract between the Corporation, the Trustee and the Beneficiaries.


                                       5-5

         Section 5.13. No Encumbrances. The Corporation will not create, or permit the creation of, any pledge, lien, charge or encumbrance upon the Financed Student Loans or the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness pledged under this Indenture, except only as to a lien subordinate to the lien of this Indenture created by any other indenture authorizing the issuance of bonds, notes or other evidences of indebtedness of the Corporation the proceeds of which have been or will be used to refund or otherwise retire all or a portion of the Outstanding Notes (but only upon receipt by the Trustee of an opinion of Counsel that the creation of such lien will not be prejudicial to the Trustee or the Holders of any Outstanding Notes or any Other Beneficiary) or as otherwise provided in or permitted by this Indenture. The Corporation will not issue any bonds or other evidences of indebtedness, other than the Notes as permitted by this Indenture and other than Swap Agreements, Credit Enhancement Facilities and Demand Purchase Agreements relating to Notes as permitted by this Indenture, secured by a pledge of the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness herein pledged or held aside by the Corporation or by a fiduciary under this Indenture, creating a lien or charge on such revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness equal or superior to the lien of this Indenture; provided that nothing in this Indenture shall prevent the Corporation from issuing obligations secured by assets and revenues of the Corporation other than the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness pledged in this Indenture.

         Section 5.14. Use of Trustee Eligible Lender Number. The Trustee covenants and agrees not to hold any other FFELP Loans under the federal eligible lender number under which it holds any Financed FFELP Loans without (1) the express written consent of the Corporation and SLFC, and (2) having caused the beneficial owner of any such student loans (and any other appropriate Persons) to have entered into an agreement with the Corporation and the Trustee, whereby the Corporation and such other beneficial owner covenant to indemnify each other in respect of federal interest subsidies, Special Allowance Payments, Guarantee payments or any other payments by a Guarantee Agency (a) received by the Trustee on their behalf, (b) later determined by the Secretary of Education or a Guarantee Agency to have been incorrectly or inappropriately paid to the Trustee, and (c) for which the Secretary of Education or a Guarantee Agency reimburses itself, in whole or in part, by withholding payments to the Trustee, or otherwise seeks reimbursement from the Trustee, with respect to student loans held by the Trustee on behalf of the other party.

         Section 5.15. Limitation on Administrative Expenses and Note Fees. The Corporation covenants and agrees that the Administrative Expenses and Note Fees will not, in any Fiscal Year, exceed those that are reasonable and necessary in light of all circumstances then existing and will not, in any event, be in such amounts as will materially adversely affect the ability of the Corporation to pay or perform, as the case may be, all of its obligations under this Indenture or the security of any Beneficiaries.

         Section 5.16. Continuing Existence; Merger and Consolidation. The Corporation will maintain its existence as a corporation and will not dispose of all or substantially all of its assets (by sale, lease or otherwise), except as otherwise specifically authorized elsewhere in this Indenture or under comparable provisions of any future indenture of the Corporation with respect


                                       5-6
to subsequent issues of bonds, notes or other obligations of the Corporation, or consolidate with or merge into another corporation or permit any other corporation to consolidate with or merge into it unless:

                  A. the surviving, resulting or transferee corporation, as the case may be, shall be organized under the laws of the United States or one of the states thereof;

                  B. at least thirty (30) days before any merger, consolidation or transfer of assets becomes effective, the Corporation shall give the Trustee written notice of the proposed transaction;

                  C. immediately after giving effect to any merger, consolidation or transfer of assets, no Event of Default shall have occurred and be continuing;

                  D. the Rating Agency Condition shall have been satisfied with respect to any merger, consolidation or transfer of assets; and

                  E. prior to or concurrently with any merger, consolidation or transfer of assets, (1) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken, (2) the surviving, resulting or transferee corporation, as the case may be, if other than the Corporation, shall deliver to the Trustee an instrument assuming all of the obligations of the Corporation under this Indenture, any Notes, any Swap Agreement, any Credit Enhancement Facility, any Demand Purchase Agreement, any Remarketing Agreement, any Depositary Agreement, any Auction Agent Agreement, the Student Loan Purchase Agreements, any Transfer Agreements, any Servicing Agreement and any Bailment Agreement, together with the consent of the other parties, if any, to each such instrument to such assumption, and (3) the Corporation shall have delivered to the Trustee and each Rating Agency a Corporation Certificate and an opinion of Counsel (which shall describe the actions taken as required by clause (1) of this paragraph or that no such action need be taken) each stating that all conditions precedent herein provided for relating to such merger, consolidation or transfer of assets have been compiled with (including any filing required by the Exchange Act).

         Section 5.17. Fidelity Bonds. The Corporation shall obtain and maintain in force fidelity bonds upon all personnel insuring against any loss or damage which the Trustee or the Corporation might suffer as a consequence of any act of such personnel in an amount required by any supervising agency of the federal or any State government, or, if not so required, in such reasonable amount as may be determined from time to time by the Corporation.

         Section 5.18. Amendment of Student Loan Purchase Agreements. The Corporation shall notify the Trustee in writing of any proposed amendments to the Student Loan Purchase Agreements. No such amendment shall become effective unless and until the Trustee consents in writing thereto, which consent shall not be given unless the Trustee receives an opinion of Counsel that such amendment is required by the Higher Education Act or the related Alternative Loan Program, or is not to the prejudice of the Holders of the Notes or Other Beneficiaries.


                                       5-7

         Section 5.19. Enforcement and Amendment of Guarantee Agreements. So long as any Notes are Outstanding or other obligations to Other Beneficiaries are Outstanding and Financed Eligible FFELP Loans are Guaranteed by a Guarantee Agency, the Trustee (a) will maintain the Guarantee Agreements and will diligently enforce its rights thereunder; (b) will enter into such other similar or supplemental agreements as shall be required to maintain the benefits thereof for all Financed Eligible FFELP Loans; and (c) will not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with the Guarantee Agreements or any similar or supplemental agreements which in any manner will adversely affect the rights of the Holders from time to time of the Notes or Other Beneficiaries.

         Section 5.20. Amendment of Remarketing Agreements and Depositary Agreements. The Corporation shall notify the Trustee and any related Credit Facility Provider in writing of any proposed amendments to any Remarketing Agreement or Depositary Agreement. No such amendment shall become effective unless and until (1) the Trustee consents in writing thereto, which consent shall not be given unless the Trustee receives an opinion of Counsel that such amendment is required by a Credit Enhancement Facility, a Demand Purchase Agreement or this Indenture or is not to the material prejudice of the Holders of the Notes, and (2) any related Credit Facility Provider consents in writing thereto, which consent shall not be unreasonably withheld, provided that no consent of the Credit Facility Provider shall be required if the Credit Facility Provider receives an opinion of Counsel that such amendment is required by this Indenture.

         Section 5.21. Additional Covenants of the Corporation. The Corporation agrees and covenants for the benefit of the Trustee, each Noteholder and each Other Beneficiary, during the term of this Indenture, and to the fullest extent permitted by applicable law, that:

                  (a) No Other Business. It shall not engage in any business other than financing, originating, purchasing, owning, selling and managing Student Loans in the manner contemplated by its certificate of incorporation and this Indenture and activities incidental thereto.

                  (b) No Borrowing. It shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes and (ii) any Other Obligations or other indebtedness arising under this Indenture or otherwise permitted by its certificate of incorporation. The proceeds of the Notes shall be used exclusively to fund the origination or purchase of Student Loans and for such other purposes as are specified in this Indenture.

                  (c) Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by its certificate of incorporation and this Indenture, it shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations,


                                       5-8
         assets or securities of, any other interest in, or make any capital contribution to, any other Person.

                  (d) Restricted Payments. Except as permitted by its certificate of incorporation and this Indenture, it shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any ownership or equity interest or security in or of the Corporation, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
         (iii) set aside or otherwise segregate any amounts for any such purpose. The Corporation will not, directly or indirectly, make payments to or distributions from any of the Funds or Accounts except in accordance with this Indenture.

                  (e) Non-petition. It shall not, for any reason, institute proceedings for itself to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against itself, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to the bankruptcy of itself, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of itself or a substantial part of its assets or any part of the Trust Estate or cause or permit itself to make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                  (f) Other Parties. It shall obtain from each counterparty to each agreement to which it is a party, an agreement by each such counterparty that such counterparty shall not institute against, or join any other Person in instituting against, it, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

                  (g) Separate Business. It will:

                           (i) (A) maintain and prepare financial reports,
                  financial statements, books and records and bank accounts separate from those of its Affiliates and any other person or entity and (B) not permit any Affiliate or any other person or entity independent access to its bank accounts;

                           (ii) not commingle its funds and other assets with
                  those of any Affiliate, any guarantor of any of the obligations of the Corporation (each, a "Guarantor"), any Affiliate of any Guarantor or any other person or entity (other than any such commingling which might result from the performance of the Servicer's duties in accordance with any Servicing Agreement);

                           (iii) conduct its own business in its own name and
                  will hold all of its assets in its own name;


                                       5-9

                           (iv) remain solvent and pay its debts and liabilities
                  (including employment and overhead expenses) from its assets as the same become due;

                           (v) do all things necessary to observe corporate
                  formalities, and preserve its existence as a single-purpose, bankruptcy-remote entity in accordance with the standards of the Rating Agencies providing ratings on the Notes, as such standards are in effect on the date of issuance of the Notes;

                           (vi) enter into transactions with Affiliates only if
                  each such transaction is commercially reasonable and on substantially similar terms as a transaction that would be entered into on an arm's length basis with a person or entity other than an Affiliate of the Corporation;

                           (vii) pay the salaries of its own employees from its
                  own funds and maintain a sufficient number of employees in light of its contemplated business operations;

                           (viii) compensate each of its consultants and agents
                  from its own funds for services provided to it and pay from its own assets all obligations of any kind incurred;

                           (ix) not (i) acquire obligations or securities of any
                  Affiliate or any of the stockholders of the Corporation or
                  (ii) buy or hold any evidence of indebtedness issued by any other person or entity, other than cash, Investment Securities, investment-grade securities and Student Loans;

                           (x) allocate fairly and reasonably and pay from its
                  own funds the cost of (i) any overhead expenses (including paying for any office space) shared with any Affiliate of the Corporation and (ii) any services (such as asset management, legal and accounting) that are provided jointly to the Corporation and one or more of its Affiliates;

                           (xi) maintain and utilize separate stationery,
                  invoices and checks bearing its own name and allocate separate office space (which may be a separately identified area in office space shared with one or more Affiliates of the Corporation) and maintain a separate sign in the office directory of the building in which the Corporation maintains its principal place of business;

                           (xii) not make any loans or advances to, or pledge
                  its assets for the benefit of, any other person or entity, including, without limitation, any Affiliate or Guarantor or any Affiliate of any Guarantor (except as contemplated by its certificate of incorporation and this Indenture);

                           (xiii) be, and at all times will hold itself out to
                  the public as, a legal entity separate and distinct from any other person or entity;


                                      5-10

                           (xiv) in the event that any authorized officer knows
                  of any misunderstanding regarding the separate identity of the Corporation, correct such misunderstanding;

                           (xv) not identify itself or any of its Affiliates as
                  a division or part of any other entity; and

                           (xvi) maintain adequate capital for the normal
                  obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         Section 5.22. Representations and Warranties of the Corporation. By execution of this Indenture, the Corporation makes the following representations and warranties:

                  (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Indenture.

                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Indenture, the Notes and each Other Obligation requires such qualification.

                  (c) Power and Authority. It has the power and authority to execute and deliver this Indenture and to perform its obligations pursuant thereto; and the execution, delivery and performance of this Indenture, the Notes and each Other Obligation have been duly authorized by all necessary corporate action.

                  (d) No Consent Required. No consent, license, approval or authorization of, or registration or declaration with, any Person or any governmental authority, bureau or agency is required to be obtained by the Corporation in connection with the execution, delivery or performance of this Indenture, the Notes or any Other Obligation, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Indenture, the Notes and each Other Obligation and the fulfillment of its obligations under this Indenture, the Notes and each Other Obligation will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its articles or certificate of incorporation or by-laws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to


                                      5-11
         it of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Indenture, any Note or any Other Obligation, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture, any Note or any Other Obligation, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Indenture, any Note or any Other Obligation, or (D) seeking to adversely affect the Federal income tax or other Federal, state or local tax attributes of any Note.

                  (g) Place of Business. The principal executive offices of the Corporation are in Aberdeen, South Dakota, and the offices where the Corporation keeps its records concerning the Financed Student Loans and related documents are in Aberdeen, South Dakota.

                  (h) Not an Investment Company. The Corporation is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                  (i) Binding Obligations. This Indenture, the Notes and each Other Obligation constitutes the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         Section 5.23. Trustee to Furnish Monthly Servicing Report. The Trustee shall distribute to each Noteholder (and to each Person requesting a copy thereof that is the beneficial owner of a Note, as evidenced to the satisfaction of the Trustee, at such address as such beneficial owner shall specify in writing to the Trustee) and to each Rating Agency a copy of each Monthly Servicing Report within two (2) Business Days after receipt thereof.

         Section 5.24. Change in Name or State of Incorporation of Corporation. The Corporation shall, at least ten (10) Business Days prior thereto, give the Trustee written notice of any change in its name or state of incorporation. Upon receipt of any such notice, the Trustee shall take such actions as, based upon the advice of Counsel, are necessary to perfect or maintain the perfection of the Trustee's security interest in the Trust Estate. The Corporation hereby authorizes the Trustee, as secured party, to execute and deliver on its behalf any document or instrument necessary to perfect or maintain the perfection of such security interest.


                                      5-12

         Section 5.25. Enforcement of Bailment Agreements. The Trustee shall cause to be diligently enforced, and take all reasonable steps, actions and proceedings necessary for the enforcement of, all terms, covenants and conditions of all Bailment Agreements. The Trustee shall not permit the release of the obligations of any bailee under any Bailment Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Trustee under or with respect to each Bailment Agreement. The Trustee shall not consent or agree to or permit any amendment or modification of any Bailment Agreement which will in any manner materially adversely affect the rights or security of any Beneficiaries. Nothing in this Indenture shall be construed to prevent the Trustee (1) from taking actions to replace any bailee if it is reasonably prudent to do so in light of all circumstances then existing and such action will not materially adversely affect the security for any Beneficiaries, or (2) from consenting or agreeing to or permitting amendments or modifications to any Bailment Agreement if (a) it is reasonably prudent to do so in light of all circumstances then existing, and (b) such action will not materially adversely affect the security for any Beneficiaries.




                                      5-13

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

         Section 6.1. Events of Default. If any of the following events occur, it is hereby defined as and declared to be and to constitute an Event of Default, whatever the reason therefor and whether voluntary or involuntary or effected by operation of law:

                  (A) default in the due and punctual payment of any interest on any Class A Note; or

                  (B) default in the due and punctual payment of the principal of, or premium, if any, on, any Class A Note, whether at the Stated Maturity thereof, at the date fixed for redemption thereof (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

                  (C) default by the Corporation in its obligation to purchase any Class A Note on a Purchase Date or Mandatory Tender Date therefor; or

                  (D) default in the due and punctual payment of any amount owed by the Corporation to any Other Senior Beneficiary under a Senior Swap Agreement, Senior Credit Enhancement Facility or Senior Demand Purchase Agreement; or

                  (E) if no Senior Obligations are Outstanding, default in the due and punctual payment of any interest on any Class B Note; or

                  (F) if no Senior Obligations are Outstanding, default in the due and punctual payment of the principal of, or premium, if any, on, any Class B Note, whether at the Stated Maturity thereof, at the date fixed for redemption thereof (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

                  (G) if no Senior Obligations are Outstanding, default by the Corporation in its obligation to purchase any Class B Note on a Purchase Date or Mandatory Tender Date therefor; or

                  (H) if no Senior Obligations are Outstanding, default in the due and punctual payment of any amount owed by the Corporation to any Other Subordinate Beneficiary under a Subordinate Swap Agreement, Subordinate Credit Enhancement Facility or Subordinate Demand Purchase Agreement; or

                  (I) if no Senior Obligations or Subordinate Obligations are Outstanding, default in the due and punctual payment of any interest on any Class C Note; or

                  (J) if no Senior Obligations or Subordinate Obligations are Outstanding, default in the due and punctual payment of the principal of, or premium, if any, on, any Class C Note, whether at the Stated Maturity thereof, at the date fixed for redemption thereof


                                       6-1

         (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

                  (K) default in the performance of any of the Corporation's obligations with respect to the transmittal of moneys to be credited to the Revenue Fund, the Indemnification Fund, the Acquisition Fund, the Alternative Loan Guarantee Fund or the Note Fund under the provisions hereof and such default shall have continued for a period of thirty
         (30) days; or

                  (L) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Corporation in this Indenture or in the Notes contained, and such default shall have continued for a period of thirty (30) days after written notice thereof, specifying such default, shall have been given by the Trustee to the Corporation, which may give such notice in its discretion and shall give such notice at the written request of the Acting Beneficiaries Upon Default, or by the Holders of not less than ten percent (10%) in aggregate Principal Amount of the Outstanding Notes to the Corporation and the Trustee; provided that, if the default is such that it can be corrected, but not within such thirty (30) days, it shall not constitute an Event of Default if corrective action is instituted by the Corporation within such thirty (30) days and is diligently pursued until the default is corrected; or

                  (M) if the Corporation shall

                           (1) admit in writing its inability to pay its debts
                  generally as they become due; or

                           (2) consent to the appointment of a custodian (as
                  that term is defined in the federal Bankruptcy Code) for or assignment to a custodian of the whole or any substantial part of the Corporation's property, or fail to stay, set aside or vacate within ninety (90) days from the date of entry thereof any order or decree entered by a court of competent jurisdiction ordering such appointment or assignment; or

                           (3) commence any proceeding or file a petition under
                  the provisions of the federal Bankruptcy Code for liquidation, reorganization or adjustment of debts, or under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors or fail to stay, set aside or vacate within ninety (90) days from the date of entry thereof any order or decree entered by a court of competent jurisdiction pursuant to an involuntary proceeding, whether under federal or state law, providing for liquidation or reorganization of the Corporation or modification or adjustment of the rights of creditors.

         Section 6.2. Acceleration. (A) (i) Whenever any Event of Default described in subsection (A), (B), (C), (D), (E), (F), (G), (H), (I), (J), (K) or
(M) of Section 6.1 shall have occurred and be continuing, the Trustee may (and upon the written request of the Acting Beneficiaries Upon Default, the Trustee shall), by notice in writing delivered to the Corporation, declare the principal of and interest accrued on all Notes then Outstanding due and payable. A


                                       6-2
copy of such notice shall also be provided to any Depositary, any Remarketing Agent, any Auction Agent and any Broker-Dealer.

         (ii) Whenever any Event of Default described in subsection (L) of
Section 6.1 shall have occurred and be continuing, (1) the Trustee may, by notice in writing delivered to the Corporation, declare the principal of and interest accrued on all Notes then Outstanding due and payable; and (2) the Trustee shall, upon the written request of the Acting Beneficiaries Upon Default, by notice in writing delivered to the Corporation, declare the principal of and accrued interest on all Notes then Outstanding due and payable. A copy of such notice shall also be provided to any Depositary, any Remarketing Agent, any Auction Agent and any Broker-Dealer.

         (B) In the event that the Trustee shall declare the principal of and interest accrued on all Notes then Outstanding due and payable in accordance with subsection (A) of this Section 6.2, such principal and interest shall become immediately due and payable on the date of declaration. At any time after such a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Acting Beneficiaries Upon Default may, by written notice to the Corporation and the Trustee, rescind and annul such declaration and its consequences if:

                  (1) There has been paid to or deposited with the Trustee by or for the account of the Corporation, or provision satisfactory to the Trustee has been made for the payment of, a sum sufficient to pay:

                           (a) if Senior Obligations are Outstanding:

                                    (i) all overdue installments of interest on
                           all Class A Notes;

                                    (ii) the principal of (and premium, if any,
                           on) any Class A Notes which have become due otherwise than by such declaration of acceleration, together with interest thereon at the rate or rates borne by such Class A Notes;

                                    (iii) to the extent that payment of such
                           interest is lawful, interest upon overdue installments of interest on the Class A Notes at the rate or rates borne by such Class A Notes;

                                    (iv) all Other Senior Obligations which have
                           become due other than as a direct result of such declaration of acceleration;

                                    (v) all other sums required to be paid to
                           satisfy the Corporation's obligations with respect to the transmittal of moneys to be credited to the Revenue Fund, the Indemnification Fund, the Acquisition Fund and the Interest Account under the provisions of this Indenture; and

                                    (vi) all sums paid or advanced by the
                           Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances


                                       6-3
                           of the Trustee, its agents and counsel and any Paying Agents, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers; or

                           (b) if no Senior Obligations are Outstanding but
                  Subordinate Obligations are Outstanding:

                                    (i) all overdue installments of interest on
                           all Class B Notes;

                                    (ii) the principal of (and premium, if any,
                           on) any Class B Notes which have become due other than by such declaration of acceleration, together with interest thereon at the rate or rates borne by such Class B Notes;

                                    (iii) to the extent that payment of such
                           interest is lawful, interest upon overdue installments of interest on the Class B Notes at the rate or rates borne by such Class B Notes;

                                    (iv) all Other Subordinate Obligations which
                           have become due otherwise as a direct result of such declaration of acceleration;

                                    (v) all other sums required to be paid to
                           satisfy the Corporation's obligations with respect to the transmittal of moneys to be credited to the Revenue Fund, the Indemnification Fund, the Acquisition Fund and the Interest Account under the provisions of this Indenture; and

                                    (vi) all sums paid or advanced by the
                           Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any Paying Agents, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers; or

                           (c) if no Senior Obligations or Subordinate
                  Obligations are Outstanding:

                                    (i) all overdue installments of interest on
                           all Class C Notes and all overdue sinking fund installments for the retirement of Class C Term Notes;

                                    (ii) the principal of (and premium, if any,
                           on) any Class C Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by such Class C Notes;

                                    (iii) to the extent that payment of such
                           interest is lawful, interest upon overdue installments of interest on the Class C Notes at the rate or rates borne by such Class C Notes;


                                       6-4

                                    (iv) all other sums required to be paid to
                           satisfy the Corporation's obligations with respect to the transmittal of moneys to be credited to the Revenue Fund, the Indemnification Fund and the Acquisition Fund under the provisions of this Indenture; and

                                    (v) all sums paid or advanced by the Trustee
                           under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any Paying Agents, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers.

                  (2) All Events of Default, other than the non-payment of the principal of Notes or Other Obligations which have become due solely by, or as a direct result of, such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

         Section 6.3. Other Remedies; Rights of Beneficiaries. If an Event of Default has occurred and is continuing, the Trustee may (a) institute judicial proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes and any Other Obligations or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Corporation and any other obligor upon such Notes and Other Obligations moneys adjudged due, and (b) pursue any other available remedy by suit at law or in equity to enforce the covenants of the Corporation herein, including, without limitation, any remedy of a secured party under the South Dakota Uniform Commercial Code, foreclosure and mandamus, and may pursue such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce, or aid in the protection and enforcement of, the covenants and agreements herein.

         If an Event of Default shall have occurred and is continuing, and if it shall have been requested so to do by the Holders of not less than twenty-five percent (25%) in aggregate Principal Amount of all Notes then Outstanding or any Other Beneficiary and shall have been indemnified as provided in Section 7.1 hereof, the Trustee shall be obliged to exercise such one or more of the rights and powers conferred by this Section 6.3 as the Trustee, being advised by its Counsel, shall deem most expedient in the interests of the Beneficiaries; provided, however, that the Trustee shall have the right to decline to comply with any such request if the Trustee shall be advised by Counsel that the action so requested may not lawfully be taken or if the Trustee receives, before exercising such right or power, contrary instructions from the Holders of not less than a majority in aggregate Principal Amount of the Notes then Outstanding or from any Other Beneficiary.

         Notwithstanding any other provisions of this Article Six, if an "Event of Default" (as defined therein) occurs under a Swap Agreement, a Credit Enhancement Facility or a Demand Purchase Agreement and, as a result, the Other Beneficiary that is a party thereto is entitled to exercise one or more remedies thereunder, such Other Beneficiary may exercise such remedies,


                                       6-5
including, without limitation, the termination of such agreement, as provided therein, in its own discretion; provided that the exercise of any such remedy shall not adversely affect the legal ability of the Trustee or Acting Beneficiaries Upon Default to exercise any remedy available hereunder.

         No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Beneficiaries is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Beneficiaries hereunder or now or hereafter existing at law or in equity or by statute. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Acting Beneficiaries Upon Default, as the case may be.

         Section 6.4. Direction of Proceedings by Acting Beneficiaries Upon Default. The Acting Beneficiaries Upon Default shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture; provided that (a) such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture; (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of Notes or Other Beneficiaries not taking part in such direction, other than by effect of the subordination of any of their interests hereunder; and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 6.5. Waiver of Stay or Extension Laws. To the extent that such rights may lawfully be waived, neither the Corporation nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any stay or extension laws now or hereafter in force, which may affect the covenants or agreements contained in this Indenture, or in the Notes, and the Corporation, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

         Section 6.6. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article Six shall, after, except as otherwise provided in a Supplemental Indenture, payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee with respect thereto (provided that any moneys or Investment Securities held pursuant to Section 11.1 hereof with respect to Notes no longer deemed Outstanding hereunder shall not be available for, nor be applied to, the payment of any such costs, expenses, liabilities or advances), be applied as follows:


                                       6-6

                  (A) Unless the principal of all the Outstanding Notes shall have become or shall have been declared due and payable, all such moneys shall be applied:

                  FIRST: To the payment to the Senior Beneficiaries of all installments of principal and interest then due on the Class A Notes and all Other Senior Obligations, and if the amount available shall not be sufficient to pay all such amounts in full, then to the payment ratably, in proportion to the amounts due, without regard to due date, to the Class A Noteholders and to each Other Senior Beneficiary, without any discrimination or preference;

         (the Trustee shall apply the amount so apportioned to the Class A Noteholders, as follows:

                           first, to the payment of the Holders of the Class A
                  Notes of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Persons entitled thereto, without any discrimination or preference, and second, to the payment to the Holders of the Class A
                  Notes of the unpaid principal of any of the Class A Notes which shall have become due and payable (other than Class A Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Notes at the respective rates specified therein from the respective dates upon which such Class A Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Class A Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Persons entitled thereto without any discrimination or preference;)

                  SECOND: To the payment to the Subordinate Beneficiaries of all installments of principal and interest then due on the Class B Notes and all Other Subordinate Obligations, and if the amount available shall not be sufficient to pay all such amounts in full, then to the payment ratably, in proportion to the amounts due, without regard to due date, to the Class B Noteholders and to each Other Subordinate Beneficiary, without any discrimination or preference;

         (the Trustee shall apply the amount so apportioned to the Class B Noteholders, as follows:


                                       6-7
                           first, to the payment of the Holders of the Class B
                  Notes of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Persons entitled thereto, without any discrimination or preference, and second, to the payment to the Holders of the Class B
                  Notes of the unpaid principal of any of the Class B Notes which shall have become due and payable (other than Class B Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Notes at the respective rates specified therein from the respective dates upon which such Class B Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Class B Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Persons entitled thereto without any discrimination or preference;)

                  THIRD, to the payment of the Holders of the Class C Notes of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Persons entitled thereto, without any discrimination or preference; and

                  FOURTH, to the payment to the Holders of the Class C Notes of the unpaid principal of any of the Class C Notes which shall have become due and payable (other than Class C Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Class C Notes at the respective rates specified therein from the respective dates upon which such Class C Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Class C Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Persons entitled thereto without any discrimination or preference.

                  (B) If the principal of all Outstanding Notes shall have become due or shall have been declared due and payable and such declaration has not been annulled and rescinded under the provisions of this Article Six, all such moneys shall be applied, as follows:


                                       6-8

                  FIRST, to the payment to the Senior Beneficiaries of the principal and interest then due and unpaid upon the Class A Notes and all Other Senior Obligations, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Senior Beneficiary over any other Senior Beneficiary, ratably, according to the amounts due, to the Persons entitled thereto without any discrimination or preference; and


                  SECOND, to the payment to the Subordinate Beneficiaries of the principal and interest then due and unpaid upon the Class B Notes and all Other Subordinate Obligations, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Subordinate Beneficiary over any other Subordinate Beneficiary, ratably, according to the amounts due, to the Persons entitled thereto without any discrimination or preference, and

                  THIRD, to the payment of the principal and premium, if any, and interest then due and unpaid upon the Class C Notes, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Class C Note over any other Class C Note, ratably, according to the amounts due respectively for principal and interest, and other amounts owing, to the Persons entitled thereto without any discrimination or preference.

                  (C) If the principal of all the Outstanding Notes shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 6.2 hereof, then (subject to the provisions of paragraph (B) of this Section 6.6, in the event that the principal of all the Outstanding Notes shall later become or be declared due and payable) the money held by the Trustee hereunder shall be applied in accordance with the provisions of paragraph (A) of this Section 6.6.

         Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section 6.6, such moneys shall be applied by it at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposits with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Holder of any unpaid Note until such Note shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

         Whenever all Notes and interest thereon and all Other Obligations have been fully paid under the provisions of this Section 6.6, and all expenses and charges of the Trustee have been paid, the Corporation and the Trustee shall be restored to their former positions hereunder.


                                       6-9

         Section 6.7. Remedies Vested in Trustee. All rights of action, including the right to file proof of claims under this Indenture or under any of the Notes may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Beneficiaries, and any recovery of judgment shall be for the equal benefit of all Beneficiaries in respect of which such judgment has been recovered.

         Section 6.8. Limitation on Suits by Beneficiaries. Except as may be permitted in a Supplemental Indenture with respect to an Other Beneficiary, no Holder of any Note or Other Beneficiary shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder unless (1) an Event of Default shall have occurred and be continuing, (2) the Holders of not less than twenty-five percent (25%) in aggregate Principal Amount of Notes then Outstanding or any Other Beneficiary shall have made written request to the Trustee, (3) such Beneficiary or Beneficiaries shall have offered to the Trustee indemnity, as provided in
Section 7.1 hereof, (4) the Trustee shall have thereafter failed for a period of sixty (60) days after the receipt of the request and indemnification or refused to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name and (5) no direction inconsistent with such written request shall have been given to the Trustee during such sixty (60)-day period by the Holders of not less than a majority in aggregate Principal Amount of the Notes then Outstanding or by any Other Beneficiary; it being understood and intended that no one or more Holders of the Notes or any Other Beneficiary shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, her or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of the Holders of all Outstanding Notes and Other Beneficiaries hereunder as their interests may appear hereunder; provided, however, that, notwithstanding the foregoing provisions of this Section 6.8, the Acting Beneficiaries Upon Default may institute any such suit, action or proceeding in their own names for the benefit of the Holders of all Outstanding Notes and Other Beneficiaries hereunder.

         Section 6.9. Unconditional Right of Noteholders To Enforce Payment. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such Note in accordance with the terms thereof and hereof and, upon the occurrence of an Event of Default with respect thereto, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 6.10. Trustee May File Proofs of Claims. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or the property of the Corporation, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,


                                      6-10

                  A. to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes then Outstanding and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel and any Paying Agents, Authenticating Agents, Note Registrar, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers) and of the Beneficiaries allowed in such judicial proceeding, and

                  B. to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the Trustee, its agents and Counsel and any Paying Agents, Authenticating Agents, Note Registrar, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers.

         Nothing herein shall affect the right of any Paying Agent, Authenticating Agent, Note Registrar, Deposit Agent, Remarketing Agent, Depositary, Auction Agent or Broker-Dealer or to file proofs of claim on their own behalf in any such proceeding.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or Other Beneficiary any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or Other Beneficiary, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         Section 6.11. Undertaking for Costs. The Corporation and the Trustee agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.11 shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than ten percent (10%) of the Outstanding Principal Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note in accordance with Section 6.9 hereof.

         Section 6.12. Termination of Proceedings. In case the Trustee or any Beneficiary shall have proceeded to enforce any right under this Indenture by the appointment of a receiver,


                                      6-11
or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Beneficiary, then and in every such case the Corporation and the Trustee or such Beneficiary shall, subject to any final determination in such proceedings, be restored to their former positions and rights hereunder with respect to this Indenture, and all rights, remedies and powers of the Trustee and the Beneficiaries shall continue as if no such proceedings had been taken.

         Section 6.13. Waiver of Defaults and Events of Default. The Trustee shall, unless the Trustee has declared the principal of and interest on all Outstanding Notes immediately due and payable in accordance with Section 6.2 hereof and a judgment or decree for payment of the money due has been obtained by the Trustee, waive any default or Event of Default hereunder and its consequences but only upon written request of the Acting Beneficiaries Upon Default; provided, however, that there shall not be waived (a) any Event of Default arising from the acceleration of the maturity of the Notes, except upon the rescission and annulment of such declaration as described in Section 6.2 hereof; (b) any Event of Default in the payment when due of any amount owed to any Beneficiary (including payment of principal of or interest on any Note) except with the consent of such Beneficiary or unless, prior to such waiver, the Corporation has paid or deposited (or caused to be paid or deposited) with the Trustee a sum sufficient to pay all amounts owed to such Beneficiary (including, to the extent permitted by law, interest upon overdue installments of interest);
(c) any Event of Default arising from the failure of the Corporation to pay unpaid expenses of the Trustee, its agents and counsel, and any Authenticating Agent, Paying Agents, Note Registrar, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers as required by this Indenture, unless, prior to such waiver, the Corporation has paid or deposited (or caused to be paid or deposited) with the Trustee sums required to satisfy such obligations of the Corporation under the provisions of this Indenture; or (d) any default in respect of a covenant or provision hereof which, under Article Eight hereof, cannot be modified or amended without the consent of the Holder of each Note affected thereby. No such waiver shall extend to any subsequent or other default or Event of Default, or impair any right consequent thereon.

         Section 6.14. Inspection of Books and Records. The Corporation covenants that if an Event of Default shall have happened and shall not have been remedied, the books of record and account of the Corporation relating to the Program shall at all times be subject to the inspection and use of the Trustee and any Holder of at least twenty five percent (25%) of the Principal Amount of any series of Notes any of which are then Outstanding and of their respective agents and attorneys.

         The Corporation covenants that if an Event of Default shall have happened and shall not have been remedied, the Corporation will continue to account, as a trustee of an express trust, for all other money, securities and property pledged under this Indenture.


                                      6-12

                                  ARTICLE SEVEN

                                   FIDUCIARIES

         Section 7.1. Acceptance of the Trustee. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

                  (A) Except during the continuance of an Event of Default,

                           (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (B) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (C) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (1) this subsection (C) shall not be construed to
                  limit the effect of subsection (A) of this Section;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to
                  any action taken or omitted to be taken by it in good faith in accordance with the direction of the Acting Beneficiaries Upon Default relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                           (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of


                                       7-1
                  any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (D) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the TIA.

                  (E) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, or employees but shall be answerable for the conduct of the same in accordance with the standard specified in subsection (B) above, and shall be entitled to advice of Counsel concerning all matters of trusts hereof and duties hereunder, and may in all cases pay such reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith. The Trustee may act upon the opinion or advice of any attorney or accountant selected by it in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction based on its good faith reliance upon such opinion or advice.

                  (F) The Trustee shall not be responsible for any recital herein or in the Notes (except with respect to the certificate of the Trustee endorsed on the Notes), or for the investment of moneys or for the filing or refiling of this Indenture, or the filing of financing statements, or for the validity of the execution by the Corporation of this Indenture, or of any Supplemental Indenture or instrument of further assurance, or for the sufficiency of the security for the Notes issued hereunder or intended to be secured hereby.

                  (G) The Trustee shall not be accountable for the use or application by the Corporation of any of the Notes or the proceeds thereof or for the use or application of any money paid over by the Trustee in accordance with the provisions of this Indenture or for the use and application of money received by any Paying Agent. The Trustee may become the Holder of Notes secured hereby with the same rights it would have if not Trustee.

                  (H) The Trustee shall be protected in acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of Counsel), affidavit, letter, telegram or other paper or document in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of any Note shall be conclusive and binding upon all future Holders of the same Note and Notes issued in exchange therefor or in place thereof.


                                       7-2

                  (I) As to the existence or nonexistence of any fact or as to the sufficiency or authenticity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a Corporation Certificate as sufficient evidence of the facts stated therein.

                  (J) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect all books, papers and records of the Corporation pertaining to the Program, and to take such memoranda from and in regard thereto as may be desired.

                  (K) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (L) Notwithstanding anything elsewhere in this Indenture contained, the Trustee, in respect to the authentication of any Notes, the withdrawal of any cash or any action whatsoever within the purview of this Indenture, and any Authenticating Agent, in respect of the authentication of Notes, shall have the right, but shall not be required, to demand any showings, certificates, opinions (including opinions of Counsel), appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee or the Authenticating Agent, as the case may be, deemed desirable for the purpose of establishing the right of the Corporation to the authentication of any Notes, the withdrawal of any cash, or the taking of any other action by the Trustee or the Authenticating Agent, as the case may be.

                  (M) Before taking any action hereunder requested by Noteholders or by any Other Beneficiary, the Trustee may require that it be furnished an indemnity bond or other indemnity satisfactory to it for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which results from the negligence or willful misconduct of the Trustee, by reason of any action so taken by the Trustee.

                  (N) The Trustee shall periodically file Uniform Commercial Code continuation statements and take such other actions described in
         Section 4.11 hereof as required to maintain and continue the perfection of any security interests granted by the Corporation as debtor to the Trustee as secured party hereunder.

                  (O) So long as the Trustee shall act as holder of Financed Student Loans, the Trustee (i) shall, upon receipt of a Corporation Order, take all necessary actions to receive all benefits to which such Financed Student Loans are entitled under the provisions of the Higher Education Act and each Alternative Loan Program; provided, however, that the Trustee shall not be required to take any actions that may be performed by the Corporation or by a Servicer; (ii) shall not consent to any amendment to any Guarantee Agreement relating to any Financed FFELP Loans prior to receiving a Corporation Consent to such amendment (unless such amendment is required by the Higher Education Act); and
         (iii) shall, upon receipt of a Corporation Order, take all reasonable steps, actions and proceedings necessary or appropriate for the enforcement of each Guarantee Agreement.


                                       7-3

         Section 7.2. Fees, Charges and Expenses of the Trustee, Paying Agents, Note Registrar, Authenticating Agents, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers. The Trustee and each Paying Agent, Note Registrar, Authenticating Agent, Deposit Agent, Remarketing Agent, Depositary, Auction Agent and Broker-Dealer shall be entitled to payment and/or reimbursement for reasonable fees for services rendered hereunder and all advances, legal fees and other expenses reasonably and necessarily made or incurred by it in and about the execution of the trusts created by this Indenture and in and about the exercise and performance of the powers and duties of the Trustee and each Paying Agent, Note Registrar, Authenticating Agent, Deposit Agent, Remarketing Agent, Depositary, Auction Agent and Broker-Dealer hereunder and for the reasonable and necessary costs and expenses incurred in defending any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful misconduct of the Trustee, the Paying Agent, the Note Registrar, the Authenticating Agent, the Deposit Agent, the Remarketing Agent, the Depositary, the Auction Agent or the Broker-Dealer); provided that any moneys or Investment Securities held pursuant to Section 11.1 hereof with respect to Notes no longer deemed Outstanding hereunder, shall not be available for, nor be applied to, the payment of any such fees, advances, costs or expenses.

         Section 7.3. Notice to Beneficiaries if Default Occurs. The Trustee shall give to all Beneficiaries, in the manner provided in Section 13.4 hereof, notice of all Events of Default, and of all events which, with the passage of time or the giving of notice, or both, would become an Event of Default, known to the Trustee, within ninety (90) days after the occurrence of such Event of Default or other event unless such Event of Default or other event shall have been cured before the giving of such notice; provided that, except in the case of Events of Default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of the Trustee in good faith determines that the withholding of such notice is in the interest of the Beneficiaries.

         Section 7.4. Intervention by Trustee. In any judicial proceeding to which the Corporation is a party and which in the opinion of the Trustee and its Counsel has a substantial bearing on the interest of the Beneficiaries, the Trustee may intervene on behalf of Beneficiaries and shall do so if requested in writing by the Holders of at least twenty-five percent (25%) of the aggregate Principal Amount of the Outstanding Notes or any Other Beneficiary. The rights and obligations of the Trustee under this Section 7.4 are subject to the approval of a court of competent jurisdiction in the premises.

         Section 7.5. Successor Trustee, Paying Agents, Authenticating Agents, Deposit Agents and Depositaries. Any corporation, association or agency into which the Trustee and any Paying Agent, any Authenticating Agent, any Deposit Agent or any Depositary may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor trustee, paying agent, note registrar, authenticating agent, deposit agent or depositary hereunder and vested with all of the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or


                                       7-4
filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that no such merger, conversion or consolidation shall relieve the Trustee of its obligation to comply with Section 7.13 hereof.

         Section 7.6. Resignation by Trustee, Paying Agents, Authenticating Agents, Deposit Agents and Depositaries. The Trustee, any Paying Agent, any Authenticating Agent, any Deposit Agent and any Depositary may at any time resign from the trusts and be discharged of the duties and obligations hereby created by giving sixty (60) days' written notice to the Corporation and, in the case of the Trustee, a Paying Agent, an Authenticating Agent or a Depositary, by first-class mail to all Noteholders and Other Beneficiaries and such resignation shall take effect upon the appointment of a successor trustee, paying agent, authenticating agent or depositary. No such resignation of the Trustee shall become effective until the acceptance of appointment by a successor trustee under Section 7.8 hereof. Upon the appointment and acceptance of a successor trustee, authenticating agent, paying agent, deposit agent or depositary, the Trustee shall promptly cause written notice of such appointment to be given to all Noteholders and Other Beneficiaries in the manner provided in Section 13.4 hereof, which notice shall include the address of the Principal Office of such successor. If an instrument of acceptance by a successor trustee, paying agent, authenticating agent, deposit agent or depositary shall not have been delivered to the resigning Trustee, Paying Agent, Authenticating Agent, Deposit Agent or Depositary within sixty (60) days after the giving of such notice of resignation, the resigning Trustee, Paying Agent, Authenticating Agent, Deposit Agent or Depositary may petition any court of competent jurisdiction for the appointment of a successor and any attorneys' fees incurred in connection with any such petition shall be payable by the Corporation.

         Section 7.7. Removal of Trustee. The Trustee shall be removed by the Corporation if at any time so requested by an instrument or concurrent instruments in writing, filed with the Trustee and the Corporation, and signed by the Holders of a majority in Principal Amount of the Notes then Outstanding or their attorneys-in-fact duly authorized, excluding any Notes held by or for the account of the Corporation. Notwithstanding the foregoing, the Trustee may not be removed during the existence of an Event of Default. No such removal of the Trustee shall become effective until the acceptance of appointment by a successor trustee under Section 7.8 hereof.

         Section 7.8. Appointment of Successor Trustee. In case the Trustee shall be dissolved, fail to comply with Section 7.13 hereof or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, the Corporation, by a Board Resolution, may remove the Trustee. If the Trustee fails to comply with Section 7.13 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. No resignation or removal of the Trustee, and no appointment of a successor trustee, pursuant to the provisions of this Article Seven shall become effective until the acceptance of appointment by the successor trustee under Section 7.9 hereof. If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Corporation, by a Board Resolution, shall promptly appoint a successor trustee. If, within one (1) year of such resignation, removal or incapability, or the occurrence of such vacancy, the



                                       7-5

Holders of a majority in aggregate Principal Amount of the then Outstanding Notes, by an instrument or concurrent instruments in writing signed by such Holders, or by their attorney-in-fact duly authorized, appoint a successor, such successor shall, upon its acceptance of such appointment, supersede the successor appointed by the Corporation. If no successor trustee has been appointed and accepted appointment as herein provided after sixty (60) days from the mailing of notice of resignation by the Trustee under Section 7.6 hereof, or from the date the Trustee is removed or otherwise incapable of acting hereunder, any Beneficiary may petition a court of competent jurisdiction to appoint a successor trustee. No appointment of a successor Trustee shall be effective without the written consent of all Other Beneficiaries, which consent shall not be unreasonably withheld.

         The Corporation shall promptly notify any Paying Agent, Authenticating Agent, Deposit Agent, Remarketing Agent and Depositary as to the appointment of any successor trustee and shall promptly cause written notice of such appointment to be given to all Noteholders and Other Beneficiaries in the manner provided in Section 13.4 hereof, which notice shall include the address of the Principal Office of the successor trustee.

         Section 7.9. Concerning any Successor Trustee. Every successor trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and to the Corporation, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, assignment or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor as trustee; but such predecessor shall, nevertheless, on the written request of the Corporation, or of its successor trustee, execute and deliver an instrument transferring to such successor trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor trustee shall deliver all securities and moneys and Balances held by it as trustee hereunder to its successor together with an accounting of the Balances held by it hereunder. Should any instrument in writing from the Corporation be required by any successor trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Corporation. The resignation of any trustee and the instrument or instruments removing any trustee and appointing a successor hereunder, together with all other instruments provided for in this Article shall be forthwith filed and/or recorded by the successor trustee in each recording office where this Indenture shall have been filed and/or recorded.

         Section 7.10. Trustee Protected in Relying Upon Resolutions, Etc. The resolutions, orders, requisitions, opinions, certificates and other instruments conforming to the requirements of this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of cash hereunder.

         Section 7.11. Successor Trustee as Custodian of Funds. In the event of a change in the office of trustee the predecessor trustee which has resigned or been removed shall cease to be custodian of the Funds and Accounts, and the successor trustee shall be and become such custodian.


                                       7-5

         Section 7.12. Co-Trustee. At any time or times, for the purpose of (a) meeting any legal requirements of any state in which the Trustee determines it necessary to take any action hereunder or (b) establishing the eligibility of any Financed Student Loans for receipt of federal payments with respect thereto, the Trustee shall have power to appoint, and, upon the request of the Trustee or of the Holders of at least twenty-five percent (25%) in aggregate Principal Amount of Notes Outstanding or of any Other Beneficiary, the Corporation shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee or co-trustees, jointly with the Trustee of all or any part of the trust estate, or to act as separate trustee or separate trustees of all or any part of the trust estate, and to vest in such person or persons, in such capacity, such title to the trust estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Trustee may consider necessary or desirable, subject to the remaining provisions of this Section 7.12. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 7.13 hereof and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 7.8 hereof.

         If the Corporation shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

         The Corporation shall execute, acknowledge and deliver all such instruments as may be required by any such co-trustee or separate trustee.

         Every co-trustee or separate trustee shall, to the extent permitted by law but to such extent only, be appointed subject to the following terms, namely:

                  (A) The Notes shall be authenticated and delivered, and all rights, powers, trusts, duties and obligations by this Indenture conferred upon the Trustee in respect of the custody, control and management of moneys, papers, securities and other personal property shall be exercised solely by the Trustee.

                  (B) All rights, powers, trusts, duties and obligations conferred or imposed upon the trustees shall be conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and such co-trustee or co-trustees or separate trustee or separate trustees jointly, as shall be provided in the instrument appointing such co-trustee or co-trustees or separate trustee or separate trustees, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees.

                  (C) Any request in writing by the Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee.


                                       7-7

                  (D) Any co-trustee or separate trustee may delegate to the Trustee the exercise of any right, power, trust, duty or obligations, discretionary or otherwise.

                  (E) The Trustee at any time, by any instrument in writing, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 7.12. Upon the request of the Trustee, the Corporation shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal.

                  (F) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

                  (G) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing delivered to the Trustee shall be deemed to have been delivered to each such co-trustee or separate trustee.

                  (H) Any moneys, papers, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Trustee.

         Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he or she shall be vested with such title to the trust estate or any part thereof, and with such rights, powers, duties or obligations, as shall be specified in the instrument of appointment jointly with the Trustee (except insofar as local law makes it necessary for any such co-trustee or separate trustee to act alone) subject to all the terms of this Indenture. Every such acceptance shall be filed with the Trustee. Any co-trustee or separate trustee may, at any time by an instrument in writing, constitute the Trustee, its or his attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name.

         In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the trust estate, and all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee unless and until a successor co-trustee or separate trustee shall be appointed in the manner herein provided.

         Section 7.13. Corporate Trustee Required; Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, and shall be an "eligible lender" under the Higher Education Act, having a combined capital stock, capital surplus and undivided profits of at least $25,000,000, subject to supervision or examination by a federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.13, the combined capital stock, capital surplus and undivided profits of such


                                       7-8
corporation shall be deemed to be its combined capital stock, capital surplus and undivided profits as set forth in its most recent report of condition so published.

         The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Corporation are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 7.14. Preferential Collection of Claims Against Corporation. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 7.15. Statement by Trustee of Funds and Accounts and Other Matters. Not more than thirty (30) days after the close of each Fiscal Year the Trustee shall furnish the Corporation and any Noteholder or Other Beneficiary filing with the Trustee a written request for a copy, a statement setting forth (to the extent applicable) in respect to such Fiscal Year, (a) all transactions relating to the receipt, disbursement and application of all moneys received by the Trustee pursuant to all terms of this Indenture, (b) the Balances held by the Trustee and any Deposit Agent at the end of such Fiscal Year to the credit of each Fund and Account, (c) a brief description of all moneys, Student Loans and Investment Securities held by the Trustee and any Deposit Agent as part of the Balance of each Fund and Account as of the end of such Fiscal Year, (d) the Principal Amount of Notes of each series purchased by the Trustee during such Fiscal Year from moneys available therefor in any Fund pursuant to the provisions of this Indenture and the respective purchase price of such Notes,
(e) the Principal Amount of Notes of each series retired, at their Stated Maturity or by redemption, during such Fiscal Year and the Redemption Prices thereof, if any, and (f) any other information which the Corporation may reasonably request.

         In addition, the Trustee shall furnish the Corporation on the fifth day of each calendar month a brief description of all moneys, Student Loans and Investment Securities to the credit of each Fund and Account as of the last Monthly Payment Date prior thereto.

         Section 7.16. Trustee, Authenticating Agent, Note Registrar, Paying Agents, Deposit Agents, Remarketing Agents, Depositaries, Auction Agents and Broker-Dealers May Buy, Hold, Sell or Deal in Notes. The Trustee, the Authenticating Agent, any Note Registrar, any Paying Agent, any Deposit Agent, any Remarketing Agent, any Depositary, any Auction Agent or any Broker-Dealer and its directors, officers, employees or agents may, in good faith, buy, sell, own, hold and deal in any of the Notes and may join in any action which any Holder of a Note may be entitled to take, with like effect as if such Trustee, Authenticating Agent, Note Registrar, Paying Agent, Deposit Agent, Remarketing Agent, Depositary, Auction Agent or Broker-Dealer were not the Trustee, the Authenticating Agent, a Note Registrar, a Paying Agent, a Deposit Agent, a Remarketing Agent, a Depositary, an Auction Agent or a Broker-Dealer, as


                                       7-9
the case may be, under this Indenture. However, the Trustee is required to comply with Sections 7.13 and 7.14.

         Section 7.17. Authenticating Agent and Paying Agents; Paying Agents To Hold Moneys in Trust. Any Paying Agent shall be appointed by or pursuant to a Supplemental Indenture providing for the issuance of such series of Notes. Each Paying Agent shall hold in trust for the benefit of the Holders of the Notes and the Trustee any sums held by such Paying Agent for the payment of the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes. Anything in this paragraph to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, cause to be paid to the Trustee all sums held in trust by any Paying Agent hereunder as required by this paragraph, such sums to be held by the Trustee upon the trusts herein contained, and such Paying Agent shall thereupon be released from all further liability with respect to such sums.

         Any Authenticating Agent shall be appointed by or pursuant to a Supplemental Indenture providing for the issuance of such series of Notes. The Authenticating Agent shall have the power to act in the receipt, authentication and delivery of Notes in connection with transfers, exchanges and registrations hereunder.

         Each Authenticating Agent and Paying Agent other than the Trustee shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Corporation a written acceptance thereof under which, in the case of the Paying Agent, the Paying Agent will agree particularly:

                  (1) to hold all sums held by it pursuant to this Indenture in trust for the benefit of the Holders of the Notes until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (2) at any time during the continuance of any Event of Default, upon the written request of the Trustee, to forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (3) in the event of the resignation or removal of such Paying Agent, pay over, assign and deliver any moneys, records or securities held by it as Paying Agent to its successor or, if there be no successor, to the Trustee.

         No Paying Agent shall be obligated to expend its own funds in paying Debt Service on, or Carry-Over Amounts (including accrued interest thereon) with respect to, the Notes.

         Section 7.18. Removal of Authenticating Agent and Paying Agents; Successors. Any Authenticating Agent and any Paying Agent may be removed at any time by an instrument filed with such Authenticating Agent or Paying Agent, as the case may be, and the Trustee and signed by the Corporation. Any successor authenticating agent or paying agent shall be appointed by the Corporation and shall be a bank having trust powers or trust company duly


                                      7-10
organized under the laws of any state of the United States or a national banking association having trust powers, having, in the case of a successor paying agent, a capital stock and surplus aggregating at least $25,000,000, and, in the case of a successor authenticating agent, its Principal Office for the performance of its functions as Authenticating Agent under this Indenture in the City of New York, New York, and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture and any Supplemental Indenture. Upon the appointment and acceptance of a successor authenticating agent or paying agent, the Corporation shall promptly give written notice of such appointment to the Trustee and the Trustee shall promptly cause written notice thereof to be given to all Beneficiaries in the manner provided in Section 13.4 hereof, which notice shall include the address of the Principal Office of such successor.

         In the event of the resignation or removal of any Authenticating Agent or any Paying Agent, such Authenticating Agent or Paying Agent shall pay over, assign and deliver any moneys, records or securities held by it as Authenticating Agent (and Note Registrar, if appropriate) or Paying Agent, as the case may be, to its successors or, if there be no successor, to the Trustee.

         Section 7.19. Appointment and Qualifications of Deposit Agents. A. The Corporation may, in a Supplemental Indenture, appoint one or more Deposit Agents for any part or all of one or more of the following Funds: the Revenue Fund, the Acquisition Fund or the Administration Fund. Each Deposit Agent shall signify its acceptance of the duties imposed upon it hereunder by written acceptance filed with the Corporation and the Trustee. Any Deposit Agent may be removed at any time by the Corporation by Board Resolution and by instrument signed by an Authorized Officer of the Corporation filed with such Deposit Agent.

         B. Each Deposit Agent appointed by the Corporation shall be an incorporated bank having trust powers or trust company organized under the laws of the State, or a national banking association having trust powers, having its principal office in the State of South Dakota and having a combined capital and surplus of at least $5,000,000.

         C. The Corporation will cause each Deposit Agent to execute and deliver to the Trustee an instrument in which such Deposit Agent shall agree with the Trustee that such Deposit Agent will

                  (1) hold all sums held by it pursuant to this Indenture in trust for the benefit of the Beneficiaries until such sums shall be paid to such Beneficiaries or otherwise disposed of as herein provided;

                  (2) at any time during the continuance of any Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Deposit Agent; and

                  (3) in the event of the resignation or removal of such Deposit Agent, pay over, assign and deliver any moneys or securities held by it as Deposit Agent to its successor or, if there be no successor, to the Trustee.


                                      7-11

         D. The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Corporation Order direct any Deposit Agent to pay to the Trustee all sums held in trust by such Deposit Agent such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Deposit Agent, and, upon such payment by any Deposit Agent to the Trustee, such Deposit Agent shall be released from all further liability with respect to such sums.

         Section 7.20. Appointment and Qualifications of Depositaries. The Corporation may, in a Supplemental Indenture, appoint a Depositary with respect to one or more series of Notes. The Depositary shall, by entering into a Depositary Agreement, designate to the Trustee its Principal Offices for the purposes of its functions as Depositary and, if applicable, Authenticating Agent and Note Registrar hereunder and signify its acceptance of the duties and obligations imposed upon it hereunder (including, if applicable, those of Authenticating Agent and Note Registrar) and under the Depositary Agreement, and under which the Depositary will agree, particularly:

                  (a) to hold all Notes delivered to it hereunder in trust for the benefit of the respective Noteholders which shall have so delivered such Notes until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such Noteholders;

                  (b) to hold all moneys delivered to it hereunder for the purchase of Notes in trust for the benefit of the person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such person or entity; and

                  (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Corporation and the Trustee at all reasonable times.

         The Corporation shall cooperate with the Depositary and the Trustee to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein will be made available for the purchase of the Notes which are Deemed Tendered and whereby Notes, executed by the Corporation and authenticated by the Trustee or the Authenticating Agent, shall be made available to the Remarketing Agent, the Trustee or the Depositary to the extent necessary for delivery pursuant the applicable provisions of the related Supplemental Indenture.

         The Depositary shall be a commercial bank or trust company duly organized under the laws of the United States or any state or territory thereof, having its Principal Office for the performance of its functions as Depositary hereunder located in New York, New York, having a combined capital stock, surplus and undivided profits of at least $100,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture (including, if applicable, those of Authenticating Agent and Note Registrar) and the Depositary Agreement. The Depositary may at any time resign and be discharged of the duties and obligations created by this Indenture and the Depositary Agreement (including such duties and obligations as Note


                                      7-12

Registrar and Authenticating Agent hereunder) by giving at least sixty (60) days' notice to the Corporation, the Trustee and any related Credit Facility Provider, provided that such resignation shall not be effective until the appointment of a successor depositary by the Corporation. The Depositary may be replaced at any time, at the direction of the Corporation, by an instrument, signed by an Authorized Officer of the Corporation, filed with the Remarketing Agent, the Depositary, the Trustee and any related Credit Facility Provider at least sixty (60) days prior to the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor depositary by the Corporation. Upon the appointment and acceptance of a successor depositary, the Corporation shall promptly give written notice of such appointment to the Trustee and the Trustee shall promptly cause written notice thereof to be given to all Noteholders in the manner provided in Section
13.4 hereof, which notice shall include the address of the Principal Office of such successor.

         In the event of the resignation or removal of the Depositary, the Depositary shall pay over, assign and deliver any moneys, Notes and records held by it in such capacity (including any such moneys, Notes and records held by it as Authenticating Agent and Note Registrar) to its successor or, if there be no successor, to the Trustee.

         In the event that the Depositary shall be removed or be dissolved, or if the property or affairs of the Depositary shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Corporation shall not have appointed its successor as Depositary, the Trustee, notwithstanding the foregoing provisions of this Section 7.20, shall ipso facto be deemed to be the Depositary for all purposes of this Indenture until the appointment by the Corporation of the successor depositary, and the Trustee shall be required to perform the functions of the Depositary (and, if applicable, of Note Registrar and Authenticating Agent) as set forth in this Indenture and the Depositary Agreement.

         Section 7.21. Remarketing Agents. The Corporation may, in a Supplemental Indenture, appoint a Remarketing Agent with respect to one or more series of Notes. The Remarketing Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by entering into a Remarketing Agreement under which the Remarketing Agent will agree, particularly:

                  (a) to determine any variable interest rate in accordance with the applicable provisions of the related Supplemental Indenture;

                  (b) to determine any fixed interest rate in accordance with the applicable provisions of the related Supplemental Indenture;

                  (c) to hold all Notes delivered to it hereunder in trust for the benefit of the respective Noteholders which shall have so delivered such Notes until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such Noteholders;


                                      7-13

                  (d) to hold all moneys delivered to it hereunder for the purchase of Notes in trust for the benefit of the person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such person or entity; and

                  (e) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Corporation and the Trustee at all reasonable times.

         Section 7.22. Qualifications of Remarketing Agents. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this Indenture and the Remarketing Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture and the Remarketing Agreement
(i) by giving at least sixty (60) days' notice to the Corporation, the Trustee, the Depositary and any related Credit Facility Provider, provided that such resignation shall not be effective until a successor Remarketing Agent has been appointed by the Corporation and any related Credit Facility Provider has consented in writing thereto, which consent shall not be unreasonably withheld, or (ii) by giving notice to the Corporation, the Trustee and the Depositary under the circumstances set forth in the Remarketing Agreement. The Remarketing Agent may be replaced at any time, at the direction of the Corporation, by an instrument signed by an Authorized Officer of the Corporation, filed with the Remarketing Agent, the Trustee, the Depositary and any related Credit Facility Provider, at least sixty (60) days prior to the effective date of such replacement, provided that such replacement shall not be effective until a successor Remarketing Agent has been appointed by the Corporation and any related Credit Facility Provider has consented in writing thereto, which consent shall not be unreasonably withheld.

         In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Notes held by it in such capacity to its successor or, if there be no successor, to the Trustee.

         In the event that the Remarketing Agent shall resign, be removed or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Corporation shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section 7.22, shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture until the appointment by the Corporation of the successor Remarketing Agent; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Notes or to determine the interest rate on the Notes. Nothing in this Section shall be construed as conferring on the Trustee additional duties other than as set forth herein.


                                      7-14

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

         Section 8.1. Supplemental Indentures Not Requiring Consent of Beneficiaries. The Corporation and the Trustee may, from time to time and at any time, without the consent of, or notice to, any of the Noteholders or any Other Beneficiary (except to the extent, if any, required pursuant to a Supplemental Indenture authorizing the issuance of a series of Notes), and when so required by this Indenture shall, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof (which Supplemental Indenture or Indentures shall thereafter form a part hereof), so as to thereby (a) cure any ambiguity or formal defect or omission in this Indenture or in any Supplemental Indenture, (b) grant to or confer upon the Trustee for the benefit of the Beneficiaries any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Beneficiaries or the Trustee, (c) describe or identify more precisely any part of the Trust Estate or subject additional revenues, properties or collateral to the lien and pledge of this Indenture, (d) evidence the appointment of a separate trustee or a co-trustee or the succession of a new Trustee hereunder, (e) authorize issuance of a series of Notes, subject to the requirements of Article Three hereof, (f) modify, eliminate and/or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, as then amended, or under any similar Federal statute enacted after December 1, 1999, and to add to this Indenture such other provisions as may be expressly permitted by said Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939, (g) modify, eliminate and/or add to the provisions of this Indenture to such extent as shall be necessary or advisable in order to acquire Eligible Loans described in clause
(B) of the definition thereof (upon receipt by the Trustee from each Rating Agency of written confirmation that the outstanding ratings on any of the Unenhanced Outstanding Notes will not be reduced or withdrawn as a result of such amendment or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, the Other Beneficiaries holding such Outstanding Other Obligations consent to the amendment of such assumptions, as evidenced in writing to the Trustee by each such Other Beneficiary), (h) amend the assumptions contained in the definition of "Cash Flow Projection" in Section 1.1 hereof (upon receipt by the Trustee from each Rating Agency of written confirmation that the outstanding ratings on any of the Unenhanced Outstanding Notes will not be reduced or withdrawn as a result of such amendment or, if no Unenhanced Notes are then Outstanding, but Other Obligations are Outstanding, the Other Beneficiaries holding such Outstanding Other Obligations consent to the amendment of such assumptions, as evidenced in writing to the Trustee by each such Other Beneficiary), (i) modify this Indenture (including deletions of or changes to provisions of this Indenture or additions to this Indenture or any combination of deletions, changes and additions) as required by any Credit Facility Provider or Swap Counterparty, or otherwise necessary to give effect to any Credit Enhancement Facility, Demand Purchase Agreement, Swap Agreement or Swap Counterparty Guarantee authorized to be issued under Section 5.2 hereof, at the time of issuance of a series of Notes to which such agreements relate, if the Trustee shall have received written confirmation from each Rating Agency that such modifications will not cause the outstanding rating assigned by such Rating Agency to any of the Notes to be lowered, withdrawn or otherwise impaired; provided that no such modifications shall


                                       8-1
be effective (1) if the consent of any Noteholders would be required therefor under the proviso contained in Section 8.2 hereof and such consent has not been obtained, or (2) the Trustee shall determine that such modifications are to the prejudice of any Class C Noteholder or to any Other Beneficiary, or (j) make any other change in this Indenture which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Holders of any Notes or any Other Beneficiary.

         Section 8.2. Supplemental Indentures Requiring Consent of Beneficiaries. Exclusive of Supplemental Indentures covered by Section 8.1 hereof and subject to the terms and provisions contained in this Section 8.2, and not otherwise, the Trustee (upon receipt of an instrument evidencing the consent to the below-mentioned Supplemental Indenture by: (i) if they are affected thereby, the Holders of not less than two-thirds of the aggregate Principal Amount of the Outstanding Class A Notes not held by the Corporation or a related person, (ii) if they are affected thereby, the Holders of not less than two-thirds of the aggregate Principal Amount of the Outstanding Class B Notes not held by the Corporation or a related person, and (iii) each other Person which must consent to such Supplemental Indenture as provided in any then outstanding Supplemental Indenture authorizing the issuance of a series of Notes) shall join with the Corporation in the execution of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that nothing contained in this Article Eight shall permit or be construed as permitting without the consent of the Holder of each Note and each Other Beneficiary which would be affected thereby (a) an extension of the maturity of the principal of or the interest on any Note, whether at the Stated Maturity thereof, on a Sinking Fund Payment Date or otherwise, or (b) a reduction in the Principal Amount, Redemption Price or purchase price of any Note or the rate of interest thereon, or (c) a privilege or priority of any Senior Obligation over any other Senior Obligation, (d) a privilege or priority of any Subordinate Obligation over any other Subordinate Obligation, or (e) a privilege or priority of any Class C Note or Class C Notes over any other Class C Note or Class C Notes, or (f) a privilege of any Class A Notes over any Class B Notes or Class C Notes, or of any Class B Notes over any Class C Notes, other than as provided herein, or (g) the surrendering of a privilege or a priority granted hereby if, in the judgment of the Trustee, to the detriment of another Beneficiary hereunder, or (h) a reduction or an increase in the aggregate Principal Amount of the Notes required for consent to such Supplemental Indenture, or (i) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (j) any Beneficiary to be deprived of the lien hereby created on the rights, title, interest, privileges, revenues, moneys and securities pledged hereunder, or (k) the modification of any of the provisions of this Section 8.2, or (l) the modification of any provision of a Supplemental Indenture which states that it may not be modified without the consent of the Holders of Notes issued pursuant thereto or any Notes of the same class or any Beneficiary that has provided a Credit Enhancement Facility, Demand Purchase Agreement or Swap Agreement of such class.

         For purposes of this Indenture, Notes are deemed "affected" by an amendment if such amendment adversely affects or diminishes the rights of the Holders thereof to be assured of the payment of principal of, premium, if any, and interest on and any Carry-Over Amount (and accrued interest thereon) with respect to such Notes, taking into account the priorities between classes of Notes theretofore prescribed hereby. The Trustee may in its discretion determine


                                       8-2
whether any Notes would be affected by any amendment and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered under this Indenture. The Trustee shall not be liable for any such determination made in good faith.

         If at any time the Corporation shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed to each Holder of an Outstanding Note in accordance with the provisions of Section 13.4 hereof and to each Other Beneficiary. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Beneficiaries. The Trustee shall not, however, be subject to any liability to any Noteholder or any Other Beneficiary by reason of its failure to mail such notice, and any such failure shall not affect the validity of such Supplemental Indenture when consented to and approved as provided in this
Section 8.2. If, at the time of the execution of any such Supplemental Indenture, the Holders of Notes and each other Beneficiary shall have consented to and approved the execution thereof as herein provided, no Beneficiary shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Corporation from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section 8.2 permitted and provided this Indenture shall be and be deemed to be modified and amended in accordance therewith.

         Section 8.3. Rights of Trustee. If, in the opinion of the Trustee, any Supplemental Indenture provided for in this Article Eight adversely affects the rights, duties or immunities of the Trustee under this Indenture or otherwise, the Trustee may, in its discretion, decline to execute such Supplemental Indenture, except to the extent that this may be required in the case of a Supplemental Indenture entered into under Section 8.1 hereof. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of its Counsel as conclusive evidence that any such Supplemental Indenture conforms to the requirements of this Indenture.

         Section 8.4. Rating Agency Confirmation Required Prior to Execution of Supplemental Indenture. No Supplemental Indenture shall be executed unless, prior to the execution thereof, the Trustee shall have received written evidence that the Rating Agency Condition has been satisfied.

         Section 8.5. Consent of Depositaries. So long as any Depositary Agreement is in effect, (i) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Depositary created by this Indenture or the Depositary Agreement (including, if applicable, such duties and obligations as Note Registrar and Authenticating Agent hereunder) shall become effective unless and until delivery to the Trustee of a written consent of the Depositary to such Supplemental Indenture, and (ii) the Trustee shall promptly furnish to the Depositary a copy of each Supplemental Indenture.


                                       8-3

         Section 8.6. Consent of Remarketing Agents. So long as any Remarketing Agreement is in effect, (i) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Remarketing Agent created by this Indenture or the Remarketing Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Remarketing Agent to such Supplemental Indenture, and (ii) the Trustee shall promptly furnish to the Remarketing Agent a copy of each Supplemental Indenture.

         Section 8.7. Consent of Auction Agents. So long as any Auction Agent Agreement is in effect, (i) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Auction Agent created by this Indenture or the Auction Agent Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Auction Agent to such Supplemental Indenture, and (ii) the Trustee shall promptly furnish to the Auction Agent a copy of each Supplemental Indenture.

         Section 8.8. Consent of Broker-Dealers. So long as any Broker-Dealer Agreement is in effect, (i) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Broker-Dealer created by this Indenture or the Broker-Dealer Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Broker-Dealer to such Supplemental Indenture, and (ii) the Trustee shall promptly furnish to the Broker-Dealer a copy of each Supplemental Indenture.

         Section 8.9. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article VIII shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.


                                       8-4

                                  ARTICLE NINE

                              NOTEHOLDERS' MEETINGS

         Section 9.1. Purposes for Which Noteholders' Meetings May Be Called. A meeting of Noteholders may be called at any time and from time to time pursuant to this Article Nine for any of the following purposes:

                  A. to give any notice to the Trustee or the Corporation, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Six hereof;

                  B. to remove the Trustee and appoint a successor trustee pursuant to Article Seven hereof;

                  C. to consent to the execution of any Supplemental Indenture pursuant to Article Eight hereof; or

                  D. to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate Principal Amount of the Notes under any other provision of this Indenture or under applicable law.

         Section 9.2. Place of Meetings of Noteholders. Meetings of Noteholders may be held at such place or places as the Trustee or, in case of its failure to act, the Corporation or the Noteholders calling the meeting, shall from time to time determine.

         Section 9.3. Call and Notice of Noteholders' Meetings.

         A. The Trustee may at any time call a meeting of Noteholders to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to each Noteholder in accordance with the provisions of Section 13.4 hereof and to each Other Beneficiary not less than twenty (20) nor more than one hundred eighty (180) days prior to the date fixed for the meeting. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such meeting.

         B. In case at any time the Corporation, pursuant to a Corporation Request, the Holders of at least ten percent (10%) in aggregate Principal Amount of the Notes then Outstanding or any Other Beneficiary, shall have requested the Trustee to call a meeting of the Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the first notice of such meeting within twenty days after receipt of such request, then the Corporation, the Holders of Notes in the amount above specified or such Other Beneficiary may determine the time, place and location for


                                       9-1
such meeting and may call such meeting to take any action authorized in Section
9.1 hereof by giving notice thereof as provided in subsection A of this Section 9.3.

         Section 9.4. Persons Entitled To Vote at Noteholders' Meetings. To be entitled to vote at any meeting of Noteholders, a person shall be (i) a Holder of one or more Notes, or (ii) a person appointed by an instrument in writing as proxy for a Holder or Holders of Notes by such Holder or Holders. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, any representatives of any Other Beneficiary and their counsel and any representatives of the Corporation and its counsel.

         Section 9.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.

         A. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders in regard to proof of the ownership of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 13.1 hereof and the appointment of any proxy shall be proved in the manner specified in Section 13.1 hereof or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 13.1 hereof or other proof.

         B. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Noteholders or the Corporation as provided in subsection B of Section 9.3 hereof, in which case the Noteholders calling the meeting or the Corporation shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate Principal Amount of the Notes represented at the meeting and entitled to vote.

         C. At any meeting each Noteholder or proxy shall be entitled to one vote for each $1.00 Principal Amount of Outstanding Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Noteholder or proxy.

         D. At any meeting of Noteholders, the presence of persons holding or representing Notes in an aggregate Principal Amount sufficient under the appropriate provision of this Indenture to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 9.3 hereof may be adjourned from time to time by vote of the Holders (or proxies for the Holders) of


                                       9-2
a majority in aggregate Principal Amount of the Notes represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice.

         Section 9.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published or mailed as provided in Section 9.3 hereof. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Corporation and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 9.7. Revocation by Noteholders. At any time prior to (but not after) the evidencing to the Trustee, in the manner provided in Section 13.1 hereof, of the taking of any action by the Holders of the percentage in aggregate Principal Amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, the serial number of which is included in the Note, the Holders of which have consented to such action may, by filing written notice with the Trustee at its Principal Office and upon proof of holding as provided in Section 13.1 hereof, revoke such consent so far as concerns such Note. Except as aforesaid any such consent given by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Note issued in exchange therefor or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Note. Any action taken by the Holders of the percentage in aggregate Principal Amount of the Notes specified in this Indenture in connection with such action shall be conclusively binding upon the Corporation, the Trustee and the Holders of all the Notes.



                                       9-3

                                   ARTICLE TEN

                            REDEMPTION AND PREPAYMENT

         Section 10.1. Right of Redemption and Prepayment. The Notes of any series are subject to redemption and prepayment as provided in this Article Ten and in the Supplemental Indenture creating such series.

         Notes which are redeemable or may be prepaid before their Stated Maturity shall be redeemed or prepaid in accordance with their terms, this Indenture and (except as otherwise provided with respect to the Notes of any particular series by the provisions of the Supplemental Indenture creating such series) in accordance with this Article Ten.

         Section 10.2. Election To Redeem, Prepay or Purchase; Notice to Trustee; Senior Asset Requirement. The election of the Corporation to redeem or prepay any Notes or cause any Notes then subject to redemption to be purchased by the Trustee (other than on a Purchase Date or Mandatory Tender Date) shall be evidenced by a Corporation Order, received by the Trustee no later than the sixtieth (60th) day prior to the applicable Redemption Date, Prepayment Date or such other date prior to the applicable Redemption Date or Prepayment Date established with respect to a series of Notes in the Supplemental Indenture authorizing the issuance of the Notes of such series, stating the Redemption Date or Prepayment Date, as the case may be, the Principal Amount, the series of Notes, and, if applicable, the Stated Maturity within a series, to be redeemed or prepaid.

         Notwithstanding any provision hereof to the contrary but apart from the redemption of Notes which are no longer Outstanding by reason of Section 11.1 hereof or the redemption of Class A Notes on a Sinking Fund Payment Date, no redemption, prepayment or purchase (other than on a Purchase Date or Mandatory Tender Date) of Notes by the Trustee shall be effected hereunder unless prior to the Trustee giving notice of redemption, transferring moneys to the Retirement Account to make such prepayment or soliciting such purchase, the Corporation furnishes the Trustee a Corporation Certificate to the effect that, as of the date Notes are to be selected for redemption or purchase or such determination to prepay is made, (1) if Class A Notes are to be redeemed, prepaid or purchased, either (A) after giving effect to such redemption, prepayment or purchase, the Senior Asset Requirement will be met, or (B) (i) prior to such redemption, prepayment or purchase, the Senior Asset Requirement was not being met, (ii) no Class B Notes or Class C Notes will be redeemed on the Redemption Date, prepaid on the Prepayment Date or purchased on the purchase date for the Class A Notes then proposed to be redeemed, prepaid or purchased, and (iii) after giving effect to such redemption, prepayment or purchase, the Senior Percentage will be greater than it would have been without such redemption, prepayment or purchase; (2) if Class B Notes are to be redeemed, prepaid or purchased, after giving effect to such redemption, prepayment or purchase, the Senior Asset Requirement will be met; and (3) if Class C Notes are to be redeemed, prepaid or purchased, after giving effect to such redemption, prepayment or purchase, the Senior Asset Requirement will be met and there shall be no deficiency then existing in the Note Fund, the Reserve Fund or the Indemnification Fund. Such Notes may be redeemed on the Redemption Date, prepaid on the Prepayment Date or purchased on the purchase date therefor if the foregoing conditions are met on the date such


                                      10-1

Notes are selected for redemption or purchase or as of the date on which moneys are transferred to the Retirement Account to make any prepayment, whether or not such conditions are met on the Redemption Date, the Prepayment Date or the date of purchase. Any election to redeem Notes of a series may also be conditioned upon such additional requirements as may be set forth in the Supplemental Indenture authorizing the issuance of such Notes.

         Section 10.3. Selection by Trustee of Notes To Be Redeemed. Except as may be otherwise specified in a Supplemental Indenture with respect to a series of Notes thereby created, if less than all of the Outstanding Notes of any series are to be redeemed, the particular Notes to be redeemed shall be selected by the Trustee from the Outstanding Notes of that series not previously called for redemption so that, to the maximum extent possible taking into account redemption of Notes in $5,000 increments approximately equal percentages of each Stated Maturity of Notes of such series will be redeemed.

         If less than all Notes of a series and a Stated Maturity are to be redeemed, the Trustee shall select by lot or in such other manner as the Trustee shall deem fair and appropriate the particular Notes of such Stated Maturity and series to be redeemed. The Trustee may provide for the selection for redemption of portions of the principal of Notes in the denomination larger than $5,000 or the smallest authorized denomination of the Notes of that series or an integral multiple thereof.

         The Trustee shall promptly notify the Corporation and any Paying Agent in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the Principal Amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

         Section 10.4. Notice of Redemption. Except as otherwise provided with respect to the Notes of any particular series by the provisions of the Supplemental Indenture creating such series, notice of redemption shall be given by first-class mail, postage prepaid, mailed not more than sixty (60) days nor less than thirty (30) days prior to the Redemption Date to each Holder of Notes to be redeemed at the address of such Holder appearing in the Note Register; but neither failure to give such notice nor any defect in any notice so given shall affect the validity of the proceedings for redemption of any Note not affected by such failure or defect.

         In addition to the notice prescribed by the foregoing paragraph, the Trustee shall also give notice of the redemption of any Note or Notes or portions thereof at least thirty (30) days before the Redemption Date by certified mail or telecopy to all registered securities depositories then in the business of holding substantial amounts of obligations of the character of the Notes (such depositories now being The Depository Trust Company, of New York, New York; Midwest Securities Trust Company, of Chicago, Illinois; and Philadelphia Depository Trust Company, of Philadelphia, Pennsylvania) and to two
(2) or more national information services that disseminate information regarding municipal bond redemptions; provided that any


                                      10-2
defect in or any failure to give any notice of redemption prescribed by this paragraph shall not affect the validity of the proceedings for the redemption of any Note.

                  All notices of redemption shall state:

                  a. the Redemption Date,

                  b. the Redemption Price,

                  c. the name (including series designation), Stated Maturity and CUSIP numbers of the Notes to be redeemed, the Principal Amount of Notes of each series to be redeemed, and, if less than all outstanding Notes of a series are to be redeemed, the identification (and, in the case of partial redemption, the respective Principal Amounts) of the Notes of each series to be redeemed,

                  d. that, on the Redemption Date, the Redemption Price of and accrued interest on each such Note will become due and payable and that interest on each such Note shall cease to accrue on and after such date,

                  e. the place or places where such Notes are to be surrendered for payment of the Redemption Price thereof and accrued interest thereon, and

                  f. if it be the case, that such Notes are to be redeemed by the application of certain specified trust moneys and for certain specified reasons.

         Within sixty (60) days after any Redemption Date, a second notice of redemption shall be given, in the manner described above, to the Holder of any Note that was not presented for redemption within thirty (30) days after the Redemption Date.

         Section 10.5. Notes Payable on Redemption Date and Sinking Fund Payment Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price specified plus accrued interest thereon to the Redemption Date and on and after such date (unless the Corporation shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with such notice, such Note shall be paid at the Redemption Price thereof plus (unless the Redemption Date is a regularly scheduled Interest Payment Date) accrued interest to the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall continue to be payable to the applicable Noteholder.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price and, to the extent lawful, interest thereon shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

         Section 10.6. Notes Redeemed or Prepaid in Part. Any Note which is to be redeemed only in part shall be surrendered to the Paying Agent (with, if the Paying Agent so


                                      10-3
requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Paying Agent duly executed by, the Holder thereof or his attorney duly authorized in writing) and the appropriate officers of the Corporation shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes of the same series, of any authorized denomination or denominations, having the same Stated Maturity and interest rate as requested by such Holder, in aggregate Principal Amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

         Any Note which is to be prepaid only in part shall remain Outstanding in the then current Principal Amount. The Trustee shall retain a record of the Principal Amount of each Note any portion of the principal of which has been prepaid in part and shall give the Note Registrar (if other than the Trustee) prompt written notice of the current Principal Amount of each such Note as of the end of each calendar month.

         Section 10.7. Purchase of Notes. The Corporation may at any time, but subject to Section 10.2 hereof, authorize and direct the Trustee to purchase Notes in the open market out of any funds available for such purpose, such purchases to be made at a price not in excess of the amount specified in this Indenture or, if no amount is specified, the Principal Amount thereof plus accrued interest and any applicable redemption premium. In addition, the Corporation may, from time to time, direct the Trustee to request the submission of tenders following published notice requesting such submission prior to making the purchases authorized pursuant to this Section 10.7. The Corporation may specify the maximum and minimum period of time which shall transpire between the date upon which such notice is to be given and the date upon which such tenders are to be accepted or may authorize the Trustee to determine the same in its discretion. No tenders shall be considered or accepted at any price exceeding the maximum price specified by the Corporation for the purchase of Notes. The Trustee shall accept bids with the lowest price and, in the event the moneys available for purchase pursuant to such tenders are not sufficient to permit acceptance of all tenders and if there shall be tenders at an equal price above the amounts of moneys available for purchase, then the Trustee shall, determine in its discretion, the Notes tendered which shall be purchased. All Notes purchased by the Trustee pursuant to this Section 10.7 shall be canceled and not reissued.


                                      10-4

                                 ARTICLE ELEVEN

                           DEFEASANCE; MONEYS HELD FOR
                            PAYMENT OF DEFEASED NOTES

         Section 11.1. Discharge of Liens and Pledges; Notes No Longer Outstanding and Deemed To Be Paid Hereunder. The obligations of the Corporation under this Indenture, and the liens, pledges, charges, trusts, covenants and agreements of the Corporation herein made or provided for, shall be fully discharged and satisfied as to any Note and such Note shall no longer be deemed to be Outstanding hereunder:

                  (i) when such Note shall have been canceled, or shall have been purchased by the Trustee from moneys held by it under this Indenture; or

                  (ii) as to any Note not canceled or so purchased, when payment of the principal of and the applicable redemption premium, if any, on such Note, plus interest on such principal to the due date thereof (whether such due date be by reason of Stated Maturity or upon redemption or prepayment, or otherwise), either (a) shall have been made or caused to be made in accordance with the terms hereof, or (b) shall have been provided for by irrevocably depositing with the Trustee and irrevocably appropriating and setting aside exclusively for such payment, (1) moneys sufficient to make such payment or (2) Government Obligations maturing as to principal and interest in such amount and at such times as will ensure the availability of sufficient moneys to make such payment and all necessary and proper fees, compensation and expenses of the Trustee, any Deposit Agents, any Remarketing Agents, any Depositaries, any Auction Agents, any Broker-Dealers, any Authenticating Agents, the Note Registrar and any Paying Agents pertaining to the Note with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee, said Deposit Agents, said Remarketing Agents, said Depositaries, said Auction Agents, said Broker-Dealers, said Authenticating Agents, said Note Registrar and said Paying Agents.

Any deposit under the preceding clause (b) shall be accompanied by a Corporation Certificate certifying that the moneys and Government Obligations so appropriated and set aside are sufficient, and will mature as needed, to pay the principal, premium, if any, and interest due on the Note with respect to which such deposit has been made on the Stated Maturity or Redemption Date thereof and on each Interest Payment Date on and prior to such Stated Maturity or Redemption Date. At such time as a Note shall be deemed to be no longer Outstanding hereunder, as aforesaid, such Note shall cease to draw interest from the due date thereof (whether such due date be by reason of maturity, or upon redemption or prepayment or by declaration as aforesaid, or otherwise) and, except for the purposes of any such payment from such moneys or Investment Securities, shall no longer be secured by or entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, (A) in the case of Notes which by their terms may be redeemed or otherwise prepaid prior to their Stated Maturities, no deposit under clause (b) of subparagraph (ii) above shall constitute such payment, discharge and satisfaction as aforesaid, as to all such Notes which are to be redeemed prior to their respective Stated Maturities, until


                                      11-1
proper notice of such redemption shall have been previously given in accordance with Section 10.4 hereof or provision satisfactory to the Trustee shall have been irrevocably made for the giving of such notice, and (B) in the case of Notes which may be required to be purchased on a Purchase Date, no deposit under clause (b)(2) of subparagraph (ii) above shall constitute such payment, discharge and satisfaction as aforesaid.

         Any such moneys so deposited with the Trustee as provided in this
Section 11.1 may at the direction of the Corporation also be invested and reinvested in Government Obligations maturing in the amounts and time as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 11.1 which is not required for the payment of the Notes and interest and premium thereon with respect to which such moneys shall have been so deposited shall be deposited in the Indemnification Fund, to the extent required by Section 4.5 hereof, and thereafter (A) if any Notes are then Outstanding, be deposited in the Revenue Fund as and when realized and collected, for use and application as are other moneys credited to such Fund, and (B) if no Notes are then Outstanding and no amounts are owed to any Other Beneficiaries hereunder, be paid to the Corporation.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to any Note, the right to transfer and exchange such Note pursuant to
Section 3.7 shall survive.

         Notwithstanding any provision of any other Section of this Indenture which may be contrary to the provisions of this Section 11.1, all moneys or Investment Securities set aside and held in trust pursuant to the provisions of this Section 11.1 for the payment of the principal of, premium, if any, and interest on Notes shall be applied to and used solely for the payment of the principal of, premium, if any, and interest on the particular Note with respect to which such moneys and Investment Securities have been so set aside in trust.

         Anything in Article Eight hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 11.1 for the payment of Notes and such Notes shall be deemed to have been paid and to be no longer Outstanding hereunder as provided in this Section 11.1, but such Notes shall not have in fact been actually paid in full, no amendment to the provisions of this Article Eleven shall be made without the consent of the Holder of each Note affected thereby.

         The Corporation may at any time cause to be canceled any Notes previously executed and delivered, which the Corporation may have acquired in any manner whatever, and such Notes upon such surrender for cancellation shall be deemed to be paid and no longer Outstanding hereunder.

         The obligations of the Corporation under this Indenture, and the liens, pledges, charges, trusts, covenants and agreements of the Corporation herein made or provided for, shall be fully discharged and satisfied as to any Demand Purchase Agreement, Credit Enhancement Facility or Swap Agreement in the manner and with the effect provided in the Supplemental Indenture providing for such Demand Purchase Agreement, Credit Enhancement Facility or Swap Agreement.


                                      11-2

         Notwithstanding the foregoing provisions of this Section 11.1, no Note shall be defeased hereunder if, after giving effect to the defeasance, the requirements in Section 10.2 hereof are not met on the date such Note is to be defeased, treating, for purposes of said Section 10.2, any Note that is to be defeased as being redeemed on the date it is to be defeased at an assumed redemption price equal to the Principal Amount thereof with interest accrued thereon to the date of defeasance, plus, if the Note is to be redeemed under this Section 11.1 at a Redemption Price greater than the Principal Amount thereof, a premium equal to the amount by which the Redemption Price exceeds such Principal Amount.

         Section 11.2. Notes Not Presented for Payment When Due; Moneys Held for the Notes after Due Date of Notes. Subject to the provisions of the next sentence of this paragraph, if any Note shall not be presented for payment when the principal thereof shall become due, whether at Stated Maturity, at the date fixed for redemption or otherwise, and if moneys or Investment Securities described in subdivision 1 of the definition thereof in Section 1.1 hereof shall at such due date be held by the Trustee, or a Paying Agent therefor, in trust for that purpose sufficient and available to pay the principal of and premium, if any, on such Note, together with all interest due on such principal to the due date thereof or to the date fixed for redemption thereof, all liability of the Corporation for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee, or such Paying Agent, to hold said moneys or Investment Securities without liability to the Holder of such Note for interest thereon, in trust for the benefit of the Holder of such Note, who thereafter shall be restricted exclusively to said moneys or Investment Securities for any claim of whatever nature on his part on or with respect to said Note, including any claim for the payment thereof. In the event any such moneys or Investment Securities, or any other moneys or Investment Securities with respect to interest due and payable on any Note prior to the Maturity thereof, held by the Trustee or any Paying Agent for the Holders of such Notes remain unclaimed as of (a) fifty-five (55) days after the principal of or interest on the respective Notes with respect to which such moneys or Investment Securities have been so set aside has become due and payable (whether at Stated Maturity, upon call for redemption or otherwise), the Trustee shall, within five (5) days thereafter, give notice thereof to the Holders of such Notes in the same manner as a notice of redemption given in accordance with Section 10.4 hereof, and (b) two (2) years after the principal of or interest on such Notes has become due and payable as aforesaid, the Trustee or such Paying Agent, as the case may be, shall, without further request by the Corporation, pay such moneys and Investment Securities, to the extent permitted by law, to the Corporation against a written receipt therefor, and otherwise hold or dispose of such moneys and Investment Securities as required by law; provided that, if applicable law requires the Trustee or any Paying Agent to dispose of any such moneys or Investment Securities prior to the end of the period described in the preceding clause (b), disposition of such moneys and Investment Securities shall be made at the time and otherwise in accordance with such law.


                                      11-3

                                 ARTICLE TWELVE

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 12.1. Note Registrar To Furnish Trustee Names and Addresses to Noteholders. The Note Registrar will furnish or cause to be furnished to the Trustee (a) not more than five (5) days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten
(10) days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 12.2. Preservation of Information; Communications to
Noteholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 12.1 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 12.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Corporation, the Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

         Section 12.3. Reports by Corporation.

         (a) The Corporation shall:

                  (i) file with the Trustee, within fifteen (15) days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to
         Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and


                                      12-1

                  (iii) supply to the Trustee a sufficient number of copies (and the Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) of such summaries of any information, documents and reports required to be filed by the Corporation pursuant to clauses (i) and
         (ii) of this paragraph as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Corporation otherwise determines, the Fiscal Year of the Corporation shall end on December 31 of each year. In the event the Corporation changes its Fiscal Year, it shall promptly notify the Trustee.

         Section 12.4. Reports by Trustee. If required by TIA ss. 313(a), within sixty (60) days after each December 31 beginning with December 31, 2001, the Trustee shall mail to each Noteholder as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the Commission and each other stock exchange, if any, on which the Notes are listed. The Corporation shall notify the Trustee if and when the Notes are listed on any stock exchange.



                                      12-2

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

         Section 13.1. Consent, Etc., of Noteholders. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by Noteholders may be in any number of writings of similar tenor and may be signed or executed by such Noteholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Notes, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Corporation, any Paying Agent, any Deposit Agent, any Remarketing Agent, any Depositary, any Auction Agent, any Broker-Dealer or the Trustee with regard to any action taken by it under such consent, request, direction, approval, objection or other instrument, namely:

                  (A) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgements within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.

                  (B) The fact of ownership of Notes, the numbers and other identification of such Notes, and the date of holding the same shall be proved by the Note Register.

         Section 13.2. Limitation of Rights. With the exception of rights herein conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Notes is intended or shall be construed to give to any Person other than the parties hereto, any Authenticating Agent, each Paying Agent, each Deposit Agent, each Remarketing Agent, each Depositary, each Auction Agent, each Broker-Dealer and the Beneficiaries, any legal or equitable right, remedy, or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, any Authenticating Agent, each Paying Agent, each Deposit Agent, each Remarketing Agent, each Depositary, each Auction Agent, each Broker-Dealer and the Beneficiaries as herein provided.

         Section 13.3. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

         The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or part thereof.


                                      13-1

         Section 13.4. Notices. A. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified mail, postage prepaid, with proper address as indicated below or, as to Other Beneficiaries, to a proper address specified in or pursuant to a Supplemental Indenture. The Corporation, the Trustee and any Rating Agency may, by written notice given by each to the others, designate any other address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Indenture. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

         To the Corporation:              Education Loans Incorporated
                                          105 First Avenue Southwest, Suite 200
                                          Aberdeen, South Dakota  57401
                                          Attn:  President

         To the Trustee:                  U.S. Bank National Association
                                          141 North Main Avenue
                                          Sioux Falls, South Dakota 57117
                                          Attn:  Corporate Trust Department

         To Fitch:                        Fitch IBCA, Inc.
                                          One State Street Plaza
                                          New York, New York 10004
                                          Attn: Asset-Backed Group

         To Moody's:                      Moody's Investors Service
                                          99 Church Street
                                          New York, New York 10007
                                          Attn:  Public Finance Department--
                                                 Structured Finance Group

         B. Except as is otherwise provided in this Indenture, any provision in this Indenture for the mailing of notice or other instrument to Holders of Notes shall be fully complied with if it is mailed by first-class mail, postage prepaid, to each Holder of Notes outstanding at the address appearing on the Note Register. In addition, whenever notice is to be mailed under this Indenture to the Holders of Notes, the Trustee shall also, upon request, mail a copy of such notice to (1) any Holder of at least $1,000,000 in aggregate Principal Amount of the Notes (or, in the event less than $1,000,000 in aggregate Principal Amount of Notes is outstanding, the Holder of all outstanding Notes), in addition to the copy mailed to such Holder's address appearing on the Note Register, at such other address as such Holder shall specify in writing to the Trustee, and (2) any Person that is the beneficial owner of a Note, as evidenced to the satisfaction of the Trustee, at such address as such beneficial owner shall specify in writing to the Trustee; provided that any defect in or failure to mail any such notice prescribed by this sentence shall not affect the validity of any proceedings to be taken (including, without limitation, for the redemption of Notes) pursuant to such notice.


                                      13-2

         Section 13.5. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 13.6. Indenture Constitutes a Security Agreement. An executed counterpart or certified copy of this Indenture delivered to and accepted by the Trustee shall constitute a security agreement pursuant to and for all purposes of the Uniform Commercial Code of the State of South Dakota and of any other state or jurisdiction.

         Section 13.7. Payments Due on Non-Business Days. Except as may be otherwise provided in a Supplemental Indenture, in any case where the principal of, premium, if any, or interest on the Notes or amounts due to any Beneficiary shall be due on a day other than a Business Day, then payment of such principal, premium and interest may be made on the next succeeding Business Day with the same force and effect as if made on the date due and no interest shall accrue for the intervening period.

         Section 13.8. Notices to Rating Agencies. So long as any Outstanding Notes are rated by a Rating Agency, the Trustee agrees to give the Rating Agency prompt written notice of the appointment of any successor Trustee and a copy of any notice given to Beneficiaries in accordance with Section 7.3 hereof.

         Section 13.9. Governing Law. This Indenture shall be governed by and be construed in accordance with the laws of the State of South Dakota without giving effect to the conflicts-of-laws principles thereof.

         Section 13.10. Rights of Other Beneficiaries. All rights of any Other Beneficiary under this Indenture to consent to or direct certain remedies, waivers, actions and amendments hereunder shall cease for so long as such Other Beneficiary is in default of any of its obligations or agreements under the Swap Agreement, the Credit Enhancement Facility or the Demand Purchase Agreement by reason of which such Person is an Other Beneficiary.

         Section 13.11. Conflict with Trust Indenture Act. If any provision of hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 13.12. Opinions as to Trust Estate.

         (a) On the date of issuance and delivery of the Initial Notes, the Corporation shall furnish to the Trustee an opinion of Counsel either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording and filing of this Indenture, any


                                      13-3
indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the security interest in favor of the Trustee, for the benefit of the Trustee, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such Counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before December 31 in each calendar year, beginning in 2001, the Corporation shall furnish to the Trustee an opinion of Counsel with respect to each jurisdiction in which the Financed Student Loans are located or a Uniform Commercial Code financing statement has been filed by the Corporation either stating that, in the opinion of such Counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such Counsel no such action is necessary to maintain such lien and security interest. Such opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until December 31 in the following calendar year.

         Section 13.13. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Corporation and at its expense accompanied by an opinion of Counsel (which may be counsel to the Trustee or any other Counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         Section 13.14. No Petition. The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Corporation or join in any institution against the Corporation of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or the Servicing Agreement.

         Section 13.15. Income Tax Characterization. The Corporation has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Corporation secured by the Trust Estate. The Corporation, the Trustee, the Servicer and each Noteholder agree to treat and to take no action inconsistent with the treatment of the Notes as such indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of this Section. Each Noteholder agrees that it will cause any Person acquiring an interest in a Note through it to comply with this Indenture as to treatment as indebtedness under applicable tax law, as described in this Section.


                                      13-4

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                          EDUCATION LOANS INCORPORATED



                                          By /s/ A. Norgrin Sanderson
                                             ---------------------------------
                                              President



Attest:


/s/ Manly Feinstein
---------------------------------
           Secretary



                                          U.S. BANK NATIONAL ASSOCIATION,
                                             as Trustee



                                          By /s/ Gloria Kessler
                                             ---------------------------------
                                            Its Assistant Vice President
                                                ------------------------------


Attest:


/s/ P.J. Kapsch
---------------------------------
Its Trust Officer
   ------------------------------


                                      13-5

                                    EXHIBIT A

                              Addressed to Trustee

                   ELIGIBLE FFELP LOAN ACQUISITION CERTIFICATE
                   -------------------------------------------

         This Eligible FFELP Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.2 of the Indenture of Trust, dated as of December 1, 1999 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), between Education Loans Incorporated (the "Corporation") and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to the Lenders identified in the schedule attached hereto the amounts specified in such schedule from the Series ___ Acquisition Account (or, in the case of an exchange pursuant to Section 4.2 of the Indenture, the Student Loans listed in Annex 1 hereto) for the acquisition of Eligible FFELP Loans. With respect to the Eligible FFELP Loans so to be acquired, the Corporation hereby certifies as follows:

         1. The Eligible FFELP Loans to be acquired (the "Acquired Eligible Loans") will be further described in an updating certificate as required by
Section 4.2 of the Indenture.

         2. The amount to be disbursed pursuant to this Certificate does not exceed the purchase price of the Acquired Eligible Loans specified in the applicable Supplemental Indenture (or, if a Financed Student Loan is being sold in exchange for an Acquired Eligible Loan under the provisions of Section 4.2 of the Indenture, the aggregate Principal Balance of, and accrued noncapitalized borrower interest on, such Financed Student Loan does not exceed the aggregate Principal Balance of, and accrued noncapitalized borrower interest on, such Acquired Eligible Loan plus any moneys deposited with the Trustee under the Indenture as part of the sale price of such Financed Student Loan).

         3. Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

         4. You have been previously, or are herewith, provided with the following items:

                  (a) with respect to each Acquired Eligible Loan, a copy of the Student Loan Purchase Agreement between the Corporation and the Lender relating thereto;

                  (b) with respect to each Guaranteed Loan included among the Acquired Eligible Loans, a certified copy of the Guarantee Agreement relating thereto;

                  (c) a copy of the opinion of counsel for the Lender referred to in the related Student Loan Purchase Agreement;

                  (d) an opinion of Counsel to the Corporation specifying each action necessary to perfect a security interest in all Eligible FFELP Loans to be acquired by the Corporation pursuant to the Student Loan Purchase Agreements in favor of the Trustee in the manner provided for by the provisions of 20 U.S.C. ss.ss. 1087-2(d)(3) and 1082(m)(1)(D)(iv);

                  (e) evidence that the promissory notes evidencing each Acquired Eligible Loan have had stamped thereon or affixed thereto a notice specifying that they have been assigned to the Trustee and that Uniform Commercial Code Financing Statements with respect thereto have been filed in such place or places specified by the opinion of the counsel for the Corporation pursuant to paragraph 4(d) hereof;

                  (f) evidence in form satisfactory to the Trustee that each action necessary to perfect a first security interest in each of the Acquired Eligible Loans in favor of the Trustee has been accomplished; and

                  (g) instruments duly assigning the Acquired Eligible Loans to the Trustee.

         5. The Corporation is not, on the date hereof, in default under the Indenture or any Student Loan Purchase Agreement relating to the Acquired Eligible Loans, and, to the best knowledge of the Corporation, no Lender is in default under any Student Loan Purchase Agreement relating to the Acquired Eligible Loans. The Corporation is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinions of counsel referred to in paragraphs 4(c) and 4(d) hereof.

         6. All of the conditions specified in the Student Loan Purchase Agreements relating to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

         7. The undersigned is authorized to sign and submit this Certificate on behalf of the Corporation.

         WITNESS my hand this ______ day of ______, ___.


                                           EDUCATION LOANS INCORPORATED




                                           By ______________________________
                                              Its __________________________

                                    EXHIBIT B
                                    ---------

                              Addressed to Trustee

                   ELIGIBLE FFELP LOAN ORIGINATION CERTIFICATE
                   -------------------------------------------


         This Eligible FFELP Loan Origination Certificate is submitted pursuant to the provisions of Section 4.2 of the Indenture of Trust, dated as of December 1, 1999 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), between Education Loans Incorporated (the "Corporation") and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to _________ the sums set forth in the schedule attached hereto (the "Eligible Loan Origination Schedule") from the Series ______ Acquisition Account for the origination of Eligible FFELP Loans. With respect to the Eligible FFELP Loans so to be originated, the Corporation hereby certifies as follows:

         1. The Eligible FFELP Loans to be originated are those specified in the Eligible Loan Origination Schedule (the "Originated Eligible Loans"). The original principal amount of each Originated Eligible Loan is as shown on the Eligible Loan Origination Schedule.

         2. The amount to be disbursed pursuant to this Certificate does not exceed the aggregate Principal Balance of, and accrued noncapitalized borrower interest on, the Originated Eligible Loans.

         3. Each Originated Eligible Loan is an Eligible Loan authorized so to be originated by the Indenture.

         4. You have been previously, or are herewith, provided with the following items:

                  (a) with respect to each Guaranteed Loan included among the Originated Eligible Loans, a certified copy of the Guarantee Agreement relating thereto;

                  (b) an opinion of Counsel to the Corporation specifying each action necessary to perfect a security interest in all Eligible Loans to be originated by the Corporation in favor of the Trustee in the manner provided for by the provisions of 20 U.S.C. ss.ss. 1087-2(d)(3) and 1082(m)(1)(D)(iv);

                  (c) evidence that the promissory notes evidencing each Originated Eligible Loan have had stamped thereon or affixed thereto a notice specifying that they have been assigned to the Trustee and that Uniform Commercial Code Financing Statements with respect thereto have been filed in such place or places specified by the opinion of the counsel for the Corporation pursuant to paragraph 4(b) hereof;

                  (d) evidence in form satisfactory to the Trustee that each action necessary to perfect a first security interest in each of the Originated Eligible Loans in favor of the Trustee has been accomplished; and

                  (e) instruments duly assigning the Originated Eligible Loans to the Trustee.

         5. The Corporation is not, on the date hereof, in default under the Indenture. The Corporation is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinion of counsel referred to in paragraph 4(b) hereof.

         6. All of the conditions specified in the Indenture for the origination of the Originated Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

         7. The undersigned is authorized to sign and submit this Certificate on behalf of the Corporation.

         WITNESS my hand this _________ day of ______, ___.



                                           EDUCATION LOANS INCORPORATED


                                           By ______________________________
                                              Its __________________________

                                    EXHIBIT C
                                    ---------


                              Addressed to Trustee


                      STUDENT LOAN ACQUISITION CERTIFICATE
                      ------------------------------------

         This Student Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.8 of the Indenture of Trust, dated as of December 1, 1999 (as amended or supplemented from time to time in accordance with its terms, the "Indenture"), between Education Loans Incorporated (the "Corporation") and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to the Lenders or SLFC identified in the schedule attached hereto (the "Student Loan Acquisition Schedule") the amounts specified in such Schedule from the Series ______ Surplus Account for the acquisition of (a) FFELP Loans meeting the requirements of clauses (A)(1) and (2) or (B) of the definition of "Eligible Loans" in Section 1.1 of the Indenture or (b) Alternative Loans meeting the requirements of clause (B) of the definition of "Eligible Loans" in Section 1.1 of the Indenture. With respect to the Student Loans so to be acquired, the Corporation hereby certifies as follows:

         1. The Student Loans to be acquired are those specified in the Student Loan Acquisition Schedule (the "Acquired Student Loans").

         2. The amount to be disbursed pursuant to this Certificate does not exceed the aggregate of the remaining Principal Balance of the Acquired Student Loans plus accrued noncapitalized interest thereon payable by the Eligible Borrower.

         3. Each Acquired Student Loan is a Student Loan (and, except as permitted by the provisions of Section 4.8 of the Indenture, is an Eligible
Loan) authorized so to be acquired by the Indenture.

         4. You have been previously, or are herewith, provided with the following items:

                  (a) with respect to each Acquired Student Loan, a copy of the Student Loan Purchase Agreement (i) in the case of FFELP Loans, between the Corporation and the Lender relating thereto, or (ii) in the case of Alternative Loans, between the Corporation and SLFC relating thereto;

                  (b) with respect to each Acquired Student Loan that constitutes an Alternative Loan, (i) the original promissory note relating thereto, endorsed as required by the Student Loan Purchase Agreement, and (ii) the amount, if any, required by the related Supplemental Indenture to be deposited in the Alternative Loan Guarantee Fund in connection with such acquisition;

                  (c) with respect to each Guaranteed Loan included among the Acquired Student Loans, a certified copy of the Guarantee Agreement relating thereto;

                  (d) a copy of the opinion of counsel for the Lender or SLFC referred to in the related Student Loan Purchase Agreement;

                  (e) an opinion of Counsel to the Corporation specifying each action necessary to perfect a security interest in all Student Loans to be acquired by the Corporation pursuant to the Student Loan Purchase Agreements in favor of the Trustee (including, in the case of FFELP Loans, in the manner provided for by the provisions of 20 U.S.C. ss.ss. 1087-2(d)(3) and 1082(m)(1)(D)(iv));

                  (f) evidence that the promissory notes evidencing each Acquired Student Loan have had stamped thereon or affixed thereto a notice specifying that they have been assigned to the Trustee and that Uniform Commercial Code Financing Statements with respect thereto have been filed in such place or places specified by the opinion of the counsel for the Corporation pursuant to paragraph 4(e) hereof;

                  (g) evidence in form satisfactory to the Trustee that each action necessary to perfect a first security interest in each of the Acquired Student Loans in favor of the Trustee has been accomplished;

                  (h) instruments duly assigning the Acquired Student Loans to the Trustee; and

                  (i) the certifications required by Section 4.8 of the Indenture.

         5. The Corporation is not, on the date hereof, in default under the Indenture or any Student Loan Purchase Agreement relating to the Acquired Student Loans, and, to the best knowledge of the Corporation, neither SLFC nor any Lender is in default under any Student Loan Purchase Agreement relating to the Acquired Student Loans. The Corporation is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinions of counsel referred to in paragraphs 4(d) and 4(e) hereof.

         6. All of the conditions specified in the Student Loan Purchase Agreements relating to the Acquired Student Loans and the Indenture for the acquisition of the Acquired Student Loans and the disbursement hereby authorized and requested have been satisfied.

         7. The undersigned is authorized to sign and submit this Certificate on behalf of the Corporation.

         WITNESS my hand this _________ day of ______, ___.



                                           EDUCATION LOANS INCORPORATED


                                           By ______________________________
                                              Its __________________________

                                    EXHIBIT D
                                    ---------

                              Addressed to Trustee

              UPDATING ELIGIBLE FFELP LOAN ACQUISITION CERTIFICATE
              ----------------------------------------------------

         This Updating Eligible FFELP Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.2 of the Indenture of Trust, dated as of December 1, 1999 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), between Education Loans Incorporated (the "Corporation") and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you have, pursuant to an Eligible FFELP Loan Acquisition Certificate, dated _________, been previously authorized and requested to disburse to __________________ the sum of $_________ from the Series ____ Acquisition Account (or, in the case of an exchange pursuant to Section 4.2 of the Indenture, the Student Loans listed in Annex 1 hereto) for the acquisition of Eligible FFELP Loans. With respect to the Eligible FFELP Loans so acquired, the Corporation hereby certifies as follows:

         1. The Eligible FFELP Loans acquired with such moneys or upon such exchange are those specified in Schedule A attached hereto (the "Acquired Eligible Loans").

         2. The remaining Principal Balance of each Acquired Eligible Loan is as shown on such Schedule A.

         3. The undersigned is authorized to sign and submit this Certificate on behalf of the Corporation.

         WITNESS my hand this _________ day of ______, ___.



                                           EDUCATION LOANS INCORPORATED


                                           By ______________________________
                                              Its __________________________

                                    EXHIBIT E
                                    ---------

                              Addressed to Trustee

                ELIGIBLE ALTERNATIVE LOAN ACQUISITION CERTIFICATE
                -------------------------------------------------

         This Eligible Alternative Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.2 of the Indenture of Trust, dated as of December 1, 1999 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), between Education Loans Incorporated (the "Corporation") and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse to SLFC the amounts specified in Schedule A hereto from the Series ________ Acquisition Account (or, in the case of an exchange pursuant to Section
4.2 of the Indenture, the Student Loans listed in Annex 1 hereto) for the acquisition of Eligible Alternative Loans. With respect to the Eligible Alternative Loans so to be acquired, the Corporation hereby certifies as follows:

         1. Each Eligible Alternative Loans to be acquired (the "Acquired Eligible Loans") is described, including the Principal Balance thereof, on Schedule B hereto.

         2. The amount to be disbursed pursuant to this Certificate does not exceed the purchase price of the Acquired Eligible Loans specified in the applicable Supplemental Indenture (or, if a Financed Student Loan is being sold in exchange for an Acquired Eligible Loan under the provisions of Section 4.2 of the Indenture, the aggregate Principal Balance of, and accrued noncapitalized borrower interest on, such Financed Student Loan does not exceed the aggregate Principal Balance of, and accrued noncapitalized borrower interest on, such Acquired Eligible Loan plus any moneys deposited with the Trustee under the Indenture as part of the sale price of such Financed Student Loan).

         3. Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

         4. You have been previously, or are herewith, provided with the following items:

                  (a) with respect to each Acquired Eligible Loan, a copy of the Student Loan Purchase Agreement between the Corporation and SLFC relating thereto;

                  (b) with respect to each Acquired Eligible Loan, the original promissory note relating thereto, endorsed as required by the Student Loan Purchase Agreement;

                  (c) with respect to each Acquired Eligible Loan, the amount, if any, to be deposited in the Alternative Loan Guarantee Fund with respect thereto, as required by the related Supplemental Indenture;

                  (d) a copy of the opinion of counsel for SLFC referred to in the related Student Loan Purchase Agreement;

                  (e) an opinion of Counsel to the Corporation specifying each action necessary to perfect a security interest in all Eligible Alternative Loans to be acquired by the Corporation pursuant to the Student Loan Purchase Agreement in favor of the Trustee;

                  (f) evidence that the promissory notes evidencing each Acquired Eligible Loan have had stamped thereon or affixed thereto a notice specifying that they have been assigned to the Trustee and that Uniform Commercial Code Financing Statements with respect thereto have been filed in such place or places, if any, specified by the opinion of the counsel for the Corporation pursuant to paragraph 4(e) hereof;

                  (g) evidence in form satisfactory to the Trustee that each action necessary to perfect a first security interest in each of the Acquired Eligible Loans in favor of the Trustee has been accomplished; and

                  (h) instruments duly assigning the Acquired Eligible Loans to the Trustee.

         5. The Corporation is not, on the date hereof, in default under the Indenture or the Student Loan Purchase Agreement relating to the Acquired Eligible Loans, and, to the best knowledge of the Corporation, SLFC is not in default under the Student Loan Purchase Agreement relating to the Acquired Eligible Loans. The Corporation is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph 4 hereof, nor of any circumstances which would reasonably prevent reliance upon the opinions of counsel referred to in paragraphs 4(d) and 4(e) hereof.

         6. All of the conditions specified in the Student Loan Purchase Agreement relating to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

         7. The undersigned is authorized to sign and submit this Certificate on behalf of the Corporation.

         WITNESS my hand this _________ day of ______, ___.



                                           EDUCATION LOANS INCORPORATED


                                           By ______________________________
                                              Its __________________________




                                       E-2